                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

     Filed by the Registrant [X]
     Filed by a Party other than the Registrant [ ]
     Check the appropriate box:
     [X] Preliminary Proxy Statement       [ ] Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
     [ ] Definitive Proxy Statement
     [ ] Definitive Additional Materials
     [ ] Soliciting Material Pursuant to sec. 240.14a-11(c) or sec. 240.14a-12

                                PHOTOCOMM, INC.
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                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
     [X] No fee required.
     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(l) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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     [ ] Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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

                                PHOTOCOMM, INC.
                                     D/B/A
                             GOLDEN GENESIS COMPANY
                              4585 MCINTYRE STREET
                             GOLDEN, COLORADO 80403
                                 (303) 271-7465

                                                                  April   , 1998

Dear Stockholder:

     On behalf of the Board of Directors of Photocomm, Inc., doing business as Golden Genesis Company, it is my pleasure to invite you to the 1998 Annual Meeting of Stockholders (the "Annual Meeting"). The Annual Meeting will be held on Wednesday, May 27, 1998 at 12:00 p.m., local time, at 7812 East Acoma Drive, Scottsdale, Arizona.

     The Annual Meeting has been called for the following purposes: (1) to elect six directors to serve on the Board of Directors, each to serve until the next Annual Meeting; (2) to approve the reincorporation of the Company into a Delaware corporation pursuant to an Agreement and Plan of Merger with a corporation to be formed by the Company in Delaware; (3) to approve the Company's 1998 Stock Option and Incentive Plan; (4) to ratify the Board of Directors' appointment of Price Waterhouse LLP as the Company's independent public accountants for the 1998 fiscal year; and (5) to transact such other business as may properly come before the Annual Meeting or any adjournment thereof, all as more fully described in the accompanying Proxy Statement.

     The Board of Directors has approved the matters being submitted by the Company for stockholder approval at the Annual Meeting and recommends that stockholders vote "FOR" such proposals. It is important that your views be represented at the Annual Meeting. Whether or not you plan to attend the Annual Meeting, please complete, sign and date the enclosed Proxy Card and promptly return it in the postage prepaid envelope.

                                            Sincerely,

                                            JOHN K. COORS
                                            President and Chief Executive
                                            Officer

                                PHOTOCOMM, INC.
                                     D/B/A
                             GOLDEN GENESIS COMPANY
                              4585 MCINTYRE STREET
                             GOLDEN, COLORADO 80403
                                 (303) 271-7465

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 27, 1998

     NOTICE IS HEREBY GIVEN that the 1998 annual meeting of stockholders (the "Annual Meeting") of Photocomm, Inc., an Arizona corporation doing business as Golden Genesis Corporation (the "Company"), will be held on Wednesday, May 27, 1998 12:00 p.m., local time, at 7812 East Acoma Drive, Scottsdale, Arizona, for the purpose of considering and voting upon the following matters:

     1. To elect six directors to serve on the Board of Directors, each to serve until the next Annual Meeting;

     2. To approve the reincorporation of the Company into a Delaware corporation pursuant to an Agreement and Plan of Merger with a corporation to be formed by the Company in Delaware;

     3. To approve the Company's 1998 Stock Option and Incentive Plan;

     4. To ratify the Board of Directors' appointment of Price Waterhouse LLP as the Company's independent public accountants for the 1998 fiscal year; and

     5. To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this notice.

     Pursuant to the Company's Amended and Restated Bylaws, the Board of Directors has fixed April [ ], 1998 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and at all adjournments thereof. Only stockholders of record at the close of business on that date will be entitled to vote at the Annual Meeting and any adjournment thereof. A list of all stockholders entitled to vote at the Annual Meeting will be open for examination by any stockholder for any purpose germane to the Annual Meeting during ordinary business hours for a period of ten (10) days before the Annual Meeting at the offices of the Company located at 4585 McIntyre Street, Golden, Colorado 80403.

                                            By Order of the Board of Directors

                                            JEFFREY C. BRINES
                                            Secretary

Scottsdale, Arizona
April   , 1998

     WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED POSTAGE PREPAID ENVELOPE. IF YOU SIGN AND RETURN YOUR PROXY CARD WITHOUT SPECIFYING A CHOICE, YOUR SHARES WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS. YOU MAY, IF YOU WISH, REVOKE YOUR PROXY AT ANY TIME PRIOR TO THE TIME IT IS VOTED BY FILING WITH THE SECRETARY OF THE COMPANY A WRITTEN REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE OR BY ATTENDING THE ANNUAL MEETING AND VOTING IN PERSON.

                                PHOTOCOMM, INC.
                                     D/B/A
                             GOLDEN GENESIS COMPANY
                              4585 MCINTYRE STREET
                             GOLDEN, COLORADO 80403
                                 (303) 271-7465
                             ---------------------

                                PROXY STATEMENT
                      1998 ANNUAL MEETING OF STOCKHOLDERS
                                  MAY 27, 1998
                             ---------------------

                SOLICITATION, VOTING AND REVOCABILITY OF PROXIES

     This Proxy Statement and the accompanying Proxy Card are furnished to stockholders of Photocomm, Inc., doing business as Golden Genesis Company (the "Company"), in connection with the solicitation by the Company's Board of Directors (the "Board of Directors" or the "Board") of proxies to be used at the 1998 annual meeting of stockholders (the "Annual Meeting"), to be held on Wednesday, May 27, 1998 at 12:00 p.m., local time, at 7812 East Acoma Drive, Scottsdale, Arizona, and at any adjournments thereof.

     If the enclosed form of proxy is properly executed and returned to the Company in time to be voted at the Annual Meeting, the shares represented thereby will be voted in accordance with instructions marked thereon. EXECUTED BUT UNMARKED PROXIES WILL BE VOTED: (1) "FOR" PROPOSAL 1 TO ELECT THE BOARD OF DIRECTORS' SIX NOMINEES FOR DIRECTOR, (2) "FOR" PROPOSAL 2 TO APPROVE THE REINCORPORATION OF THE COMPANY INTO A DELAWARE CORPORATION PURSUANT TO AN AGREEMENT AND PLAN OF MERGER WITH A CORPORATION TO BE FORMED BY THE COMPANY IN DELAWARE, (3) "FOR" PROPOSAL 3 TO APPROVE THE COMPANY'S 1998 STOCK OPTION AND INCENTIVE PLAN, AND (4) "FOR" PROPOSAL 4 TO RATIFY THE APPOINTMENT OF PRICE WATERHOUSE LLP AS THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS FOR THE 1998 FISCAL YEAR. If any other matters properly come before the Annual Meeting, the persons named in the accompanying proxy will vote the shares represented by such proxies on such matters in accordance with their best judgment.

     The presence of a stockholder at the Annual Meeting will not automatically revoke such stockholder's proxy. Stockholders may, however, revoke a proxy at any time prior to its exercise by filing with the Secretary of the Company a written revocation or a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person.

     The cost of solicitation of proxies in the form enclosed herewith will be borne by the Company. In addition to the solicitation of proxies by mail, the Company, through its officers, directors or employees, also may solicit proxies personally or by telephone or other means. Such persons will not be specifically compensated for such solicitation activities. Arrangements also will be made with brokerage houses and other custodians, nominees and fiduciaries for forwarding solicitation materials to the beneficial owners of shares held of record by such persons, and the Company will reimburse such persons for their reasonable expenses incurred in that connection.

     The close of business on April 1, 1998 has been fixed by the Board of Directors as the record date (the "Record Date") for determination of stockholders entitled to vote at the Annual Meeting. As of the Record Date, the outstanding voting stock of the Company consisted of 16,666,544 shares of the Company's common stock, par value $.10 per share (the "Common Stock"), 38,972 shares of the Company's preferred stock, par value $.001 per share, designated Series A Convertible Stock (the "Series A Preferred Stock"), and 44,165 shares of the Company's preferred stock, par value $.001 per share, designated Series AA Convertible Stock (the "Series AA Preferred Stock" and, together with the Series A Preferred Stock, the "Preferred Stock"). The Common Stock and the Preferred Stock are sometimes collectively referred to herein as the "Voting Stock." In voting on matters other than the election of directors, (a) each share of Common Stock entitles the holder thereof on the Record Date to one vote per share with respect to all matters as to which a vote is taken at the Annual Meeting, and (b) each share of Preferred Stock entitles the holder thereof on the Record Date to one vote per share of Common Stock into which such share of Preferred Stock is convertible into in accordance with their terms with respect to all matters as to which a vote is taken at the Annual Meeting. As of the Record Date, each share of Preferred Stock was convertible into four shares of Common Stock.

     With respect to the election of directors of the Company, the stockholders have cumulative voting rights, whereby any stockholder may multiply the number of Voting Shares he or she is entitled to vote by the number of directors to be elected and allocate his or her votes among the candidates in any manner he chooses. There are no conditions precedent to the exercise of the right to cumulate votes in the election of directors of the Company; stockholders may exercise such cumulative voting rights, either in person or by proxy, with or without advance notice to the Company.

                         DISSENTERS' RIGHTS RELATING TO
                  THE REINCORPORATION BY MERGER INTO DELAWARE

     Under Arizona law, holders of Voting Stock may dissent from the merger by which the Company plans to reincorporate in Delaware and obtain payment of the fair value of their shares if the reincorporation merger is consummated. A copy of Sections 10-1301 through 10-1331 of the Arizona Business Corporation Act (the "Arizona Act"), which govern the procedures for the exercise of such dissenters' rights, is attached as Exhibit E to this Proxy Statement. The description of dissenters' rights set forth below is a summary only and is qualified in its entirety by reference to the text of Sections 10-1301 through 10-1331 of the Arizona Act.

     Any stockholder who wishes to dissent from the reincorporation merger and obtain payment of the fair value of such stockholder's shares must: (i) deliver to the Company, before the vote is taken on the reincorporation merger at the Annual Meeting, written notice of such stockholder's intent to demand payment for such stockholder's shares if the reincorporation merger is effectuated; and
(ii) not vote the shares in favor of the approval of the reincorporation merger.

     Under Arizona law, a stockholder entitled to dissenters' rights may not challenge the corporate action creating such rights unless the action is unlawful or fraudulent with respect to the stockholder or the Company.

     If the reincorporation merger is approved by the stockholders, the Company will, no later than ten days after the effective time of the reincorporation merger, deliver a written notice (the "Dissenters' Notice") to all holders of Voting Stock who have satisfied the statutory requirements. The Dissenters' Notice will: (i) state where the payment demand must be sent and where and when share certificates will be deposited; (ii) supply a form for demanding payment that includes the date of the first announcement to news media or to stockholders of the terms of the proposed reincorporation merger and requires the person asserting dissenters' rights to certify whether or not the person acquired beneficial ownership of the Voting Stock before that date; (iii) set a date by which the Company must receive the payment demand, which date will be at least thirty but not more than sixty days after the date the Dissenters' Notice is delivered; and (iv) be accompanied by a copy of Sections 10-1301 through 10-1331 of the Arizona Act.

     A stockholder who is given the Dissenters' Notice and desires to assert dissenters' rights must demand payment, certify whether such stockholder acquired beneficial ownership of the Voting Stock before the date set forth in the Dissenters' Notice pursuant to item (ii) above, and deposit the certificates in accordance with the terms of the Dissenters' Notice.

     A demand for payment should be executed by or on behalf of the holder of record, fully and correctly, as such holder's name appears on such holder's stock certificates. If the Voting Stock is owned of record in a fiduciary capacity, such as by a trustee, guardian or custodian, execution of the demand should be made in that capacity, and if the Voting Stock is owned of record by more than one person as in a joint tenancy or tenancy in common, the demand should be executed by or on behalf of all joint owners. A beneficial holder may assert dissenters' rights as to shares held on the beneficial holder's behalf only if (i) the beneficial holder submits to the Company the record holder's written consent thereto not later than the time the beneficial holder asserts the dissenters' rights, and (ii) the beneficial holder asserts dissenters' rights with respect to all shares of which such holder is the beneficial holder or over which such holder has power to direct the vote. Stockholders who hold their Voting Stock in brokerage accounts or other nominee forms and who wish to exercise dissenters' rights are urged to consult with their brokers to determine the appropriate procedures for the making of a demand by such a nominee.

     ANY STOCKHOLDER WHO VOTES IN FAVOR OF THE REINCORPORATION MERGER, DOES NOT DEMAND PAYMENT IN THE MANNER PRESCRIBED OR DOES NOT DEPOSIT THE STOCKHOLDER'S CERTIFICATES BY THE DATE SET IN THE DISSENTERS' NOTICE IS NOT ENTITLED TO PAYMENT FOR THE STOCKHOLDER'S SHARES OF VOTING STOCK UNDER SECTIONS 10-1301 THROUGH 10-1331 OF THE ARIZONA ACT.

     If a stockholder fails to perfect or effectively withdraws or loses such stockholder's right to demand payment under the Arizona Act, such stockholder's shares of Voting Stock will thereupon be deemed to have been converted into, as of the Effective Time, the right to receive shares of common stock or preferred stock, as the case may be, in the surviving Delaware corporation.

     Following the consummation of the reincorporation merger, the Company will pay each dissenting stockholder the amount the Company estimates to be the fair value of the dissenting stockholder's shares of Voting Stock plus accrued interest (the "Payment"). The Payment will be accompanied by: (i) certain financial statements of the Company as prescribed by the Arizona Act; (ii) a statement of the Company's estimate of the fair value of the Voting Stock; (iii) an explanation of how the interest was calculated; (iv) a statement of the dissenting stockholders' right to demand payment under Section 10-1328 of the Arizona Act; and (v) a copy of Sections 10-1301 through 10-1331 of the Arizona Act.

     The Company may elect to withhold payment from a dissenting stockholder unless the dissenting stockholder was the beneficial owner of the shares before the date set forth in the Dissenters' Notice as the date of the first announcement to news media or to Stockholders of the proposed Reincorporation merger. To the extent the Company elects to so withhold payment, after consummation of the reincorporation merger, it will estimate the fair value of the shares plus accrued interest and will pay this amount to each dissenting stockholder who agrees to accept it in full satisfaction of such stockholder's demand. The Company will send with its offer a statement of its estimate of the fair value of the shares, an explanation of how the interest was calculated and a statement of the dissenting stockholder's right to demand payment under
Section 10-1328.

     If (i) a dissenting stockholder believes that the amount paid or offered is less than the fair value of the shares or that the interest was incorrectly calculated, or (ii) the Company fails to make payment within sixty days after the date set by the Company by which the Company must receive the payment demand, or (iii) the Company, having failed to consummate the reincorporation merger, does not return the deposited certificates within sixty days after the date set for demanding payment, the dissenting stockholder may give written notice (the "Additional Payment Notice") to the Company of the dissenting stockholder's estimate of the fair value of the dissenting stockholder's shares and of the amount of interest due and may demand payment of such estimate, less any payment made by the Company. A DISSENTING STOCKHOLDER WAIVES THE RIGHT TO DEMAND ADDITIONAL PAYMENT UNLESS HE OR SHE CAUSES THE COMPANY TO RECEIVE THE ADDITIONAL PAYMENT NOTICE WITHIN THIRTY DAYS AFTER THE COMPANY MADE OR OFFERED PAYMENT FOR THE DISSENTING STOCKHOLDER'S SHARES. If an Additional Payment Notice remains unsettled, the Company will commence a proceeding within sixty days after receiving the Additional Payment Notice and will petition the court to determine the fair value of the shares of Voting Stock and accrued interest. The court will assess the costs of such a proceeding against the Company, except that the court shall assess costs against all or some of the dissenters to the extent the court finds that the fair value does not materially exceed the amount offered by the Company or that the dissenters acted arbitrarily, vexatiously or not in good faith in demanding additional payment. If the Company does not commence such a proceeding within the sixty-day period, it will pay to each dissenting stockholder whose Additional Payment Notice remains unsettled the amount demanded therein.

               QUORUM, COUNTING VOTES AND PRINCIPAL STOCKHOLDERS

     The Amended and Restated Bylaws of the Company (the "Bylaws") provide that the holders of record of shares of the capital stock of the Company possessing a majority of the aggregate number of votes to which all outstanding shares of the capital stock of the Company are entitled to vote shall constitute a quorum at the Annual Meeting. Stockholders' votes will be tabulated by persons appointed by the Board of Directors to act as inspectors of election for the Annual Meeting.

     Assuming the presence of a quorum at the Annual Meeting, a plurality of the votes cast at the Annual Meeting is required for election of directors, a majority of the shares represented in person or by proxy at the Annual Meeting and entitled to vote on the matter is required to (a) approve the Company's 1998 Stock Option and Incentive Plan, and (b) ratify the appointment of Price Waterhouse LLP as the Company's independent public accountants, and a majority of all the votes entitled to vote on the matter is required to approve the reincorporation of the Company into a Delaware corporation pursuant to an Agreement and Plan of Merger with a corporation to be formed by the Company in Delaware. Unless otherwise required by applicable law or the Third Restated Articles of Incorporation of the Company, as amended (the "Articles of Incorporation") or Bylaws, the affirmative vote of a majority of the shares represented in person or by proxy at the Annual Meeting and entitled to vote thereon is required to decide any other matter submitted to a stockholder vote. Arizona law and the Articles of Incorporation provide for cumulative voting in the election of directors.

     Shares represented by proxies pursuant to which votes have been withheld from any nominee for director, or which contain one or more abstentions, are counted as present or represented for purposes of determining both (i) the presence or absence of a quorum for the Annual Meeting and (ii) the total number of shares entitled to vote. A "broker non-vote" occurs when a broker or other nominee holding shares for a beneficial owner votes on one proposal, but does not vote on another proposal because the broker does not have discretionary voting power for the other proposal and has not received instructions from the beneficial owner. Broker non-votes are counted as present or represented for purposes of determining the presence or absence of a quorum for the Annual Meeting, but are not counted for purposes of determining the number of shares entitled to vote with respect to any proposal for which the broker lacks discretionary authority. As a result, abstentions and broker non-votes will not have any effect on Proposal 1, but will have the effect of a vote against Proposal 2, and abstentions will have the effect of a vote against, while broker non-votes will not have any effect, on Proposals 3 and 4.

     As of the Record Date, ACX Technologies, Inc.("ACX") beneficially owned (a) 9,096,327 shares of Common Stock, representing approximately 54.6% of the voting power of the Common Stock outstanding at that date, (b) 35,763 shares of Series A Preferred Stock, representing approximately 91.8% of the voting power of the Series A Preferred Stock outstanding at that date, and (c) 40,000 shares of Series AA Preferred Stock, representing approximately 90.6% of the voting power of the Series AA Preferred Stock outstanding at that date. As of the Record Date, ACX beneficially owned 55.3% of the voting power of the outstanding Voting Stock. ACX has advised the Company that it intends to vote all shares of Voting Stock beneficially owned by it in favor of (a) all director nominees, (b) the reincorporation of the Company into a Delaware corporation pursuant to an Agreement and Plan of Merger with a corporation to be formed by the Company in Delaware, (c) the approval of the Company's 1998 Stock Option and Incentive Plan, and (d) the appointment of Price Waterhouse LLP as the Company's independent public accountants.

     For information regarding beneficial ownership of Voting Stock by the Company's directors and executive officers and holders of more than 5% of the outstanding Voting Stock, see "Security Ownership of Certain Beneficial Owners and Management" and "Principal Holders of Voting Securities."

     This Proxy Statement, the Notice of Annual Meeting of Stockholders, the Proxy Card and the Company's Annual Report to Stockholders were first mailed to
stockholders on or about April   , 1998.

     THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" APPROVAL OF THE PROPOSALS SET FORTH IN THIS PROXY STATEMENT.

                             ELECTION OF DIRECTORS
                                  (PROPOSAL 1)

     The Bylaws provide that the Board of Directors shall consist of not fewer than three directors nor more than nine directors and that the number of directors, within such limits, shall be determined by resolution of the Board of Directors. Six members of the Board of Directors are to be elected at the Annual Meeting, each to serve until the next Annual Meeting.

     The Board of Directors has nominated Jed J. Burnham, Joseph Coors, Jr., John K. Coors, John Markle, Norman E. Miller and Gerritt J. Wolfaardt for election as directors for the ensuing year.

     Unless otherwise specified on the proxy, it is the intention of the persons named in the proxy to vote the shares represented by each properly executed proxy for the nominees listed herein. The Board of Directors believes that such nominees will stand for election and will serve if elected as directors. However, if any person nominated by the Board of Directors fails to stand for election or is unable to accept election, the proxies will be voted for the election of such other person or persons as designated by the Board of Directors.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF ITS NOMINEES FOR DIRECTORS.

INFORMATION AS TO NOMINEES FOR ELECTION AS DIRECTORS

     The following table sets forth certain information regarding the Board of Directors' six nominees for election as directors and those directors who will continue to serve as such after the Annual Meeting.

                               AGE AT
                              MARCH 31,    DIRECTOR                  CURRENT POSITIONS(S)
NOMINEES:                       1998       SINCE(1)                    WITH THE COMPANY
---------                     ---------    ---------                 --------------------
John K. Coors...............     41          1996       President, Chief Executive Officer and Director
Joseph Coors, Jr............     56          1996       --
Jed J. Burnham(2)...........     53          1997       Director
John Markle.................     42            --       --
Norman E. Miller(2).........                 1997       Director
Gerritt J.
  Wolfaardt(2)(3)...........     51          1997       Director

---------------

(1) The dates shown reflect the year in which these persons were first elected as directors of the Company or its predecessors.

(2)  Member of the Audit Committee.

(3)  Member of the Compensation Committee.

     In addition to Mr. Wolfaardt, Walter M. Baker, a director of the Company that is not standing for reelection, is a member of the Compensation Committee.

     The principal occupations for the past five years of each of the six nominees for director are set forth below.

     John K. Coors. Dr. John Coors has served as President and Chief Executive Officer of the Company since January 1997 and as a director of the Company since November 1996. He has served as President of Golden International, Inc., an indirect wholly owned subsidiary of ACX ("Golden International"), since July 1992. Dr. John Coors was Vice President and Plant Manager of the Memphis, Tennessee brewing facilities of Coors Brewing Company, a wholly owned subsidiary of Adolph Coors Company ("ACCo"), from January 1992 to July 1992. Dr. John Coors is also a director of ACX. Dr. Coors received a B.S. in Chemical and Petroleum Refining Engineering from the Colorado School of Mines, a M.S. in Biochemistry from the University of Texas at Austin and a Doctorate in Engineering from the Technical University of Munich.

     Joseph Coors, Jr. Mr. Joseph Coors, Jr. is a new nominee who has not previously served as a director of the Company. He has served as President of ACX, the beneficial owner of a majority of the outstanding capital stock of the Company, since August 1992, President and Chief Executive Officer of Coors Porcelain Company, a wholly owned subsidiary of ACX ("Coors Ceramics"), since March 1997, and as Chairman of the Board of Directors of Coors Ceramics since 1989. Mr. Joseph Coors, Jr. was Executive Vice President of ACCo, from which ACX was spun off in December 1992, from 1991 to 1992, and President of Coors Ceramics from 1985 to 1993. Mr. Joseph Coors, Jr. is also a director of ACX and Hecla Mining Company.

     Jed J. Burnham. Mr. Burnham has served as a director of the Company since November 1996. He has served as Chief Financial Officer of ACX since March 1995 and as Treasurer of ACX since August 1992. Mr. Burnham was Chief Credit Officer for non-metro Denver banks at Norwest Bank Colorado, N.A. from 1990 to 1992.

     John Markle. Mr. Markle is a new nominee who has not previously served as a director of the Company. He has served as Senior Vice President of Operations, Western Region for Rental Service Corporation, a construction equipment rental and sale company, since January 1998. Mr. Markle was President of Center Rental and Sales, Inc., a construction equipment rental and sale company, from 1987 to December 1997.

     Norman E. Miller. Mr. Miller has served as a director of the Company since August 1997. He has served as Chairman of Interstate Battery System of America, Inc., a wholesaler of automotive batteries, since 1963.

     Gerritt J. Wolfaardt. Mr. Wolfaardt has served as a director of the Company since January 1997. He has served as Director, Economic Development in Africa, for Development Associates International, an organization to facilitate economic progress and leadership in developing nations, since August 1997 and President of Global Marketplace Services Inc., an economic development consulting service, since October 1996. Mr. Wolfaardt was a Missionary/Base Director for Youth With a Mission, an international missionary training and development program of the University of Nations in Cape Town, South Africa, from April 1986 to July 1997.

FAMILY RELATIONSHIPS

     Joseph Coors, Jr. and John K. Coors are brothers. In addition, Joseph Coors, Jr. and John K. Coors are both brothers of Jeffrey H. Coors, an outgoing member of the Board of Directors, and nephews of William K. Coors, all of whom serve on the Board of Directors of ACX, the parent of Golden Technologies Company, Inc. ("GTC"), the Company's majority stockholder.

CORPORATE GOVERNANCE AND RELATED MATTERS

     The Board of Directors conducts its business through meetings and through its committees. The Board of Directors acts as a nominating committee for selecting candidates to stand for election as directors. Pursuant to the Bylaws, other candidates may also be nominated by any stockholder, provided such other nomination(s) are submitted in writing to the Secretary of the Company no earlier than 90 days nor later than 60 days prior to the first anniversary of the preceding year's Annual Meeting or, if the date of the Annual Meeting at which the directors nominated are to be elected is more than 30 days prior to or 60 days after the first anniversary of the preceding year's Annual Meeting, not earlier than 90 days nor later than 60 days prior to such Annual Meeting or 10 days following the first public announcement of the date of such Annual Meeting, together with all information regarding the nominee that is required to be disclosed in connection with the solicitation of proxies for the election of directors pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the "Exchange Act") and the consent of such nominee to be named in the proxy statement and serve as a director if elected, as well as the identity and address of the nominator and the number of shares of the Company's stock owned, directly and indirectly, by the nominator. No such nominations have been received as of the date hereof in connection with the Annual Meeting.

     The Board of Directors has established an Audit Committee and a Compensation Committee. The Audit Committee, among other things, recommends the firm to be appointed as independent accountants to audit the Company's financial statements, discusses the scope and results of the audit with the independent accountants, reviews with management and the independent accountants the Company's interim and year-end operating results, considers the adequacy of the internal accounting controls and audit procedures of the

Company and reviews the non-audit services to be performed by the independent accountants. The current members of the Audit Committee are Messrs. Burnham, Miller and Wolfaardt. The Compensation Committee reviews and recommends the compensation arrangements for the Company's management and administers the Company's stock option plans. The current members of the Compensation Committee are Messrs. Baker and Wolfaardt.

     During the fiscal year ended December 31, 1997, the Board of Directors met eight (8) times. During the same period, the Audit Committee met two (2) times and the Compensation Committee met two (2) times. During the fiscal year ended December 31, 1997, no director other than Donald E. Anderson attended fewer than 75% of the total of all meetings of the Board of Directors and any committee on which he served.

DIRECTORS' COMPENSATION

     Directors of the Company who are also employees of the Company or its parent receive no directors fees. Non-employee directors receive directors fees of $1,000 for each Board meeting attended and $6,000 to serve on a committee. In addition, directors are reimbursed for their reasonable out-of-pocket travel expenditures incurred. Non-employee directors of the Company are also eligible to receive grants of stock options under the Company's Non-Employee Directors Stock Option Plan (the "Directors Plan").

     The Directors Plan was adopted by the Board of Directors and approved by the stockholders in January 1996. Under the Directors Plan, 100,000 shares of Common Stock were initially reserved for purchase pursuant to options (subject to adjustment for certain events, such as recapitalizations or stock splits, effected without consideration) for grants to directors of the Company who are not officers or employees of the Company (each an "Eligible Director"). Options for 88,000 shares of Common Stock had been granted under the Directors Plan and none of such options to purchase shares of Common Stock had been exercised as of the Record Date. Under the Directors Plan, each Eligible Director who commences service as a director is granted an initial option to purchase 10,000 shares of Common Stock. Each such Eligible Director is also granted an additional option to purchase 3,000 shares of Common Stock immediately after December 1 of each year if the Eligible Director continues to be an Eligible Director at such time and has attended 75% of the meetings held by the Board of Directors over the prior 12 month period or, if shorter, during the term during which such Eligible Director has served as director at least 75% of the meetings of the Board of Directors on which such Eligible Director serves during such time. The Directors Plan will terminate automatically on December 4, 2005, unless terminated earlier by the Board of Directors. Pursuant to Proposal 3, the stockholders of the Company are being asked to approve the 1998 Stock Option and Incentive Plan, which will incorporate terms substantially similar to the Directors Plan with respect to non-employee directors and allow for shares reserved for issuance under the Directors Plan to be transferred to the 1998 Stock Option and Incentive Plan to be used for option grants to such directors. Upon the approval of the 1998 Stock Option and Incentive Plan by the stockholders of the Company, there will be no further grants of options under the Directors Plan.

     Other than the compensation described above, none of the directors received any other compensation from the Company in 1997 in connection with their service as directors. See "Executive Compensation and Other Information -- Certain Transactions."

                               EXECUTIVE OFFICERS

     The following table sets forth as of the date hereof the executive officers of the Company.

            NAME               AGE                               POSITION
            ----               ---                               --------
John K. Coors................  41     President and Chief Executive Officer
Jeffrey C. Brines............  40     Vice President, Chief Financial Officer and Secretary
J. Michael Davis.............  51     Vice President and Chief Operating Officer
Myron D. Anduri..............  42     Vice President -- Marketing and Sales
Thomas P. Dyer...............  56     Vice President -- Manufacturing and Operations
Ronald Kenedi................  50     Vice President -- Distribution
Michael Stern................  40     Vice President -- Utilities
Donald E. Anderson...........  65     Vice President

     The biographical information regarding Mr. Coors is set forth above. See "Information as to Nominees for Election as Directors."

     Jeffrey C. Brines. Mr. Brines has served as Vice President, Chief Financial Officer and Secretary of the Company since January 1997. He has served as Vice President -- Finance of Golden International since September 1996. Mr. Brines was a Plant Manager of Golden Photon, Inc. ("Golden Photon"), a solar module manufacturer and a wholly owned subsidiary of GTC, from January 1995 to August 1996 and Controller of Golden Photon from October 1993 to December 1994. Mr. Brines worked at CBC from August 1980 to September 1993, where his last position was Manager of Finance and Accounting. Mr. Brines received a B.S. in Accounting and a M.B.A. from Regis University.

     J. Michael Davis. Mr. Davis has served as Vice President of the Company since February 1997 and as Chief Operating Officer of the Company since May 1997. He has served as Vice President -- Marketing of Golden International since September 1996. Mr. Davis was Vice President -- Marketing of GTC from July 1993 to January 1997 and Assistant Secretary of the United States Department of Energy from June 1989 to January 1993. Mr. Davis received a B.S. in Civil Engineering from the United States Air Force Academy and a M.S. in Civil Engineering from the University of Illinois.

     Myron D. Anduri. Mr. Anduri has served as Vice President -- Marketing and Sales of the Company since January 1994, prior to which he was Vice
President -- Industrial Division of the Company since 1989 and
Manager -- Industrial Division of the Company from 1987 to 1989. Mr. Anduri received his B.A. in Economics from Colorado State University.

     Thomas P. Dyer. Mr. Dyer has served as Vice President -- Manufacturing and Operations of the Company since August 1997, prior to which he was Operations Manager of the Company since May 1997 and Marketing Coordinator and Manager of New Business Development of the Company from January 1996 to May 1997. He served as a consultant for his own consumer sales and marketing consulting company, TPD Consulting Services, from 1990 to 1996. Mr. Dyer worked at Arco Solar/Siemens Solar Industries, a manufacturer of solar electric modules, from 1977 to 1990, where his last position was Vice President of Sales and Marketing.

     Ronald Kenedi. Mr. Kenedi has served as Vice President -- Distribution Division of the Company since June 1989, prior to which he was Manager -- Distribution Division of the Company since June 1988. From 1985 to 1988 Mr. Kenedi managed the Company's mail order division and dealer development business. From 1976 to 1985 Mr. Kenedi was the co-owner and operator of Independent Power Company, a solar electric company that was acquired by the Company. Mr. Kenedi received his B.S. in Psychology and Fine Arts from the State University of New York at Stonybrook.

     Michael Stern. Mr. Stern has served as Vice President -- Utilities of the Company since January 1998. He was President of Silicon Energy Company, a company which he founded, from its establishment in 1985 until it was acquired by the Company in January 1998. Prior to starting Silicon Energy Company, Mr. Stern worked at Arco Solar from 1980 to 1985, where his last position was Manufacturing Manager. Mr. Stern received his B.E. from UCLA.

     Donald E. Anderson. Mr. Anderson has served as Vice President of the Company since January 1997 and as a director of the Company since he founded it in 1981. He served as Chairman of the Board of Directors of the Company from 1981 to January 1997. Mr. Anderson received his B.A. from Minneapolis Business College.

                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

SUMMARY COMPENSATION TABLE

     The following table sets forth certain information concerning the cash and non-cash compensation paid or accrued during the periods indicated to the Chief Executive Officer and the four other most highly compensated officers of the Company whose combined salary and bonus exceeded $100,000 during the fiscal year ended December 31, 1997 (the "Named Executive Officers").

                                                                   LONG TERM
                                                                  COMPENSATION
                                                                     AWARDS
                                                 ANNUAL           ------------
                                              COMPENSATION         SECURITIES
                                           -------------------     UNDERLYING      ALL OTHER
   NAME AND PRINCIPAL POSITION     YEAR     SALARY      BONUS       OPTIONS       COMPENSATION
   ---------------------------     ----    --------    -------    ------------    ------------
John K. Coors                      1997    $139,673    $25,560      250,000        $    6,000(1)
  President and Chief Executive
  Officer
Jeffrey C. Brines                  1997      97,615     24,059      125,000            10,000(1)
  Executive Vice President, Chief
  Financial Officer and Secretary
J. Michael Davis                   1997     133,769     25,560      125,000             1,333(1)
  Vice President and Chief
  Operating Officer
Robert R. Kauffman(2)              1997      29,982     80,000           --           638,135(3)
  Former President and Chief       1996(4)  202,550(5)  40,000      200,000             7,551(6)
  Executive Officer                1995(4)  184,000(4)  25,000      200,000             4,055(6)
Thomas C. LaVoy(7)                 1997      14,631         --           --           353,098(8)
  Former Senior Vice President,    1996(3)   92,831     15,000       75,000             3,410(5)
  Secretary and Chief              1995(3)   74,077      5,000       50,000             1,318(5)
  Financial Officer

---------------

(1) Other compensation for Messrs. Coors, Brines and Davis represents in each case an automobile allowance.

(2) Mr. Kauffman was terminated as President and Chief Executive Officer on January 31, 1997.

(3) Other Compensation for Mr. Kauffman in 1997 is comprised of lump sum severance, benefit and settlement payments, including lump sum payments of
    (a) $394,505 in severance, (b) $37,399 for life, disability and medical benefits, (c) $21,551 for personal services benefits, (d) $37,535 for COBRA premiums and other executive benefits, (e) $12,145 for unused vacation benefits and (f) $135,000 in settlement. See "-- Certain Transactions."

(4) The Company's 1996 and 1995 fiscal years ended August 31.

(5) Does not include fees of $400 per quarterly board meeting for all inside directors.

(6) Other Compensation for Mr. Kauffman in 1996 and 1995 represents payments made for a life insurance policy for his benefit and the Company's contributions to the 401(k) Plan for his benefit in the following respective amounts: 1996 -- $2,944 and $4,607; and 1995 -- $2,324 and $1,731. Other
    Compensation for Mr. LaVoy in 1996 and 1995 represents the Company's contributions to the 401(k) Plan for his benefit.

(7) Mr. LaVoy was terminated as Chief Financial Officer on January 31, 1997.

(8) Other Compensation for Mr. LaVoy in 1997 is comprised of lump sum severance, benefit and settlement payments, including lump sum payments of (a) $226,492 in severance, (b) $11,320 for life, disability and medical benefits, (c) $11,522 for other executive benefits, (d) $3,764 for unused vacation benefits and (f) $100,000 for the cancellation of certain stock options and rights to acquire equity securities of the Company. See "-- Certain Transactions."

OPTION GRANTS

     The following table sets forth information with respect to grants of stock options to each of the Named Executive Officers during the year ended December 31, 1997.

                                                  INDIVIDUAL GRANTS                                     POTENTIAL REALIZED
                      --------------------------------------------------------------------------             VALUE AT
                                    PERCENT OF                                                            ASSUMED ANNUAL
                      NUMBER OF       TOTAL                                                               RATES OF STOCK
                      SECURITIES     OPTIONS                                                            PRICE APPRECIATION
                      UNDERLYING    GRANTED TO                                                           FOR OPTION TERM
                       OPTIONS     EMPLOYEES IN   EXERCISE                                         ----------------------------
        NAME           GRANTED     FISCAL YEAR     PRICE        GRANT DATE      EXPIRATION DATE       5%                10%
        ----          ----------   ------------   --------   ----------------   ----------------   --------          ----------
John K. Coors........  250,000(1)     14.8%       $3.0938    February 3, 1997   February 3, 2007   $486,419          $1,232,680
Jeffrey C. Brines....  125,000(1)      7.4%        3.0938    February 3, 1997   February 3, 2007   $243,209          $  616,340
J. Michael Davis.....  125,000(1)      7.4%        3.0938    February 3, 1997   February 3, 2007   $243,209          $  616,340
Robert R. Kauffman...  400,000        23.7%       $  2.46     January 1, 1997    January 1, 2007   $618,832          $1,568,243
Thomas C. LaVoy......  200,000        11.9%       $  2.46     January 1, 1997    January 1, 2007   $309,416          $  789,121

---------------

(1) These options vest according to the following schedule: 33.33% on each of the first, second and third anniversaries of the option grant.

AGGREGATE OPTION EXERCISES AND FISCAL YEAR-END VALUES

     The following table sets forth information with respect to the Named Executive Officers concerning the exercise of options during fiscal year 1997, the number of securities underlying unexercised options at the 1997 year-end and the year-end value of all unexercised in-the-money options held by such individuals.

                                                                                      VALUE OF UNEXERCISED
                         SHARES                      NUMBER OF UNEXERCISED            IN-THE-MONEY OPTIONS
                        ACQUIRED                   OPTIONS AT FISCAL YEAR-END         AT FISCAL YEAR-END(2)
                           ON          VALUE      ----------------------------    -----------------------------
                       EXERCISE(1)    REALIZED    EXERCISABLE    UNEXERCISABLE    EXERCISABLE     UNEXERCISABLE
                       -----------    --------    -----------    -------------    -----------     -------------
John K. Coors........      --            --             5,000          255,000              --              --
Jeffrey C. Brines....      --            --                 0          125,000              --              --
J. Michael Davis.....      --            --                 0          125,000              --              --
Robert R. Kauffman...      --            --                --               --              --              --
Thomas C. LaVoy......      --            --           150,000               --              --              --

---------------

(1) None of the Named Executive Officers exercised options during fiscal year 1997.

(2) Represents the difference between the exercise price and the average of the bid and ask price for the Common Stock on the NASDAQ SmallCap Market at December 31, 1997. At December 31, 1997 none of the options held by any of the Named Executive Officers were in-the-money.

TEN YEAR OPTION REPRICING TABLE

                                                                                                  LENGTH OF
                                                                                                   ORIGINAL
                                                               MKT. PRICE   ORIGINAL     NEW        OPTION
                                                     NUMBER    ON REPRICE   EXERCISE   EXERCISE      TERM
              NAME                 REPRICING DATE   REPRICED      DATE       PRICE      PRICE     REMAINING
              ----                 --------------   --------   ----------   --------   --------   ----------
Robert R. Kauffman...............  July 15, 1997    400,000      $2.125      $2.46      $2.125    115 months
  Former President and Chief
  Executive Officer

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Compensation Committee of the Company during the fiscal year ended December 31, 1997 was comprised of Mr. Wolfaardt and Walter M. Baker, an outgoing member of the Board of Directors, neither of whom was an officer or employee of the Company or its subsidiaries.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The Compensation Committee of the Board of Directors has prepared the following report on the Company's policies with respect to the compensation of executive officers for 1997.

     The Board of Directors appoints the Compensation Committee, which makes all decisions on compensation of the Company's executive officers. The Compensation Committee also administers the Company's stock option plans. No member of the Compensation Committee is an employee of the Company. During 1997, the Compensation Committee consisted of Gerritt J. Wolfaardt and Walter M. Baker.

  Compensation Policies Toward Executive Officers

     The compensation policies of the Company are designed to (i) attract, motivate and retain experienced and qualified executives, (ii) increase the overall performance of the Company, (iii) increase stockholder value, and (iv) increase the performance of individual executives. The Compensation Committee seeks to provide competitive salaries based upon individual performance together with annual cash bonuses awarded based on the Company's overall performance relative to corporate objectives, taking into account individual contributions, teamwork and performance levels. The Compensation Committee believes that the level of base salaries plus bonuses of executives should generally be managed to approximate the 50th percentile of the competitive market. In addition, it is the policy of the Company to grant stock options to executives upon their commencement of employment with the Company and annually thereafter in order to strengthen the alliance of interest between such executives and the Company's stockholders and to give executives the opportunity to reach the top compensation levels of the competitive market depending on the Company's performance (as reflected in the market price of the Common Stock).

     The following describes in more specific terms the elements of compensation that implement the Compensation Committee's compensation policies, with specific reference to compensation reported for 1997:

     Base Salaries. Base salaries of executives are initially determined by evaluating the responsibilities of the position, the experience and knowledge of the individual, and the competitive marketplace for executive talent, including a comparison to base salaries for comparable positions at peer public companies in comparable industry segments to the business of the Company. Base salaries for executive officers are reviewed annually by the Compensation Committee based upon, among other things, individual performance and responsibilities.

     Annual salary adjustments are recommended by the Chief Executive Officer by evaluating the performance of each executive officer after considering new responsibilities and the previous year's performance. The Compensation Committee performs the same review of the Chief Executive Officer's performance. Individual performance ratings take into account such factors as achievement of specific goals that are driven by the Company's strategic plan and attainment of specific individual objectives. The factors impacting base salary levels are not assigned specific weights but are subject to adjustments by the Compensation Committee.

     Bonuses. The Company's annual bonuses to its executive officers are based on both corporate and individual performance, as measured by reference to factors which reflect objective performance criteria over which management generally has the ability to exert some degree of control. These corporate performance factors consist of revenue and earnings targets established in the Company's annual budget. Bonuses for 1997 were based upon the achievement of such financial and operating factors.

     Stock Options. A third component of executive officers' compensation is the Company's 1990 Stock Option Plan and 1996 Stock Option Plan (collectively, the "Stock Option Plans") pursuant to which the Company grants executive officers and other employees options to purchase shares of Common Stock.

     The Compensation Committee grants stock options to the Company's executives in order to align their interests with the interests of the stockholders. Stock options are considered by the Compensation Committee to be an effective long-term incentive because the executives' gains are linked to increases in the stock value which in turn provides stockholder gains. The Compensation Committee generally grants options to new executive officers and other employees upon their commencement of employment with the Company and annually thereafter. The options generally are granted at an exercise price equal to the market price of the Common Stock at the date of the grant. Options granted to executive officers typically vest over a period of two to four years following the date of grant. The maximum option term is ten years (or five years in the case of an ISO granted to an optionee beneficially owning more than 10% of the outstanding Common Stock). The full benefit of the options is realized upon appreciation of the stock price in future periods, thus providing an incentive to create value for the Company's stockholders through appreciation of stock price. Management of the Company believes that stock options have been helpful in attracting and retaining skilled executive personnel.

     Stock option grants made to executive officers in 1997 primarily reflect the grant options to newly hired executive officers at the time of their employment with the Company. The balance of stock option grants in 1997 reflect significant individual contributions relating to the Company's operations and implementation of the Company's development and growth programs. During 1997, the Company granted stock options covering a total of 1,687,500 shares of Common Stock to 66 employees, including options covering an aggregate of 1,555,000 shares of Common Stock to 9 of the Company's executive officers. The per share option exercise prices of such options ranged from $2.13 to $3.09, which generally equaled the fair market value of a share of Common Stock on the respective dates of grant.

     If the Stockholders approve the 1998 Stock Option and Incentive Plan pursuant to Proposal 3, there will be no further grants of options under the Stock Option Plans.

     Other. The Company has adopted a contributory retirement plan (the "401(k) Plan") for all of its employees (including executive officers) age 21 and over with at least 90 days of service to the Company. The 401(k) Plan provides that each participant may contribute up to 20% of his or her salary (not to exceed the annual statutory limit). Commencing one year after initial participation, the Company generally makes matching contributions to each participant's account equal to 50% of such participant's contribution up to 6% of such participant's annual compensation.

  Chief Executive Officer Compensation

     The executive compensation policy described above is applied in setting Dr. John K. Coors' compensation. Dr. Coors generally participates in the same executive compensation plans and arrangements available to the other senior executives. Accordingly, his compensation consists of annual base salary, annual bonus and long-term equity-linked compensation. The Compensation Committee's general approach in establishing Dr. Coors' compensation is to be competitive with peer companies, but to have a large percentage of his target compensation based upon the long-term performance of the Company, as reflected in the market price of the Common Stock.

     Dr. Coors' compensation during the year ended December 31, 1997 included $139,673 in base salary, $25,560 in a cash bonus and a $6,000 automobile allowance. Dr. Coors' salary and bonus payments for 1997 were based on, among other matters, the Company's performance and the 1996 compensation of chief executive officers of peer companies, although his compensation was not targeted to any particular group of these companies.

                                            Respectfully submitted,
                                            Compensation Committee

                                            WALTER M. BAKER
                                            GERRITT J. WOLFAARDT

COMPARATIVE STOCK PERFORMANCE

     The following chart sets forth comparative information regarding the Company's cumulative stockholder return on its Common Stock from August 31, 1992 to December 31, 1997. Total stockholder return is measured by dividing total dividends (assuming dividend reinvestment) plus share price change for a period by the share price at the beginning of the measurement period. The Company's cumulative stockholder return is compared to the cumulative total return of those companies included in the Nasdaq Market Index and the Nasdaq Nonfinancial Index during that same period.

COMPARISON OF CUMULATIVE TOTAL RETURNS

        MEASUREMENT PERIOD                                   NASDAQ          NASDAQ MARKET
      (FISCAL YEAR COVERED)          PHOTOCOMM, INC.   NONFINANCIAL INDEX        INDEX
1992                                           100.00             100.00              100.00
1993                                           210.00             131.38              131.91
1994                                           310.00             133.83              137.31
1995                                           410.00             182.92              184.92
1996                                           370.00             202.10              208.53
1997                                           245.00             265.85              289.08

---------------

(1) Assumes $100 invested on August 31, 1992 in the Company's Common Stock, the Nasdaq Market Index and the Nasdaq Nonfinancial Index.

(2) Total Shareholder return assumes reinvestment of dividends.

(3) The Company's fiscal year ends December 31. Prior to 1997, the Company's fiscal year ended August 31.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's directors, officers and beneficial owners of more than 10% of the Common Stock to file with the Securities and Exchange Commission (the "SEC") initial reports of ownership of the Company's equity securities and to file subsequent reports when there are changes in such ownership. Officers, directors and beneficial owners of more than 10% of the Class A Common Stock are required by SEC regulations to furnish the Company with copies of all Section 16(a) reports they file.

     Based on its review of these reports and on written representations from the reporting persons that no other reports were required, the Company believes that during the fiscal year ended December 31, 1997 all Section 16(a) filing requirements applicable to the Company's officers, directors and greater than ten percent beneficial owners were complied with, except that one Form 5 for each of the following individuals were filed late: Walter M. Baker (with respect to three transactions), Jed J. Burnham (with respect to two transactions), Jeffrey H. Coors (with respect to two transactions), John K. Coors (with respect to one transaction), Ronald

Kenedi (with respect to one transaction), Robert Spotts (with respect to one transaction) and Myron Anduri (with respect to one transaction).

CERTAIN TRANSACTIONS

     Jeffrey H. Coors and John K. Coors are both directors of ACX, the parent of GTC, the Company's majority stockholder. Jed J. Burnham is an executive officer of ACX. Jeffrey H. Coors is a co-trustee of one or more family trusts that collectively own 45.8 percent of the outstanding common stock of ACX. Jeffrey H. Coors and John K. Coors are brothers.

     As of the Record Date, ACX owned or had the voting rights to approximately 55.3% of the Company's Voting Stock directly or indirectly through its wholly owned subsidiary GTC.

     The Company has established an unsecured, $4,750,000 line of credit (the "Line of Credit") with ACX pursuant to a Loan Agreement entered into between the Company and ACX dated as of November 30, 1997. The Line of Credit bears interest, payable quarterly, at 1% below prime. The principal balance is due October 31, 2000. At December 31, 1997, the Company had borrowed $4,000,000 under this line for use in funding working capital needs, capital expenditures, and the acquisition of the assets and certain contracts of Integration Power Corporation, Inc. Subsequent to December 31, 1997, the Company borrowed an additional $750,000 under this facility to fund, among other things, the Company's acquisition of Silicon Energy Corporation.

     During the year ended December 31, 1997 the Company purchased $9,495 in goods and services from GTC. The Company had $3,868 in accounts payable to GTC at December 31, 1997.

     The Company sells solar electric systems and related products to GTC's subsidiaries. Sales are on equivalent terms to those provided to non-related customers. Total sales to GTC's subsidiaries in 1997 were $823,570.

     As of December 31, 1997, the Company had receivables from GTC's subsidiaries of $568,605.

     The Company also purchases inventory and certain administrative services from GTC's subsidiaries. Purchases are on equivalent terms to those provided by non-related vendors. Total purchases during the year ended December 31, 1997 from GTC's subsidiaries were $107,710.

     As of December 31, 1997, the Company had payables to GTC's subsidiaries of $92,358.

     The Company leases approximately 10,750 square feet of warehouse and sales office space in a building owned by Robert Kauffman, the Company's former President, and Thomas LaVoy, the Company's former Chief Financial Officer. Rental expense for this lease was $84,567, $27,988 and $80,024 for the year ended December 31, 1997, the four months ended December 31, 1996 and the year ended August 31, 1996, respectively. Future minimum lease payments of $55,978 for this lease are included in the minimum lease payment schedule. The rental payments required by the lease are $5,167 per month from November 1, 1996 to October 31, 1997 and $5,598 from November 1, 1997 to expiration. The lease expires November 1, 1998.

     On July 22, 1997 the Company reached a settlement of the pending arbitration proceedings with former executives Robert Kauffman and Thomas LaVoy. In connection with the settlement, the Company paid Mr. Kauffman lump sum severance, benefit and settlement payments in the aggregate amount of $638,135 and Mr. LaVoy lump sum severance, benefit and settlement payments in the aggregate amount of $353,098. Additionally, the Company paid certain attorney's fees of Messrs. Kauffman and LaVoy in the aggregate amount of $65,425. As part of the settlement, Mr. Kauffman resigned from the Board of Directors of the Company.

     Pursuant to the settlement agreement with Mr. Kauffman, ACX purchased 197,000 shares of Common Stock, 35,763 shares of Series A Preferred Stock and 40,000 shares of Series AA Preferred Stock at a price of $2.75 per share of Common Stock or Common Stock equivalent. Each share of Preferred Stock was equivalent to four shares of Common Stock. As part of the settlement agreement, ACX also made a 3 year, $2,000,000 non-recourse loan to Mr. Kauffman secured by the remaining 1,000,000 shares of Common Stock held by Mr. Kauffman. ACX holds a proxy to vote to one-half of the shares of Common Stock held by Mr. Kauffman and used as collateral for such loan.

     As part of the settlement between the Company and Messrs. Kauffman and LaVoy, Programmed Land, Inc., a company owned by Donald Anderson, a member of the Company's Board of Directors, acquired from Mr. Kauffman for $375,000 in the aggregate options to purchase 500,000 shares of Common Stock. In addition, Mr. Anderson purchased from Mr. Kauffman for $135,000 options to purchase in the aggregate 200,000 shares of Common Stock, and Mr. Baker purchased from Mr. Kauffman for $135,000 in the aggregate options to purchase 200,000 shares of Common Stock. The Company agreed to amend the terms of the options acquired by Messrs. Anderson and Baker individually to reduce the exercise price for such options from $2.46 per share to $2.125 per share, which was the prevailing market price of the Common Stock on the date such options were acquired by Messrs. Anderson and Baker.

     ACX, as holder of 35,763 shares of Series A Preferred Stock and 40,000 shares of Series AA Preferred Stock, has waived its right to receive dividends from the Company payable pursuant to the terms of such Preferred Stock.

                                  APPROVAL OF
                   REINCORPORATION OF THE COMPANY IN DELAWARE
               AND RELATED CHANGES TO THE RIGHTS OF STOCKHOLDERS
                                  (PROPOSAL 2)

GENERAL

     The Board of Directors has unanimously approved a proposal to change the Company's state of incorporation from Arizona to Delaware. The Board of Directors believes the change in domicile to be in the best interests of the Company and its stockholders for several reasons. As the Company plans for the future, the Board of Directors and management believe that it is essential to be able to draw upon well established principles of corporate governance in making legal and business decisions. The prominence and predictability of Delaware corporate law provide a reliable foundation on which the Company's governance decisions can be based, and the Company believes that stockholders will benefit from the responsiveness of Delaware corporate law to their needs and to those of the corporation they own. The Board of Directors believes that reincorporation will enhance the Company's ability to attract and retain qualified members of the Company's Board of Directors as well as encourage directors to continue to make independent decisions in good faith and on behalf of the Company. To date, the Company has not experienced difficulty in retaining directors; however, the Company believes that the more favorable corporate environment afforded by Delaware corporate law will enable it to compete more effectively with other public companies, many of which are incorporated in Delaware, to attract new directors and to retain its current directors.

     ACX has beneficial ownership of approximately 55.3% of the Voting Stock, and has advised the Company that it intends to vote all shares of Voting Stock beneficially owned by it in favor of the reincorporation of the Company into Delaware. Accordingly, ACX will be able to influence significantly the passage of this proposal.

PRINCIPAL REASONS FOR THE PROPOSED REINCORPORATION

     For many years Delaware has followed a policy of encouraging incorporation in that state. In furtherance of that policy, Delaware has adopted comprehensive corporate laws which are revised regularly to meet changing business circumstances. The Delaware Legislature is particularly sensitive to issues regarding corporate law and is especially responsive to developments in modern corporate law. The Delaware courts have developed considerable expertise in dealing with corporate issues as well as a substantial body of case law construing Delaware's corporate law. As a result of these factors, it is anticipated that Delaware law will provide greater predictability in the Company's legal affairs than is presently available under Arizona law.

     In 1986, Delaware amended its corporate law to allow corporations to limit the personal monetary liability of its directors for their conduct as directors under certain circumstances. The directors have elected to adopt such a provision in the Delaware certificate and bylaws. It should be noted that Delaware law does not permit a Delaware corporation to limit or eliminate the liability of its directors for intentional misconduct, bad faith conduct or any transaction from which the director derives an improper personal benefit or for violations of federal laws such as the federal securities laws. The Board believes that Delaware incorporation will enhance the Company's ability to recruit and retain directors in the future; however, the stockholders should be aware that such a provision inures to the benefit of the directors, and the interest of the Board in recommending the reincorporation may therefore be in conflict with the interests of the stockholders.

     THE INTERESTS OF THE BOARD OF DIRECTORS OF THE COMPANY, MANAGEMENT AND AFFILIATED STOCKHOLDERS IN VOTING ON THE REINCORPORATION PROPOSAL MAY NOT BE THE SAME AS THOSE OF UNAFFILIATED STOCKHOLDERS. DELAWARE LAW DOES NOT AFFORD MINORITY STOCKHOLDERS SOME OF THE RIGHTS AND PROTECTIONS AVAILABLE UNDER ARIZONA LAW. AS MORE FULLY DISCUSSED BELOW, REINCORPORATION OF THE COMPANY IN DELAWARE WILL MAKE IT MORE DIFFICULT FOR MINORITY STOCKHOLDERS TO ELECT DIRECTORS AND INFLUENCE COMPANY POLICIES. A DISCUSSION OF THE PRINCIPAL DIFFERENCES BETWEEN ARIZONA AND DELAWARE LAW AS THEY AFFECT STOCKHOLDERS IS FOUND BELOW.

THE REINCORPORATION MERGER

     The proposed reincorporation would be accomplished by merging the Company into a newly-formed Delaware corporation which, just before the merger, will be a wholly owned subsidiary of the Company (the "Delaware Company"), pursuant to an Agreement and Plan of Merger (the "Merger Agreement"), a copy of which is attached as Exhibit A hereto. On the effective date of the merger, the Delaware Company's name will be Golden Genesis Company. The reincorporation will not result in any change in the Company's business, assets, liabilities or management, will not cause its principal facilities to be moved and will not result in any relocation of management or other employees. The recently completed relocation of the Company's corporate headquarters will not be impacted by the reincorporation.

     The reincorporation will not result in a change in any stockholder's pro rata ownership of the Company. Following the effectiveness of the proposed reincorporation, each outstanding share of Common Stock of the Company will automatically convert into one share of Common Stock of the Delaware Company, and stockholders of the Company will automatically become stockholders of the Delaware Company. On the effective date of the reincorporation, the number of outstanding shares of Common Stock of the Delaware Company will be equal to the number of shares of Common Stock of the Company outstanding immediately prior to the effective date of the reincorporation. In addition, each outstanding share of Preferred Stock, option or right to acquire shares of Common Stock of the Company will be converted into an option or right to acquire an equal number of shares of Common Stock of the Delaware Company, under the same terms and conditions as the original options or rights. All of the Company's employee benefit plans, including the 1998 Stock Option and Incentive Plan if approved by the Stockholders at the Annual Meeting, will be continued by the Delaware Company following the reincorporation. Stockholders should note that approval of the proposed reincorporation will constitute approval of the adoption and assumption of those plans by the Delaware Company.

     No action needs to be taken by stockholders to exchange their stock certificates now; this will be accomplished at the time of the next transfer by the stockholder. Certificates for shares in the Company will automatically represent a proportional number of shares in the Delaware Company upon completion of the merger.

     Under Arizona law, the affirmative vote of a majority of all votes entitled to be cast by the holders of the outstanding shares of the Company's capital stock is required for approval of the reincorporation. As the reincorporation merger will not result in a change in the designations or relative rights, obligations, preferences or limitations of either class of Preferred Stock so as to alter them adversely, the holders of shares of Common Stock and the holders of shares of Preferred Stock will vote together on the approval of the reincorporation merger as a single class. If approved by the stockholders, it is anticipated that the reincorporation would be completed as soon thereafter as practicable. The reincorporation may be abandoned or the Merger Agreement may be amended (with certain exceptions), either before or after stockholder approval has been obtained, if in the opinion of the Board of Directors, circumstances arise that make such action advisable; provided that any amendment that would effect a material change from the charter provisions discussed in this Proxy Statement would require further approval by the holders of a majority of the outstanding shares of the Company's capital stock.

SIGNIFICANT CHANGES CAUSED BY REINCORPORATION

     In general, the Company's corporate affairs are governed at present by the corporate law of Arizona, the Company's state of incorporation, and by the Company's Articles of Incorporation and the Bylaws, which have been adopted pursuant to Arizona law (the "Arizona Articles" and the "Arizona Bylaws"). The Company's Arizona Articles and Arizona Bylaws are available for inspection during business hours at the principal executive offices of the Company. In addition, copies may be obtained by writing to the Company at 4585 McIntyre Street, Golden, Colorado 80403, Attention: Corporate Secretary.

     If the reincorporation proposal is adopted, the Company will merge into, and its business will be continued by, the Delaware Company. Following the merger, issues of corporate governance and control would be controlled by Delaware, rather than Arizona law. The Arizona Articles and Arizona Bylaws, will, in effect, be replaced by the Certificate of Incorporation of the Delaware Company (the "Delaware Certificate") and the Bylaws of the Delaware Company (the "Delaware Bylaws"), copies of which are attached to this Proxy Statement as Exhibits B and C hereto. Accordingly, the differences among these documents and between Delaware and Arizona law are relevant to your decision whether to approve the reincorporation proposal.

     A number of differences between Arizona and Delaware law and among the various governing corporate documents are summarized below. Stockholders are requested to read the following summary in conjunction with the Merger Agreement, the Delaware Certificate and the Delaware Bylaws attached to this Proxy Statement.

ELECTION OF DIRECTORS

     Arizona law requires cumulative voting in the election of directors and permits classification of the Board if provided in the Articles of Incorporation. As a result of cumulative voting, stockholders holding a significant minority percentage of the outstanding shares entitled to vote in the election of directors may be able to ensure the election of one or more directors. The Arizona Bylaws provide that the number of directors shall be not less than three and not more than nine, with the exact number being fixed by the Board of Directors or by the stockholders at the annual meeting. For example, in the current situation of the Company whereby the election of six directors is sought under Arizona law, those stockholders holding in the aggregate at least 14.3% of the outstanding Voting Stock (assuming all shares of Voting Stock are voted) could, through the concentration of their votes, assure the election of one director. If only 70% of the shares of outstanding Voting Stock are voted, those stockholders holding in the aggregate at least 10.0% of the outstanding Voting Stock could, through the concentration of their votes, assure the election of one director.

     Under the Delaware law, cumulative voting is not required. The Delaware Certificate does not provide for cumulative voting. As a result, the holder or holders of a majority of the shares entitled to vote in an election of directors will be able to elect all directors then being elected, and holders of a substantial number of shares of Delaware Company Common Stock, perhaps as many as 49.9% of the outstanding shares entitled to vote in the election of Directors, may not have enough voting power to elect any directors. In addition, the Delaware Bylaws provide that the exact number of directors, as long as there are no fewer than three directors and no more than nine directors, of the Delaware Company may be fixed only by the Board of Directors. IF THE REINCORPORATION IS CONSUMMATED, ACX WILL BE IN THE POSITION TO CONTROL THE ELECTION OF ALL MEMBERS OF THE BOARD OF DIRECTORS FOR AT LEAST AS LONG AS IT MAINTAINS OWNERSHIP OF A MAJORITY OF THE OUTSTANDING SHARES OF VOTING STOCK.

INDEMNIFICATION PROVISIONS

     Arizona law provides that a corporation may indemnify a director or officer of the corporation, or a person who was serving at the corporation's request as a director, officer, partner, trustee, employee or agent of another enterprise or employee benefit plan, provided that the person (a) acted in good faith, (b) reasonably believed, in the case of conduct in his official capacity with the corporation, that the conduct was in the best interests of the corporation and, in all other cases, that his conduct was at least not opposed to the corporation's best interests, and (c) in the case of criminal proceedings, had no reasonable cause to believe the conduct was unlawful. No indemnification of an officer or director may be made in connection with a proceeding (i) by or in the right of the corporation in which the person has been adjudged to be liable to the corporation, except for reasonable expenses incurred in connection with the proceeding or (ii) in connection with any other proceeding in which the person was adjudged liable on the basis that a financial benefit was improperly received by such person.

     Under Arizona law, to the extent that an officer or director has been successful in the defense of the proceeding, he must be indemnified by the corporation for expenses reasonably and actually incurred. Expenses may be paid in advance of the final disposition of a suit upon receipt of the claimant's written affirmation of good faith belief that he has met the statutory standard of conduct and undertaking to repay such amount if he is not entitled to mandatory indemnification and it is ultimately determined that he did not meet the statutory standard of conduct. Special rules apply to "outside directors" who are neither officers, directors or five-percent stockholders. Unless a court has determined before payment that an outside director failed to meet the statutory standard of conduct, an outside director must be indemnified against liability and his expenses must be paid in advance of a final disposition upon receipt from such outside director of a written affirmation of his good faith belief that he has met the statutory standard of conduct and an undertaking to repay the advance if it is ultimately determined that he did not meet such standard.

     Unless ordered by a court that the person is entitled to mandatory indemnification, or that such person is entitled to indemnification whether or not he has met the statutory standard of conduct or has been adjudged liable (in which case court ordered indemnification is limited to reasonable expenses), indemnification may be made under Arizona law only upon a determination that the person has met the statutory standard of conduct. This determination is made by
(i) a majority vote of the directors not at the time parties to the proceeding,
(ii) special legal counsel appointed by majority vote of the disinterested directors, or, if there are no disinterested directors, by majority vote of the board, or (iii) by the stockholders, provided that shares owned by or voted under the control of directors who are at the time parties to the proceeding shall not be voted on the determination. Arizona law does not limit a corporation's power to further indemnify and advance expenses to employees, agents or officers who are not acting as directors, provided that in the case of such officers, indemnification may not be provided for (x) liability in connection with a proceeding by or in the right of the corporation other than for reasonable expenses incurred in connection with the proceeding and (y) liability arising out of conduct that constitutes receipt by the officer of a financial benefit to which the officer is not entitled, an intentional infliction of harm on the corporation or shareholders, or an intentional violation of criminal law.

     Delaware law requires indemnification whether there has been a successful or unsuccessful defense on the merits or otherwise. Delaware law generally permits indemnification of expenses, including attorneys' fees,actually and reasonably incurred in the defense or settlement of a derivative or third-party action, provided there is a determination by a majority vote of a disinterested quorum of the directors, by independent legal counsel or by a majority vote of a quorum of the stockholders that the person seeking indemnification acted in good faith and in a manner reasonably believed to be in best interests of the corporation. Without court approval, however, no indemnification may be made in respect of any derivative action in which such person is adjudged liable for negligence or misconduct in the performance of his or her duty to the corporation.

     Delaware law requires indemnification of expenses when the individual being indemnified has successfully defended any action, claim, issue or matter therein, on the merits or otherwise. Expenses incurred by an officer or director in defending an action may be paid in advance if such director or officer undertakes to repay such amounts if it is ultimately determined that he or she is not entitled to indemnification. In addition, the laws of Delaware authorize a corporation's purchase of indemnity insurance for the benefit of its officers, directors, employees and agents whether or not the corporation would have the power to indemnify against the liability covered by the policy.

     Delaware law also permits a Delaware corporation to provide indemnification in excess of that provided by statute. Delaware law does not require authorizing provisions in the certificate of incorporation and does not contain express prohibitions on indemnification in certain circumstances. Limitations on indemnification may be imposed by a court, however, based on principles of public policy.

     The Delaware Certificate would eliminate the liability of directors to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director to the fullest extent permissible under Delaware law, as such law exists currently and as it may be amended in the future. Under Delaware law, such provision may not eliminate or limit director monetary liability for: (a) breaches of the director's duty of loyalty to the corporation or its stockholders; (b) acts or omissions not in good faith or involving intentional misconduct or knowing violations of law; (c) the payment of unlawful dividends or unlawful stock repurchases or redemptions; or (d) transactions in which the director received an improper personal benefit. Such limitation of liability provisions also may not limit a director's liability for violation of, or otherwise relieve the Company or its directors from the necessity of complying with, federal or state securities laws or affect the availability of nonmonetary remedies such as injunctive relief or rescission.

SPECIAL MEETINGS OF STOCKHOLDERS

     Arizona law provides that special meetings of the stockholders of a corporation other than an "issuing public corporation" may be called by the board of directors or such other persons as may be authorized in the articles of incorporation or the bylaws. The Arizona Bylaws provide that special meetings of the stockholders may be called by the Board of Directors, the Chairman of the Board or the President of the Company. Arizona law provides that special meetings of the stockholders of an "issuing public corporation" may be called by the president, the secretary or two or more directors, by any person authorized in the articles of incorporation or bylaws to call special meetings or by a stockholder or stockholders holding 10% or more of the voting power of all shares, except that a special meeting for the purpose of considering any action to directly or indirectly facilitate or effect a "business combination" (as defined in the Arizona law), including any action to change or otherwise affect the composition of the board of directors for that purpose, must be called by 25% or more of the voting power of all shares. An "issuing public corporation" is defined in the Arizona law as a corporation that has a class of equity securities registered pursuant to Section 12 of the Exchange Act or is subject to Section 15(d) of the Exchange Act or has elected to be treated as an issuing public corporation and which either (i) is incorporated under the laws of Arizona; or (ii) has its principal place of business or its principal executive office located in Arizona and owns or controls assets located within Arizona that have a fair market value of at least $1 million and has more than 500 employees residing in Arizona. The Company is an issuing public corporation.

     Under Delaware law a special meeting of the stockholders may be called only by the board of directors or such person or persons as may be authorized by the certificate of incorporation or the bylaws. The Delaware Bylaws provide that special meetings of the stockholders may be called only by the Board of Directors, the Chairman of the Board or the President of the Company.

STOCKHOLDER CONSENT TO ACTION WITHOUT MEETING

     Arizona law provides that any action required or permitted to be taken at a meeting of the stockholders of a corporation may be taken without a meeting, but only with the written consent of all stockholders entitled to vote with respect to the subject matter thereof.

     Delaware law provides that, unless the certificate of incorporation provides otherwise, any action which is required or permitted to be taken at a meeting of stockholders may be taken without a meeting with the written consent of the holders of outstanding stock having not less than the minimum number of votes that would be necessary to take the action proposed at the meeting. Notice of the action must be given to all stockholders who have not consented thereto in writing. THE DELAWARE CERTIFICATE DOES NOT CONTAIN A PROVISION LIMITING THE RIGHT OF STOCKHOLDERS TO TAKE ACTION BY WRITTEN CONSENT WITHOUT A MEETING. ACCORDINGLY, IF THE REINCORPORATION IS CONSUMMATED, ACX, AS THE BENEFICIAL OWNER OF A MAJORITY OF THE VOTING STOCK OF THE

COMPANY, WILL HAVE THE ABILITY IN MOST CIRCUMSTANCES TO UNILATERALLY CAUSE THE STOCKHOLDERS OF THE COMPANY TO TAKE ACTION BY WRITTEN CONSENT WITHOUT THE NEED FOR THE CONSENT OF ANY OTHER STOCKHOLDERS OF THE COMPANY.

REMOVAL OF DIRECTORS

     In general, Arizona law provides that any director or the entire board of directors may be removed at a meeting called for that purpose, with or without cause, by a vote of the holders of a majority of the shares then entitled to vote at an election of directors except that, if less than the entire board is to be removed, no one of the directors may be removed if the votes cast against his or her removal would be sufficient to elect him or her if then cumulatively voted at an election of the entire board of directors of which he or she is a part.

     Under the Delaware law, any director or the entire board of directors may be removed, with or without cause, by the holders of a majority of the shares then entitled to vote at an election of directors except that (i) unless the certificate of incorporation otherwise provides, stockholders may remove directors of a corporation with a classified board only for cause; and (ii) in the case of a corporation having cumulative voting, if less than the entire board is to be removed, no director may be removed without cause if the votes cast against his or her removal would be sufficient to elect him or her if then cumulatively voted at an election of the entire board of directors or, if the corporation has a classified board, at an election of the class of directors of which he or she is a part. As the Delaware Certificate does not provide for a classified board or cumulative voting, such exceptions do not apply.

DIVIDENDS AND ACQUISITIONS OF SHARES

     Subject to any restrictions set forth in a corporations articles of incorporation, under Arizona law a corporation may acquire its own shares or pay dividends in cash, property or its own shares except when, after giving the distribution effect, the corporation would not be able to pay its debts as they become due in the usual course of business, or the corporation's total assets would be less than the sum of its total liabilities plus, unless the articles of incorporation permit otherwise, the amount that would be needed, if the corporation were to be dissolved at the time of the distribution, to satisfy the preferential rights or dissolution of shareholders whose preferential rights are superior to those receiving the distribution.

     Delaware law permits a corporation to pay dividends out of any surplus or, in case there is no surplus, out of its nets profits of the current and/or preceding fiscal year, except that the corporation may not pay any dividends out of net profits when the corporation's capital is less than the capital of all outstanding preferred stock.

     Under Delaware law, a corporation may purchase or redeem shares of its own stock only when its capital is not impaired and such purchase or redemption would not cause any impairment of the capital of the corporation, except that a corporation may purchase or redeem out of capital any of its preferred shares if such shares will be retired upon their acquisition and the capital of the corporation will be reduced in accordance with the Delaware law. Under the Delaware law, a corporation may not purchase any of its redeemable shares for more than the price at which they may then be redeemed.

MERGER/SALE OF ASSETS

     Under both the Arizona law and the Delaware law, absent a supermajority charter provision, a merger or sale of substantially all the assets of a corporation may be approved with the affirmative vote of a majority of the outstanding shares entitled to vote thereon. Notwithstanding the foregoing, Delaware law does not require a stockholder vote of the surviving corporation in a merger (unless the corporation provides otherwise in its certificate of incorporation) if: (a) the merger agreement does not amend the existing certificate of incorporation; (b) each share of stock of the surviving corporation outstanding immediately before the effective date of the merger is an identical outstanding share after the merger and; (c) either no shares of common stock of the surviving corporation and no shares, securities or obligations convertible into such stock are to be issued or delivered under the plan of merger, or the authorized unissued shares or shares of common stock of the surviving corporation to be issued or delivered under the plan of merger plus those initially issuable upon conversion of any other shares, securities or obligations to be issued or delivered under such plan do not exceed twenty percent (20%) of the shares of common stock of such constituent corporation outstanding immediately prior to the effective date of the merger.

     Both the Arizona Articles and the Delaware Certificate require the affirmative vote or written consent of the holders of at least two-thirds of each class of the outstanding Preferred Stock with respect to any transaction that would (a) result in the issuance of a superior class of capital stock or
(b) adversely alter or change any of the powers, preferences or special rights of the Preferred Stock. No other supermajority provision is contained in either the Arizona Articles or the Delaware Certificate.

APPRAISAL RIGHTS

     Arizona law grants to stockholders the right to dissent in the case of (i) consummation of a plan of merger if the stockholder is entitled to vote on the merger or the corporation is a subsidiary that is merged with its parent, (ii) consummation of a plan of share exchange to which the corporation is a party as the corporation whose shares will be acquired, if the stockholder is entitled to vote on the plan, (iii) a sale or exchange by a corporation of all or substantially all of its property and assets not made in the usual and regular course of its business, if the stockholder is entitled to vote on the sale or exchange, including a sale in dissolution, but not including a sale pursuant to an order of a court having jurisdiction in the premises or a sale for cash on terms requiring that all or substantially all of the net proceeds of a sale be distributed to the stockholders in accordance with their respective interest within one year after the date of sale, (iv) an amendment of the articles of incorporation that materially adversely affects rights in respect of a dissenter's shares, and (v) any corporate action taken pursuant to a stockholder vote to the extent the articles of incorporation, bylaws or a resolution of the board of directors provides for dissenter's rights. Notwithstanding the foregoing, unless the corporation's articles of incorporation provide otherwise, the holders of shares listed on a national securities exchange or the Nasdaq National Market or held of record by at least 2,000 stockholders do not have the right to dissent from such corporation action.

     Delaware law grants appraisal rights only in the case of a merger or consolidation and not in the case of a sale or exchange of assets, regardless of the number of shares of stock being issued. Such appraisal rights are not available: (a) with respect to the sale, lease or exchange of all or substantially all of the assets of a corporation; (b) with respect to a merger or consolidation by a corporation the shares of which are either listed on a national securities exchange or are held of record by more than 2,000 holders if such stockholders receive only shares of the surviving corporation or shares of any other corporation that are either listed on a national securities exchange or held of record by more than 2,000 holders, plus cash in lieu of fractional shares of such corporations; or (c) to stockholders of a corporation surviving a merger if no vote of the stockholders of the surviving corporation is required to approve the merger under Delaware law.

     The reincorporation merger of the Company is subject to dissenter's rights under Arizona law. See "Dissenters' Rights Relating to the Reincorporation by Merger into Delaware."

LIMITATION OF SHARE REPURCHASE

     Under the Arizona law, an issuing public corporation may not purchase or agree to purchase any shares from a beneficial owner of more than 5% of the voting power of the issuing public corporation for more than the "average market price" (as defined) of the shares if the shares have been beneficially owned by the beneficial owner for less than three years unless either (i) the purchase or agreement to purchase is approved at a meeting of stockholders by the affirmative vote of the holding of a majority of the voting power of all shares excluding shares beneficially owned by the beneficial owner or its affiliates or associates or by any officer or director of the issuing public corporation; or
(ii) the issuing public corporation makes an offer, of at least equal value per share, to all holders of shares of such class or series and to all holders of any class or series into which the shares may be converted. Delaware law does not contain a similar provision.

COMPENSATION AGREEMENTS

     Arizona law provides that during any tender offer or request or invitation for tenders of any class or series of shares of an issuing public corporation, the issuing public corporation may not enter into or amend agreements containing the provisions that increase the current or future compensation of any officer or director of the issuing public corporation, other than routine increases in compensation or other routine compensation agreements undertaken in the ordinary course of the issuing public corporation's business. Delaware law does not contain a similar provision.

CONTROL SHARE ACQUISITIONS

     Arizona law contains a provision (the "Control Share Acquisitions Provision") that generally provides that if any person or group of persons (a "Purchasing Person") acquires shares of an issuing public corporation that, when added to all other shares of the issuing public corporation beneficially owned by the Purchasing Person, would result in the percentage of the corporation's voting power that the Purchasing Person is entitled to exercise, or direct the exercise, being increased above certain specified levels (one-fifth, one-third or a majority) of the shares of the corporation, then the Purchasing Person will not have the right to vote the shares in excess of that level, except for the election of directors (the "Excess Shares") unless such voting rights are approved by the holders of a majority of the voting power of all shares, excluding all shares beneficially owned by the Purchasing Person or its affiliates or associates or by any officer or director of the issuing public corporation. In addition, unless otherwise provided in the articles of incorporation or in bylaws approved by the stockholders, the issuing public corporation may call for redemption of all but not less than all of the Excess Shares at a redemption price equal to the market value of the shares at the time the call for redemption is given if either (i) the Purchasing Person fails to deliver certain written information to the issuing public corporation by the tenth day after crossing the specified level; or (ii) the stockholders vote not to accord voting rights to such shares. The Purchasing Person must give the approvals described above each time such stockholder seeks to acquire the power to vote shares at the next level. The Company has opted out of this provision. Delaware law does not contain a provision similar to the Control Share Acquisitions Provision.

BUSINESS COMBINATIONS

     Arizona law contains a provision (the "Business Combinations Provision") which provides that, subject to certain exceptions specified therein, an issuing public corporation may not engage in any "business combination" (as defined) or vote, consent or otherwise act to authorize a subsidiary of the issuing public corporation to engage in any business combination with respect to, proposed by or on behalf of or pursuant to any agreement, arrangement or understanding with any "interested shareholder" (as defined) of the issuing public corporation or any affiliate or associate of the interested shareholder for a three-year period following the date that such shareholder becomes an interested shareholder unless prior to such date (the "Shares Acquisition Date") a committee of the board of directors, formed in the manner described below (the "Business Combinations Committee"), approved either the business combination or the transaction which resulted in the stockholder becoming an interested shareholder.

     After such three-year period, the issuing public corporation may engage in such transactions only if (i) prior to the Shares Acquisition Date, the board of directors of the issuing public corporation approved either the business combination or the transaction which resulted in the stockholder becoming an interested shareholder; (ii) the business combination is approved by the affirmative vote of the stockholders holding a majority of the voting power of all shares, excluding shares beneficially owned by the interested shareholder or any affiliate or associate of the interested shareholder; or (iii) the business combination meets certain conditions relating to price and form of consideration.

     The Business Combinations Provision provides that the Business Combinations Committee shall be comprised of all of the "disinterested" directors (as defined below) of the issuing public corporation, except that if there are no disinterested directors the board of directors must select three or more disinterested persons to be committee members. For purposes of the Business Combinations Provision, an interested shareholder is defined to include (i) any person that is the owner of 10% or more of voting power of the outstanding shares of the issuing public corporation or (ii) any affiliate or associate of the issuing public corporation that at any time within the three-year period immediately before the date in question was the beneficial owner of 10% or more of the voting power of the then outstanding shares of the issuing public corporation. For purposes of the Business Combinations Provision a director or person is deemed to be disinterested if the director or person is not an interested shareholder, an affiliate or associate of an interested shareholder or a present or former officer or employee of the issuing public corporation or of an affiliate or associate of the issuing public corporation or of the interested shareholder or of any affiliate or associate of the interested shareholder. An issuing public corporation may amend its articles of incorporation or bylaws, with the approval of stockholders holding a majority of the outstanding voting power of all shares, excluding shares beneficially owned by interested shareholders and their affiliates and associates, to exclude an interested shareholder whose Share Acquisition Date is prior to the effective date of such amendment from the restrictions imposed under the Business Combinations Provision. The Business Combination Provision is applicable to the Company. However, the Board of Directors of the Company has exempted ACX.

     Section 203 of the Delaware General Corporation Law provides that, subject to certain exceptions specified therein, a corporation shall not engage in any "business combination" (as defined) with an "interested stockholder" (as defined) for a three-year period following the date that such stockholder becomes an interested stockholder unless (i) prior to such date, the board of directors of the corporation approved either the business combination or the transaction which resulted in the stockholder becoming an interested stockholder; (ii) upon consummation of the transaction which resulted in the stockholder becoming an interested stockholder, the interested stockholder owned at least 85% of the voting stock of the corporation outstanding at the time the transaction commenced (excluding certain shares); or (iii) on or subsequent to such date, the business combination is approved by the board of directors of the corporation and by the affirmative vote of at least 66 2/3% of the outstanding voting stock which is not owned by the interested stockholder. Delaware law does not impose any additional restrictions on business combination with interested stockholders following the end of such three-year period.

     Except as specified in the Delaware law, an interested stockholder is defined to include (i) any person that is the "owner" (as defined) of 15% or more of the outstanding voting stock of the corporation; or (ii) any person that is an affiliate or associate of the corporation and was the owner of 15% or more of the outstanding voting stock of the corporation at any time within three years immediately prior to the relevant date. Under the Delaware law, the foregoing provisions do not apply to a corporation if its original certificate of incorporation contains a provision expressly electing not to be governed by such provisions. Also, under the Delaware law, such provisions do not apply to a corporation that amends its articles of incorporation or bylaws, with the approval of stockholders holding a majority of the shares entitled to vote, in addition to any other vote required by law, to expressly elect not to be governed by such provisions, except that such an amendment will not be effective until twelve months after its adoption and will not apply to any business combination between such corporation and any person who became an interested stockholder on or prior to such adoption. The Delaware Certificate does not exclude the Delaware Company from the restrictions imposed under Section 203 of the Delaware Corporations Code except with respect to business combinations between the Delaware Company and ACX or its affiliates.

     Under certain circumstances, Section 203 of the Delaware General Corporations Law makes it more difficult for a person who would be an "interested stockholder" to effect various business combinations with a corporation for a three-year period, although the stockholders may elect to exclude a corporation from the restrictions imposed thereunder. It is anticipated that the provisions of Section 203 of the Delaware Corporations Code may encourage companies interested in acquiring the Delaware Company to negotiate in advance with the Delaware Company Board since the stockholder approval requirement would be avoided if a majority of the directors then in office approve either the business combination or the transaction which results in the stockholder becoming an interested stockholder.

DUTIES OF DIRECTORS

     Arizona law provides that, in discharging the duties of the position of director with respect to provisions described above regarding special meetings of stockholders, the limitation on share repurchases, compensation agreements, the Business Combinations Provision and the Control Share Acquisitions Provision, a director of an issuing public corporation in considering the best interest of the corporation, must consider the long-term as well as the short-term interests of the corporation and its stockholders including the possibility that these interests may be best served by the continued independence of the corporation. Delaware law does not contain such a provision.

FEDERAL INCOME TAX CONSEQUENCES OF THE REINCORPORATION

     The reincorporation provided for in the Merger Agreement is intended to be a tax free reorganization under the Internal Revenue Code of 1986, as amended. Assuming the reincorporation qualifies as a reincorporation, no gain or loss will be recognized to the holders of capital stock of the Company as a result of consummation of the reincorporation, and no gain or loss will be recognized by the Company or the Delaware Company. Each former holder of capital stock of the Company will have the same basis in the capital stock of the Delaware Company received by such holder pursuant to the reincorporation as such holder has in the capital stock of the Company held by such holder at the time of consummation of the reincorporation. Each stockholder's holding period with respect to the Delaware Company's capital stock will include the period during which such holder held the corresponding Company capital stock, provided the latter was held by such holder as a capital asset at the time of consummation of the reincorporation. The Company has not obtained a ruling from the Internal Revenue Service or an opinion of legal or tax counsel with respect to the consequences of the reincorporation.

     The foregoing is only a summary of certain federal income tax consequences. Stockholders should consult their own tax advisers regarding the specific tax consequences to them of the merger, including the applicability of the laws of any state or other jurisdiction.

BOARD RECOMMENDATION

     The foregoing discussion is an attempt to summarize the more important differences in the corporation laws of Delaware and Arizona and does not purport to be an exhaustive discussion of all of the differences. Such difference can be determined in full by reference to the Arizona Corporations Code and the Delaware General Corporation Law. In addition, both Arizona and Delaware law provide that some of the statutory provisions, as they affect various rights of holders of shares, may be modified by provisions in the charter or bylaws of the corporation.

     A vote FOR the reincorporation will constitute approval of the merger, the Delaware Certificate, the Delaware Bylaws, adoption and assumption by the Delaware Company of each of the Company's stock option and employee benefit plans and all other aspects of the reincorporation proposal.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL 2.

                APPROVAL OF THE COMPANY'S 1998 STOCK OPTION PLAN
                                  (PROPOSAL 3)

BACKGROUND

     Effective April   , 1998 (the "Effective Date"), the Board of Directors
adopted the Photocomm, Inc. 1998 Stock Option and Incentive Plan (the "Plan"), subject to the approval of the stockholders. The principal features of the Plan are described below, but such description is subject to, and qualified in its entirety by, the complete text of the Plan, a copy of which is attached hereto as Exhibit D. If the stockholders of the Company approve the Plan, no shares will remain available for grants under the Company's 1990 Stock Option Plan, 1996 Stock Option Plan or the Directors Plan.

     The purpose of the Plan is to promote the best interests of the Company and its shareholders by providing employees (including officers and directors) and key Service Providers (as defined below) of the Company, and members of the Board of Directors who are not employees of the Company ("Outside Directors"), with an opportunity to acquire a proprietary interest in the Company. It is intended that the Plan will promote continuity of management and increased incentive and personal interest in the welfare of the Company by those key employees and service providers who are largely responsible for the management, growth and financial success of the Company. In addition, by encouraging stock ownership by non-employee directors ("Outside Directors"), the Company seeks both to attract and retain on its Board of Directors persons of exceptional competence and to provide a further incentive to serve as a director of the Company.

     The Plan provides for the grant of incentive stock options ("ISOs"), intended to qualify as such under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and nonstatutory stock options which do not so qualify. The Plan also provides for the grant of restricted stock and restricted stock units. There is no specified termination date for the Plan, which may be terminated by the Board of Directors; however, no ISOs may be granted under the
Plan after April   , 2008.

SHARES SUBJECT TO THE PLAN

     The maximum number of shares of Common Stock for which awards may be made under the Plan is (a) 1,305,828, which is comprised of shares of Common Stock represented by awards granted under any prior stock option plan of the Company for the grant of options to acquire stock which will be canceled without delivery of shares of Common Stock and (b) any shares of Common Stock that are represented by awards granted under any prior stock option plan of the Company which are forfeited or expire without deliver of shares of Common Stock, subject to adjustment in the event of a merger, consolidation, reorganization, recapitalization, stock dividend, stock split, reverse stock split, combination or exchange of shares or similar transaction. The maximum number of shares of Common Stock that may be issued pursuant options intended to be ISOs is 1,305,828 shares. No more than 20,000 shares of Common Stock may be issued pursuant to awards of restricted stock or restricted stock units. Shares of Common Stock underlying any option that expires unexercised, or any award of restricted stock or restricted stock units that is forfeited, will again be available for issuance pursuant to the Plan. The maximum number of shares of Common Stock for which options may be granted to any eligible person under the Plan is 250,000 per year. The maximum number of shares of Common Stock which may be granted as restricted stock or restricted stock units to any eligible person under the Plan is 500 per year.

ADMINISTRATION

     The Plan is administered by the Compensation Committee (the "Committee") of the Board of Directors. The Committee must at all times consist of no fewer than two members of the Board of Directors. Subject to the limitations set forth in the Plan, the Committee has the authority to determine, among other things: (i) to which eligible persons options, restricted stock and restricted stock units will be granted, (ii) the type or types of grants to be made, (iii) the number of shares subject to each grants, and (iv) the terms and conditions of the options, restricted stock and restricted stock units. For grants to Outside Directors, the Plan is intended to be a "formula plan," and accordingly, the Committee will have no discretion in establishing the material terms of such grants. Subject to the express provisions of the Plan, the Committee is authorized to interpret the Plan and to adopt rules and regulations relating thereto.

     The Committee has to date granted no options under the Plan and will not make any such grants prior to the 1998 Annual Meeting.

ELIGIBILITY

     Discretionary Grants. The Committee will have discretion to grant options, restricted stock or restricted stock units under the Plan to (i) employees (including officers and directors) of the Company and of any "subsidiary" of the Company (within the meaning of Section 424(f) of the Code), as designated from time to time by the Committee, (ii) any consultant or adviser to the Company, a manager of the Company's properties or affairs, or other similar service provider or affiliate of the Company, and employees of any of the foregoing ("Service Providers"), as designated from time to time by the Committee and
(iii) Outside Directors. Subject to the restrictions set forth in the Plan, an eligible person may receive successive grants of options, restricted stock and/or restricted units.

     Formula Plan for Outside Directors. Subject to stockholder approval of the Plan, on and after the Effective Date of the Plan, each new Outside Director shall, upon the date of his or her initial election by the Board of Directors or the stockholders of the Company to serve as an Outside Director, automatically be granted nonstatutory options to purchase 10,000 shares of Common Stock. In addition, if the Plan is approved by the stockholders, after each annual meeting (including the 1998 Annual Meeting), each Outside Director then duly elected and serving shall automatically be granted, as of the date of such annual meeting, nonstatutory stock options to purchase 3,000 shares, so long as such Outside Director has attended, in person or by telephone, at least 75% of the meetings held by the Board of Directors during the immediately preceding calendar year. The Committee has no discretion to alter the foregoing provisions of the Plan governing options granted to Outside Directors. Four Outside Directors are currently eligible to receive option grants under the Plan.

OPTIONS

     All options granted under the Plan are intended to be treated as nonstatutory stock options, unless the Committee specifically designates a stock option as an ISO within the limitations of the Plan. For both ISOs and nonstatutory options granted under the Plan, the exercise price per share (the "Option Price") is equal to 100% of the Fair Market Value (as defined below) of a share of Common Stock on the date of grant (but not less than the par value per share). The Option Price of ISO's to any participant owning more than 10% of the Company's outstanding voting stock on the date of grant must be at least equal to 110% of the Fair Market Value on such date.

     Fair Market Value. Under the Plan, Fair Market Value means the closing price of a share of Common Stock as reported on the Nasdaq National Market (or other national securities exchange on which the Common Stock is listed) on the date of grant. If there is no such reported closing price, the Fair Market Value shall be the mean between the highest bid and lowest asked prices or between the high and low sale prices on such trading day) or, if no sale of the shares of Common Stock is reported for such trading day, on the next preceding day on which any sale shall have been reported. If the shares are not listed on an established national or regional stock exchange, are not admitted to quotation on the Nasdaq National Market, or are not publicly traded on an established securities market, then Fair Market Value shall be determined by the Committee in good faith. On April 15, 1998, the closing bid price and last sale price of the Company's Common Stock on the Nasdaq National Market was $2.00 per share.

     Vesting. Unless otherwise provided in the agreement evidencing the grant of an option, each option under the Plan will generally vest over a three-year period from the date of grant at the rate of one-third per year, but in any case, no options may be exercised prior to the date the Plan is approved by the shareholders. Options are subject to acceleration of vesting under certain circumstances or in the discretion of the Committee. Each Option granted to an Outside Director as a formula grant under the Plan will vest in three equal annual installments beginning on the first anniversary of the date of grant. Subject to certain limitations, Options expire upon the earlier of the tenth anniversary of the date of grant, or (ii) (as to grantees other than Outside Directors) the ninetieth day after termination of an optionee's employment with the Company or a Service Provider, or termination of an optionee's service relationship with the Company (other than, for individuals, by reason of the death or "permanent and total disability" (within the meaning of Section 22(e)(3) of the Code).) On the date of an optionee's death or "permanent and total disability," all options become fully vested, and those options (along with all other vested but unexercised options held by the optionee) must be exercised before the earlier of (i) the specified expiration date of the options or (b) the first anniversary of the optionee's death or "permanent and total disability." The Committee may extend the period during which an option (other than a formula grant to an Outside Director) may be exercised (but not later than the date the option would otherwise expire). In addition, if the Company (or its shareholders) enter into an agreement to dispose of all or substantially all of the assets (or of more than 50% of the outstanding capital stock) of the Company by means of sale, merger, reorganization or liquidation, then all outstanding options become fully exercisable during the 15 days immediately preceding the scheduled consummation of the event. Any exercise of an option during the 15-day period would be conditioned upon consummation of the event and would be effective only immediately before consummation of the event. Upon consummation of any such event, all outstanding options would terminate, unless assumed or replaced by the successor corporation.

     Exercise of Options. Unless otherwise determined by the Committee in its discretion, the Option Price must be paid in full at the time of exercise in (i) cash or cash equivalents; (ii) through the tender to the Company of shares of Common Stock, which shares shall be valued, for purposes of determining the extent to which the Option Price has been paid thereby, at their Fair Market Value on the date of exercise; or (iii) by a combination of the methods described in (i) and (ii). The Committee may in its discretion permit "cashless exercises" of an option through a securities broker acceptable to the Company.

     Transferability. Options granted under the Plan will be exercisable only by the optionee or his or her permitted transferees during the optionee's lifetime. Options will be transferable by the optionee only as provided in the agreement evidencing the grant or as may be provided by will or the laws of descent and distribution.

     Withholding. The Plan provides for withholding from any amounts otherwise owed to the optionee (and for prompt reimbursement for payments in excess of amounts otherwise owed) in order to withhold federal, state or local taxes arising out of the exercise of options under the Plan.

RESTRICTED STOCK AND RESTRICTED STOCK UNITS

     The Committee may grant to eligible persons shares of Common Stock (or units representing shares of Common Stock) subject to vesting based on the passage of time, the achievement by the grantee or the Company of specified performance objectives, or other conditions deemed appropriate by the Committee. The Committee will establish the conditions to vesting, and the period of time during which the conditions will apply, at the time of grant.

     Any applicable performance objectives will be established in writing by the Committee prior to the 90th day of the year in which the grant is made and while the outcome is substantially uncertain. Performance objectives will be based on stock price, market share, sales, earnings per share, return on equity or costs, and may include positive results, maintaining the status quo or limiting economic losses. Until vesting conditions are satisfied, restricted stock or restricted stock units may not be transferred by the employee. In its discretion, the Committee may shorten or terminate vesting conditions or waive any other restrictions applicable to the award.

     If the termination of a grantee's employment with the Company or a Service Provider, or the termination of a grantee's services relationship with the Company, occurs before restricted stock has vested, the award will be forfeited unless the Committee, in its discretion, determines otherwise. Special rules will apply to the vesting of an award upon the death or "permanent and total disability" of a grantee.

     The Committee may, in the agreement evidencing a grant of restricted stock or restricted stock units, provide that the grantee will be entitled to vote and to receive dividends on the shares of Common Stock subject to the award. Upon vesting of an award of restricted stock or restricted stock units, including the satisfaction, lapse waiver of all applicable restrictions and conditions, the grantee will be entitled to receive a stock certificate representing the vested shares. The shares will be issuable to the grantee free of charge, other than payment of the par value of such shares.

AMENDMENT

     The Board of Directors may amend or terminate the Plan at any time subject to shareholder approval to the extent necessary to comply with the Code. No amendment, suspension or termination of the Plan may, without the grantee's consent, alter or impair any of the rights or obligations under any then outstanding awards.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

     Nonstatutory Stock Options. The grant of nonstatutory stock options under the Plan will not result in any taxable income to an optionee. Upon exercise, however, the amount by which the fair market value of the shares of Common Stock purchased exceeds the Option Price will be treated as ordinary income to the optionee and will be deductible by the Company.

     If the optionee surrenders shares of Common Stock in payment of part or all of the exercise price for nonstatutory stock options, no gain or loss will be recognized with respect to the shares surrendered (regardless of whether the shares were acquired pursuant to the exercise of an ISO) and the optionee will be treated as receiving an equivalent number of shares pursuant to the exercise of the option in a nontaxable exchange. The basis of the shares surrendered will be treated as the substituted tax basis for an equivalent number of option shares received, and the new shares will be treated as having been held for the same holding period as had expired with respect to the transferred shares. The difference between the aggregate Option Price and the aggregate Fair Market Value of the shares received pursuant to the exercise of the option will be taxed as ordinary income.

     ISOs. An optionee will not be deemed to have received taxable income upon the grant or exercise of any ISO (except that the alternative minimum tax may apply.) Generally, neither gain nor loss will be recognized by the Company upon the grant or exercise of an ISO. Any gain realized by an optionee upon a disposition of shares received pursuant to the exercise of an ISO will be taxed as long-term capital gain, so long as the optionee holds the shares for at least two years after the date of grant and for at least one year after the date of exercise. If Common Stock acquired upon the exercise of an ISO is disposed of prior to satisfaction of the holding periods mentioned in the preceding sentence, generally, the optionee will be deemed to have realized as ordinary income (and the Company will be allowed to deduct) the excess of the market value at the date of exercise over the Option Price. If an optionee pays the Option Price upon exercise of an ISO by delivering shares of Common Stock, the exchange of shares generally will be treated as a non-taxable transaction (provided that the shares delivered in payment are not shares acquired upon exercise of an ISO which have not satisfied the holding period requirements discussed above.)

     Restricted stock and restricted stock units. An award of restricted stock units will create no immediate tax consequences for the employee or the Company, and an award of restricted stock will create no immediate tax consequences for the employee or the Company unless the employee makes an election pursuant to
Section 83(b) of the Code. The employee will, however, realize ordinary income when restricted stock or restricted stock units become vested, in an amount equal to the fair market value of the underlying shares of Common Stock on the date of vesting less any consideration paid by the employee for such stock. If the employee makes an election pursuant to Section 83(b) of the Code with respect to a grant of restricted stock, the employee will recognize income at the time the restricted stock is awarded (based upon the value of such Common Stock at the time of award), rather than when the restricted stock becomes vested. The Company will be allowed a business expense deduction for the amount of any taxable income recognized by the employee at the time such income is recognized (assuming the Company complies with applicable reporting requirements).

     The foregoing provides only a general description of the federal income tax consequences of transactions contemplated under the Plan, and participants should consult a tax advisor as to their individual circumstances.

NEW PLAN BENEFITS

     The aggregate benefits or amounts which would have been received by or allocated to the Outside Directors for the last completed fiscal year if the Plan had been in effect is identical to what the Outside Directors received under the plans currently in effect. Benefits or amounts for persons other than Outside Directors are not determinable, either as of the date hereof, or for the last completed fiscal year had the Plan then been in effect. Upon approval of the Plan by the shareholders of the Company, the option price for the options to be granted to Outside Directors will be the Fair Market Value of the underlying shares of Common Stock on the date of grant.

REQUIRED VOTE

     Approval of the 1998 Stock Option and Incentive Plan requires the affirmative vote of the holders of a majority of the shares of Voting Stock, provided that the total votes cast represent a majority of all shares of Voting Stock of the Company entitled to vote on the matter.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL 3.

                        RATIFICATION OF THE APPOINTMENT
                OF THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS
                                  (PROPOSAL 4)

     On February 3, 1997, the Board of Directors of the Company, upon recommendation of the Board's Audit Committee, appointed Price Waterhouse LLP as the independent accountants to audit and report on the financial statements of the Company for the transition period ended December 31, 1996 and the year ending December 31, 1997. Also on February 3, 1997, at the recommendation of the Audit Committee, the Board of Directors dismissed KPMG Peat Marwick LLP as its independent accountants. The reports of KPMG Peat Marwick LLP on the financial statements for fiscal years ended August 31, 1996 and 1995 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle. During the two most recent fiscal years and through February 3, 1997, neither the Company or anyone acting on its behalf, has consulted with Price Waterhouse LLP regarding (1) application of accounting principles to a specified transaction, completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements or (2) the subject matter of a disagreement or reportable event with KPMG Peat Marwick LLP.

     In connection with its audits for the fiscal years ended August 31, 1996, and 1995 and through February 3, 1997, there were no disagreements with KPMG Peat Marwick LLP on any matter of accounting principles or practices, financial statement, disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG Peat Marwick LLP, would have cause it to make reference thereto in its report on the financial statements for such years.

     During the fiscal years ended August 31, 1996 and 1995 and through February 3, 1997, there were no reportable events, as defined in Item 304 of Regulation S-K.

     The Company provided KPMG Peat Marwick LLP with a copy of the foregoing disclosure and requested and received a letter from KPMG Peat Marwick LLP addressed to the Securities and Exchange Commission (the "SEC") stating its agreement with the above statements. A copy of such letter, dated February 6, 1997, is filed as Exhibit 16 to the Company's current Agreement on Form 8-K filed with the SEC on February 10, 1997.

     Stockholder ratification of Proposal 4 is not required by the Bylaws or otherwise. However, the Board of Directors is submitting Proposal 4 to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify Proposal 4, the Board of Directors will reconsider whether or not to retain Price Waterhouse LLP. Even if Proposal 4 is ratified, the Board of Directors in its discretion may direct the appointment of a different independent accountant at any time during the year if the Board of Directors determines that such a change would be in the best interests of the Company and its stockholders.

     Representatives of Price Waterhouse LLP will be present at the Annual Meeting and will have the opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

     The affirmative vote of a majority of the votes cast at the Annual Meeting is required to approve Proposal 4.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL 4.

                         SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information regarding beneficial ownership of the Common Stock as of the Record Date by (i) each director and nominee for director of the Company, (ii) each Named Executive Officer and (iii) all executive officers and directors as a group.

                                                              BENEFICIAL OWNERSHIP(1)(2)
                                                              ---------------------------
                                                               NUMBER OF
                  NAME OF BENEFICIAL OWNER                      SHARES           PERCENT
                  ------------------------                    -----------       ---------
John K. Coors...............................................     94,333(3)(4)        *
Jeffrey C. Brines...........................................     46,667(5)           *
J. Michael Davis............................................     51,667(6)           *
Jeffrey H. Coors............................................      5,750(3)(7)        *
Donald E. Anderson..........................................    761,525(8)        4.37%
Walter M. Baker.............................................    228,500(9)        1.35%
Jed J. Burnham..............................................      6,750(10)          *
Norman E. Miller............................................      8,500(11)          *
Gerritt Wolfaardt...........................................      5,750(12)          *
John Markle.................................................         --             --
Directors and executive officers as a group (12 persons)....  1,209,442            6.8%

---------------

  *  Less than one percent.

 (1) In accordance with Rule 13d-3 under the Exchange Act, a person is deemed to be a "beneficial owner" of a security if he or she has or shares the power to vote or direct the voting of such security or the power to dispose or direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities of which that person has the right to acquire beneficial ownership within 60 days. More than one person may be deemed to be a beneficial owner of the same securities. The percentage ownership of each stockholder is calculated based on the total number of outstanding shares of Common Stock as of the Record Date and those shares of Common Stock that may be acquired by such stockholder within 60 days. Consequently, the denominator for calculating such percentage may be different for each stockholder.

 (2) This table is based upon information supplied by directors and executive officers of the Company. Unless otherwise indicated in the footnotes to this table, each of the stockholders named in this table has sole voting and investment power with respect to the shares shown as beneficially owned.

 (3) Does not include shares of Common Stock and Preferred Stock beneficially owned by ACX. Jeffrey H. Coors and John K. Coors are both directors, and Jeffrey H. Coors is a President, of ACX. In addition, Jeffrey H. Coors is a co-trustee of one or more family trusts that collectively own 45.8 percent of the outstanding common stock of ACX. As of the record date, ACX beneficially owned (a) 9,096,327 shares of Common Stock, representing approximately 54.6% of the voting power of the Common Stock outstanding at that date, (b) 35,763 shares of Series A Preferred Stock, representing approximately 91.8% of the voting power of the Series A Preferred Stock outstanding at that date, and (c) 40,000 shares of Series AA Preferred Stock, representing approximately 90.6% of the voting power of the Series AA Preferred Stock outstanding at that date. As of the Record Date, ACX beneficially owned 55.3% of the voting power of the outstanding Voting Stock.

 (4) Includes 88,333 shares of Common Stock that may be purchased pursuant to options exercisable within 60 days of the Record Date.

 (5) Includes 41,667 shares of Common Stock that may be purchased pursuant to options exercisable within 60 days of the Record Date.

 (6) Includes 41,667 shares of Common Stock that may be purchased pursuant to options exercisable within 60 days of the Record Date.

 (7) Includes 5,750 shares of Common Stock that may be purchased pursuant to options exercisable within 60 days of the Record Date.

 (8) Includes 761,500 shares of Common Stock that may be purchased pursuant to options exercisable within 60 days of the Record Date.

 (9) Includes 228,500 shares of Common Stock that may be purchased pursuant to options exercisable within 60 days of the Record Date.

(10) Does not include shares of Common Stock and Preferred Stock beneficially owned by ACX. Mr. Burnham is Chief Financial Officer and Treasurer of ACX. Includes 5,750 shares of Common Stock that may be purchased pursuant to options exercisable within 60 days of the Record Date.

(11) Includes 2,500 shares of Common Stock that may be purchased pursuant to options exercisable within 60 days of the Record Date.

(12) Includes 5,750 shares of Common Stock that may be purchased pursuant to options exercisable within 60 days of the Record Date.

                     PRINCIPAL HOLDERS OF VOTING SECURITIES

     The following table sets forth information as of the Record Date with respect to the ownership of shares of capital stock of the Company by each person believed by management to be the beneficial owner of more than five percent of the Company's outstanding Common Stock or either class of Preferred Stock. The information is based on the most recent Schedule 13D or 13G filed with the SEC on behalf of such persons or other information made available to the Company. Except as otherwise indicated, the reporting persons have stated that they possess sole voting and sole dispositive power over the entire number of shares reported.

                                                                      AMOUNT AND
                                                                      NATURE OF         PERCENT OF
                                                                      BENEFICIAL           CLASS
   NAME OF BENEFICIAL OWNER               CLASS OF STOCK              OWNERSHIP         OUTSTANDING
   ------------------------               --------------              ----------        -----------
ACX Technologies, Inc.               Common Stock                     9,096,327             54.6%
16000 Table Mountain Parkway         Series A Preferred Stock            35,763             91.8%
Golden, CO 80403                     Series AA Preferred Stock           40,000             90.6%

---------------

(1) Except as otherwise indicated, the beneficial owner has sole voting and investment power.

For purposes of calculating beneficial ownership and outstanding shares of Common Stock, each share of Preferred Stock is equal to four shares of Common Stock into which it may be converted at any time at the election of the holder thereof. The Preferred Stock votes together with the Common Stock as a single class on virtually all matters, and each share of Preferred Stock represents voting power equivalent to four shares of Common Stock on all issues in which the holders of preferred Stock and Common Stock vote together as a single class.

AGREEMENT WITH PRINCIPAL SHAREHOLDER

     As part of the series of transactions pursuant to which GTC acquired control of the Company, the Company granted demand registration rights to GTC covering all shares of Common Stock they may own, as long as GTC pays 50% of the costs of any demand registration. In addition, the Company granted to GTC the preemptive right to subscribe for GTC's proportionate share of all future equity offerings of the Company provided that GTC owns at least 20% of the issued and outstanding stock of the Company or 6,000,000 shares.

             SUBMISSION OF STOCKHOLDER PROPOSALS FOR ANNUAL MEETING

     Any proposal or proposals by a stockholder intended to be included in the Company's proxy statement and form of proxy relating to the 1999 annual meeting of stockholders must be received by the Company on or before March 29, 1999 and be submitted in accordance with the proxy solicitation rules of the SEC. Nothing in this paragraph shall be deemed to require the Company to include in its proxy statement and proxy relating to the 1999 annual meeting of stockholders any stockholder proposal which may be omitted from the Company's proxy materials pursuant to applicable regulations of the SEC in effect at the time such proposal is received.

             OTHER MATTERS THAT MAY COME BEFORE THE ANNUAL MEETING

     The Board of Directors of the Company does not know of any other matters to be presented for a vote at the Annual Meeting. If, however, any other matter should properly come before the Annual Meeting or any adjournment thereof, the persons named in the accompanying proxy will vote such proxy in accordance with their best judgment.

                                            By Order of the Board of Directors

                                            JEFFREY C. BRINES
                                            Executive Vice President, Chief
                                            Financial Officer and Secretary

Scottsdale, Arizona
April   , 1998

A COPY OF THE ANNUAL REPORT TO STOCKHOLDERS FOR THE FISCAL YEAR ENDED DECEMBER 31, 1997 ACCOMPANIES THIS PROXY STATEMENT. THE COMPANY IS REQUIRED TO FILE AN ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 1997 WITH THE SEC. STOCKHOLDERS MAY OBTAIN, FREE OF CHARGE, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K BY WRITING TO THE COMPANY AT 4585 MCINTYRE STREET, GOLDEN, COLORADO 80403, ATTENTION: CORPORATE SECRETARY. THE COMPANY WILL PROVIDE COPIES OF THE EXHIBITS TO THE FORM 10-K UPON PAYMENT OF A REASONABLE FEE.

                                                                       EXHIBIT A

                          AGREEMENT AND PLAN OF MERGER

     AGREEMENT AND PLAN OF MERGER made as of the   day of             , 1998, by
and between PHOTOCOMM, INC., an Arizona corporation (hereinafter referred to as "Old Company" or as a "Constituent Corporation"), and GOLDEN GENESIS COMPANY, a Delaware corporation (hereinafter referred to as "New Company" or as a "Constituent Corporation").

     WHEREAS, Old Company has determined that it is in the best interest of Old Company to change its incorporation from the State of Arizona to the State of Delaware; and

     WHEREAS, Old Company has caused New Company to be formed and desires to merge with and into New Company for the purpose of accomplishing such change, and New Company desires to merge (the "Merger") with Old Company pursuant to Delaware General Corporation Law Section 251(f), incorporated by reference in
Section 252(e) of the Delaware General Corporation Law, upon the terms, and subject to the conditions, set forth in this Agreement and Plan of Merger (hereinafter called the "Agreement") in accordance with the laws of the State of Delaware and the State of Arizona; and

     WHEREAS, the authorized capital stock of Old Company consists of Twenty-Five Million (25,000,000) shares of common stock, par value $.10 per share (the "Old Company Common Stock"), of which Sixteen Million Six Hundred Sixty-Six Thousand Five Hundred and Forty-Four (16,666,544) shares are issued and outstanding; Five Million (5,000,000) shares of preferred stock, par value $.001 per share, (the "Old Company Preferred Stock"), from which Old Company Preferred Stock the Old Company has designated One Hundred and Twenty-Five Thousand (125,000) shares as Series A Convertible Preferred Stock, of which Thirty-Eight Thousand Nine Hundred Seventy-Two (38,972) are issued and outstanding; and from which Old Company Preferred Stock, the Old Company has designated Two Hundred Thousand (200,000) shares as Series AA Convertible Preferred, of which Forty-Four Thousand One Hundred and Sixty-Five (44,165) are issued and outstanding; and

     WHEREAS, the authorized capital stock of New Company consists of Twenty-Five Million (25,000,000) shares of common stock, par value $0.10 per share (the "New Company Common Stock") and Five Million (5,000,000) shares of preferred stock, par value $.001 per share (the "New Company Preferred Stock"), none of which shares are outstanding as of the date hereof; and

     WHEREAS, the Boards of Directors of Old Company and New Company by resolutions duly adopted have approved the terms of this Agreement and Plan of Merger and have directed the submission of this Agreement to the stockholders of Old Company for approval;

     NOW THEREFORE, in consideration of the premises and the mutual agreements, covenants, and provisions herein contained, the parties hereto agree as follows:

                                   ARTICLE I

                                   THE MERGER

     SECTION 1.1 At the Effective Time as defined in Section 4.1 hereof, Old Company shall be merged with and into New Company which shall be the surviving corporation. The corporate existence of New Company with all its purposes, powers and objects shall continue unaffected and unimpaired by the Merger and New Company as it shall be constituted after the Effective Time is herein called the "Surviving Corporation." The Surviving Corporation shall from and after the Effective Time, possess all of the rights, privileges, powers and franchises of a public, as well as a private, nature and be subject to and liable for all the restrictions, disabilities, debts, liabilities, obligations, penalties and duties of each of the Constituent Corporations and all of the rights, privileges, powers and franchises of each of the Constituent Corporations in all property, real, personal, or mixed and all debts due either of the Constituent Corporations on whatever accounts, including stock subscriptions and other things in action and all or every other interest of or belonging to either of the Constituent Corporations shall be vested in the Surviving Corporation without further act or deed; and the title to any real estate, whether vested by deed or otherwise in either of the Constituent Corporations, shall not revert or be in any way impaired by reason of the Merger, and no liability or obligations due or to become due at the Effective Time or any claim or demand for any cause then existing or action or proceeding pending by or against either of the Constituent Corporations or any shareholder, officer or director thereof shall be released or impaired by the Merger; and all rights of creditors and liens upon property of either of the Constituent Corporations shall be preserved unimpaired, all in accordance with, and with the effect stated in, Section 259 of the Delaware General Corporation Law, as amended. The separate existence and corporate organization of Old Company shall cease upon the Effective Time and thereupon Old Company and New Company shall be a single corporation, New Company.

     SECTION 1.2 If at any time after the Effective Time the Surviving Corporation shall consider or be advised that any further assignment, assurances in law or any other things are necessary or desirable to vest, perfect or confirm of record or otherwise in the Surviving Corporation the title to any property or right of Old Company acquired or to be acquired by reason of or as a result of the Merger, Old Company and its proper officers and directors will, upon notice, execute and delivery such proper deeds, assignments and assurances reasonably requested by the Surviving Corporation and do all things necessary or advisable to vest, perfect or confirm title to such property or rights in the Surviving Corporation and otherwise to carry out the intent and purposes of this Agreement and the proper officers and directors of the Surviving Corporation are fully authorized in the name of Old Company or otherwise to take any and all such action.

                                   ARTICLE II

                     CERTIFICATE OF INCORPORATION; BYLAWS;
                          BOARD OF DIRECTORS; OFFICERS

     SECTION 2.1 The Certificate of Incorporation of New Company as in effect at the Effective Time shall be the Certificate of Incorporation of the Surviving Corporation.

     SECTION 2.2 The Bylaws of New Company as in effect at the Effective Time shall be the Bylaws of the Surviving Corporation until the same shall thereafter be altered, amended or repealed in accordance with law, the Certificate of Incorporation of the Surviving Corporation or said Bylaws.

     SECTION 2.3 From and after the Effective Time, the officers and directors of Surviving Corporation shall be the following individuals, each to serve in their respective capacities as the officers and directors of the Surviving Corporation until his respective successor shall have been duly elected and qualified:

     (a) Officers:

        John K. Coors,                             Jeffrey Brines,
        President and Chief Executive Officer      Vice President, Secretary and Chief
        4585 Mclntyre Street                       Financial Officer
        Golden, Colorado 80403                     4585 Mclntyre Street
                                                   Golden, Colorado 80403
        Jon Michael Davis,                         Myron D. Anduri,
        Vice President and Chief Operating         Vice President -- Marketing and Sales
          Officer
        7812 East Acona Drive                      7812 East Acona Drive
        Scottsdale, Arizona 85260                  Scottsdale, Arizona 85260
        Ronald Kenedi,                             Thomas P. Dyer
        Vice President of Distribution             Vice President -- Manufacturing and
        7681 East Gray Road                        Operations
        Scottsdale, Arizona 85260                  7812 East Acona Drive
                                                   Scottsdale, Arizona 85260
        Michael Stern
        Vice President -- Utilities
        7812 East Acona Drive
        Scottsdale, Arizona 85260

     (b) Directors:

        John K. Coors                              Jed J. Burnham
        4585 Mclntyre Street                       4585 Mclntyre Street
        Golden, Colorado 80403                     Golden, Colorado 80403

        Norman E. Miller                           Joseph K. Coors, Jr.
        4585 Mclntyre Street                       4585 Mclntyre Street
        Golden, Colorado 80403                     Golden, Colorado 80403

        Gerritt J. Wolfaardt                       John Markle
        4585 Mclntyre Street                       4585 Mclntyre Street
        Golden, Colorado 80403                     Golden, Colorado 80403

     SECTION 2.4 The laws which are to govern the Surviving Corporation are the laws of the State of Delaware.

                                  ARTICLE III

                              CONVERSION OF SHARES

     SECTION 3.1 At the Effective Time, each share of Old Company Common Stock issued and outstanding immediately prior to the Effective Time then held by each Old Company shareholder of record shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted into one (1) share of New Company Common Stock and each share of Old Company Preferred Stock issued and outstanding immediately prior to the Effective Time then held by each Old Company shareholder of record shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted into one (1) share of New Company Preferred Stock.

     SECTION 3.2 All agreements of any kind governing the Old Company Common Stock are adopted by New Company at the Effective Time and shall apply to and burden and benefit the New Company Common Stock.

     (a) The Surviving Corporation hereby adopts and assumes the "Photocomm, Inc. Stock Option Plan as amended through January 19, 1996" (the "Plan"), subject to the following: from and after the Effective Time, the term "Stock" under the Plan shall mean authorized but unissued or reacquired common stock ($.10 par value) of the Surviving Corporation, and the number of shares available for usage under the Plan pursuant to Section 3 of the Plan shall be 2,895,000 shares of New Company Stock.

     (b) The Surviving Corporation hereby adopts and assumes the "Photocomm, Inc. Non-Employee Directors Stock Option Plan" (the "Non-Employee Directors Plan"), subject to the following: from and after the Effective Time, the term "Stock" under the Non-Employee Plan shall mean authorized but unissued or reacquired common stock ($.10 par value) of the Surviving Corporation, and the number of shares available for usage under the Non-Employee Plan pursuant to
Section 2 of the Non-Employee Plan shall be 100,000 shares of New Company Common Stock.

     (c) The Surviving Corporation hereby adopts and assumes the "Photocomm, Inc. 1998 Stock Option and Incentive Plan" (the "1998 Plan"), subject to the following: from and after the Effective Time, the term "Stock" under the 1998 Plan shall mean authorized but unissued or reacquired common stock ($.10 par value) of the Surviving Corporation, and the number of shares available for usage under the 1998 Plan pursuant to Section 4 of the 1998 Plan shall be shares of New Company Common Stock.

     (d) All stock option grants by the Old Company under the Plan and Non-Employee Directors Plan are hereby assumed and adopted at the Effective Time and, pursuant to Sections 11 and 8 of the Plan and Non-Employee Plan, respectively, at the Effective Time each one (1) share of Old Company Common Stock subject to an outstanding option immediately prior to the Effective Time then held by each Old Company grantee of record shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted into one (1) share of New Company Common Stock subject to such option, and the exercise price of each one (1) share of New Company Common Stock shall be equal to the exercise price for one (1) share of Old Company Common Stock under the option. References to the "Corporation" or "Company" in the applicable option grant letter and the Plan shall be to the Surviving Corporation; and the terms and conditions of the option grant shall otherwise remain the same in all respects. Under no circumstances shall such options in New Company Common Stock give the holders of such options additional benefits which they did not have under the options granted by Old Company.

     (e) All warrants for the purchase of Old Company Common Stock granted by the Old Company are hereby assumed and adopted at the Effective Time and, at the Effective Time, each one (1) share of Old Company Common Stock subject to an outstanding option or warrant immediately prior to the Effective Time shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted into one (1) share of New Company Common Stock subject to such option or warrant, and the exercise price for one (1) share of Old Company Common Stock under the option or warrant. References to the "Corporation" or "Company" in the applicable option grant letter or warrant shall be to the Surviving Corporation; and the terms and conditions of the option grant or warrant shall otherwise remain the same in all respect. Under no circumstance shall such options or warrants in New Company Common Stock give the holders of such options or warrants additional benefits which they did not have under the options or warrants granted by Old Company.

     (f) All warrants for the purchase of Old Company Preferred Stock granted by the Old Company are hereby assumed and adopted at the Effective Time and, at the Effective Time, each one (1) share of Old Company Preferred Stock subject to an outstanding warrant immediately prior to the Effective Time shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted into one (1) share of New Company Preferred Stock subject to such warrant, and the exercise price for each one (1) share of New Company Preferred Stock shall be equal to the exercise price for one (1) share of Old Company Preferred Stock under the warrant. References to the "Corporation" or "Company" in the applicable warrant shall be to the Surviving Corporation; and the terms and conditions of the warrant shall otherwise remain the same in all respects. Under no circumstance shall such warrants in New Company Preferred Stock give the holders of such warrants additional benefits which they did not have under the warrants granted by Old Company.

     SECTION 3.3 Within a reasonable time after the Effective Time, each holder of Old Company Common Stock prior to the Merger shall surrender to the Surviving Corporation each certificate (the "Certificates") representing such Old Company Common Stock prior to the Merger and shall receive in exchange therefor a certificate or certificates representing the shares of stock of the Surviving Corporation into which such Old Company Common Stock shall have been converted. Except as otherwise provided by law, at and after the Effective Time, each holder of a Certificate shall cease to have any rights as a shareholder of Old Company, except for the rights to surrender such Certificate in exchange for shares of stock of the Surviving Corporation as provided herein.

                                   ARTICLE IV

                           PROCEDURE TO EFFECT MERGER

     SECTION 4.1 The term "Effective Time" as used herein shall mean the time on the day on which this Agreement shall become effective in accordance with the laws of the State of Delaware. Each of the Constituent Corporations hereby agrees to do promptly all of such acts, and to take promptly all such measures as may be appropriate to enable it to perform as early as practicable the covenants and agreements herein provided to be performed by it.

     SECTION 4.2 This Agreement may be terminated by the mutual consent of the Boards of Directors of the Constituent Corporations whether before or after approval of this Agreement by the stockholders of Old Company.

     SECTION 4.3 A copy of this Agreement or a Certificate of Merger with respect thereto shall be filed in the office of the Secretary of State of the State of Delaware and in the office of the Corporation Commission of the State of Arizona. Duplicate copies of this Agreement, certified by the appropriate authorities, if necessary or desirable, shall be filed or recorded in such other offices or places as shall be required by the laws of the State of Delaware and the State of Arizona.

                                   ARTICLE V

                                 MISCELLANEOUS

     SECTION 5.1 This Agreement may be executed in several counterparts each of which shall be deemed an original but all of which counterparts collectively shall constitute one instrument representing the agreement between the parties hereto.

     SECTION 5.2 Except as otherwise provided in this Agreement, nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the Constituent Corporations or their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

     SECTION 5.3 This Agreement and legal relations between the parties hereto shall be governed by and construed in accordance with the laws of the State of Delaware.

     IN WITNESS WHEREOF, each of the Constituent Corporations has caused this Agreement and Plan of Merger to be signed in its corporate name by its duly authorized officers all as of the date first above written.

                                            PHOTOCOMM, INC., an Arizona
                                            Corporation

                                            By:
                                              ----------------------------------
                                              John K. Coors, President and CEO

ATTEST:

By:

    --------------------------------

    Name:

        ----------------------------

    Secretary

                                            GOLDEN GENESIS COMPANY, a Delaware
                                            corporation

                                            By:

                                              ----------------------------------
                                              John K. Coors, President and CEO

ATTEST:

By:

    ----------------------------------------------------

    Name:

        ------------------------------------------------

    Secretary

     I, Jeffrey Brines, Secretary of Golden Genesis Company, a corporation organized and existing under the laws of the State of Delaware, hereby certify, as such secretary, that the Agreement and Plan of Merger to which this certificate is attached, after having first being duly signed on behalf of the said corporation and having been signed on behalf of Photocomm, Inc., a corporation of the State of Arizona, was duly adopted pursuant to Section 251(f) of the Delaware General Corporation Law, incorporated by reference in Section 252(e) of the Delaware General Corporation Law, without any vote of the stockholders of the surviving corporation; and that no shares of the corporation were issued prior to the adoption by the Board of Directors of the surviving corporation of the resolution approving the Agreement and Plan of Merger, and that Section 251(f) of the Delaware General Corporation Law, incorporated by reference in Section 252(e) of the Delaware General Corporation Law, is applicable; and that the Agreement and Plan of Merger was adopted by action of the Board of Directors of said Golden Genesis Company, a Delaware corporation, and is the duly adopted agreement and act of the said corporation.

     WITNESS my hand on this           day of                , 1998.

                                            ------------------------------------
                                            Jeffrey Brines, Secretary

                                                                       EXHIBIT B

                             GOLDEN GENESIS COMPANY

                          CERTIFICATE OF INCORPORATION

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
Article 1. NAME.............................................
Article 2. REGISTERED OFFICE AND AGENT......................
Article 3. PURPOSE AND POWERS...............................
Article 4. CAPITAL STOCK....................................
  4.1. Authorized Shares....................................
  4.2. Common Stock.........................................
     4.2.1. Relative Rights.................................
     4.2.2. Dividends.......................................
     4.2.3. Dissolution, Liquidation, Winding Up............
     4.2.4. Voting Rights...................................
  4.3. Preferred Stock......................................
     4.3.1 General..........................................
     4.3.2 Series A Convertible Preferred Stock.............
     4.3.3 Series AA Convertible Preferred Stock............
Article 5. INCORPORATOR.....................................
Article 6. BOARD OF DIRECTORS...............................
  6.1. Initial Directors; Number; Election..................
  6.2. Management of Business and Affairs of the
     Corporation............................................
  6.3. Limitation of Liability..............................
Article 7. BUSINESS COMBINATIONS WITH INTERESTED
  STOCKHOLDERS..............................................
Article 8. COMPROMISE OR ARRANGEMENTS.......................
Article 9. AMENDMENT OF BYLAWS..............................
Article 10. RESERVATION OF RIGHT TO AMEND CERTIFICATE OF
  INCORPORATION.............................................

                                       (i)

                                                                       EXHIBIT B

                          CERTIFICATE OF INCORPORATION
                                       OF
                             GOLDEN GENESIS COMPANY

                                   ARTICLE 1.

                                      NAME

     The name of this corporation is GOLDEN GENESIS CORPORATION (the "CORPORATION").

                                   ARTICLE 2.

                          REGISTERED OFFICE AND AGENT

     The registered office of the Corporation shall be located at 1209 Orange Street, in the City of Wilmington, County of New Castle. The registered agent of the Corporation at such address shall be The Corporation Trust Company.

                                   ARTICLE 3.

                               PURPOSE AND POWERS

     The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware (the "DELAWARE GENERAL CORPORATION LAW"). The Corporation shall have all power necessary or convenient to the conduct, promotion or attainment of such acts and activities.

                                   ARTICLE 4.

                                 CAPITAL STOCK

  4.1. AUTHORIZED SHARES

     The total number of shares of all classes of stock that the Corporation shall have the authority to issue is THIRTY MILLION (30,000,000), of which TWENTY-FIVE MILLION (25,000,000) of such shares shall be Common Stock, all of one class, having a par value of $.001 per share ("COMMON STOCK"), and FIVE MILLION (5,000,000) of such shares shall be Preferred Stock, having a par value of $.001 per share ("PREFERRED STOCK").

  4.2. COMMON STOCK

     4.2.1. RELATIVE RIGHTS

     The Common Stock shall be subject to all of the rights, privileges, preferences and priorities of the Preferred Stock as set forth in this Certificate of Incorporation or the certificate of designations filed to establish the respective series of Preferred Stock. Each share of Common Stock shall have the same relative rights as and be identical in all respects to all the other shares of Common Stock.

     4.2.2. DIVIDENDS

     Whenever there shall have been paid, or declared and set aside for payment, to the holders of shares of any class of stock having preference over the Common Stock as to the payment of dividends, the full amount of dividends and of sinking fund or retirement payments, if any, to which such holders are respectively entitled in preference to the Common Stock, then dividends may be paid on the Common Stock and on any class or series of stock entitled to participate therewith as to dividends, out of any assets legally available for the payment of dividends thereon, but only when and as declared by the Board of Directors of the Corporation.

     4.2.3. DISSOLUTION, LIQUIDATION, WINDING UP

     In the event of any dissolution, liquidation, or winding up of the Corporation, whether voluntary or involuntary, the holders of the Common Stock, and holders of any class or series of stock entitled to participate therewith, in whole or in part, as to the distribution of assets in such event, shall become entitled to participate in the distribution of any assets of the Corporation remaining after the Corporation shall have paid, or provided for payment of, all debts and liabilities of the Corporation and after the Corporation shall have paid, or set aside for payment, to the holders of any class of stock having preference over the Common Stock in the event of dissolution, liquidation or winding up the full preferential amounts (if any) to which they are entitled.

     4.2.4. VOTING RIGHTS

     Each holder of shares of Common Stock shall be entitled to attend all special and annual meetings of the stockholders of the Corporation and, share for share and without regard to class, together with the holders of all other classes of stock entitled to attend such meetings and to vote (except any class or series of stock having special voting rights), to cast one vote for each outstanding share of Common Stock so held upon any matter or thing (including, without limitation, the election of one or more directors) properly considered and acted upon by the stockholders.

  4.3. PREFERRED STOCK

     4.3.1 GENERAL

     The Board of Directors is authorized, subject to limitations prescribed by the Delaware General Corporation Law and the provisions of this Certificate of Incorporation, to provide, by resolution or resolutions from time to time and by filing a certificate of designations pursuant to the Delaware General Corporation Law, for the issuance of the shares of Preferred Stock in series, to establish from time to time the number of shares to be included in each such series, to fix the powers, designations, preferences and relative, participating, optional or other special rights of the shares of each such series and to fix the qualifications, limitations or restrictions thereof.

     4.3.2 SERIES A CONVERTIBLE PREFERRED STOCK

     One Hundred Twenty-Five Thousand (125,000) shares of the authorized Preferred Stock are hereby designated Series A Convertible Preferred Stock ("Series A Convertible Preferred Stock"), to be issued from time to time as the Board of Directors may determine, and shall have the following, preferences, rights and limitations in addition to those applicable generally to the preferred stock of the Corporation:

     a. Dividends. Holders of shares of Series A Convertible Preferred Stock shall be entitled to receive, when declared by the Board of Directors, out of funds and assets of the Corporation legally available therefore, an annual dividend, paid in cash, at the rate of $.60 per share, payable quarterly on the dividend payment dates, hereby fixed as the 20th day of March, June, September and December, to stockholders of record on the respective record dates, not exceeding fifty days preceding such quarterly dividend payment dates, fixed for that purpose by the Board of Directors. Dividends on each share of the Series A Convertible Preferred Stock shall accrue and be cumulative from the date of issue and shall be appropriately prorated with respect to the period between such date of issue and the first dividend payment date. Accumulations of dividends shall not bear interest.

     So long as any shares of Series A Convertible Preferred Stock are outstanding, the Corporation shall not declare and pay or set apart for payment any dividends or make any other distribution of the Common Stock and shall not redeem, retire, purchase or otherwise acquire, any shares of common stock or preferred stock, unless at the time of making such declaration, payment, distribution, redemption, retirement, purchase or acquisition dividends on all outstanding shares of Series A Convertible Preferred Stock for all past quarterly dividend periods shall have been paid or declared and sufficient funds set apart for the payment thereof.

     b. Conversion. The Series A Convertible Preferred Stock shall be convertible into Common Stock of the Corporation, without the payment of any additional consideration by the holder thereof and at the option of the holder thereof, at any time at a conversion price (the "Conversion Price") equal to $1.25 per common share, subject to readjustment as provided herein below. The right to convert any shares of Series A Convertible Preferred Stock called for redemption shall expire at the close of business on the fifth (5th) day prior to the redemption date thereof.

     The holder of a share or shares of Series A Convertible Preferred Stock may exercise the conversion rights by delivering to the Corporation during regular business hours, at the office of the transfer agent of the Corporation for the Series A Convertible Preferred Stock, and if no transfer agent has been appointed then at the principal office of the Corporation, or at such other places as may be designated by the Corporation, the certificate or certificates for the shares to be converted, duly endorsed or assigned in blank or to the Corporation (if required by it), accompanied in any event by written notice stating that the holder elects to convert such shares and stating the name or names (with address) in which the certificate or certificates for Common Stock are to be issued. Conversion shall be deemed to have been effected on the date when such delivery is made, and such date is referred to herein as the "Conversion Date". As promptly as practicable thereafter the Corporation shall issue and deliver to or upon the written order of such holder, at such office or other place designated by the Corporation, a certificate or certificates for the number of full shares of Common Stock to which he is entitled and a check in respect of any fraction of shares provided below. The person in whose name the certificate or certificates for Common Stock are to be issued shall be deemed to have become a holder of Common Stock of record on the Conversion Date unless the transfer books of the Corporation are closed on that date, in which event he shall be deemed to have become a holder of Common Stock of Record on the next succeeding date on which the transfer books are open, but the conversion rate shall be that in effect on the Conversion Date.

     The issuance of Common Stock on conversion of Series A Convertible Preferred Stock shall be without charge to the converting holder of Series A Convertible Preferred Stock for any fee, expense or tax in respect of the issuance therefore but the Corporation shall not be required to pay any fee, expense or tax which may be payable with respect of any transfer involved in the issuance and delivery of shares in any name other than that of the holder of record on the books of the Corporation of the shares of Series A Convertible Preferred Stock converted, and the Corporation shall not, in any such case, be required to issue or deliver any certificate for shares of Common Stock unless and until the person requesting the issuance thereof shall have paid to the Corporation the amount of such fee, expense or tax or shall have established to the satisfaction of the Corporation that such fee, expense or tax has been paid.

     The Conversion Price and the number of shares of Common Stock deliverable upon conversion of each share of Series A Convertible Preferred Stock shall be subject to adjustment from time to time upon the happening of certain events as follows:

          i. Merger, Sale of Assets, Consolidation. If the Corporation at any time shall consolidate with or merge into or sell or convey all or substantially all its assets to any other entity, the Series A Convertible Preferred Stock shall thereafter evidence the right to be converted into capital stock in such number and kind of securities and property as would have been issuable or distributable on account of such consolidation, merger, sale or conveyance upon or with respect to the securities subject to the conversion or purchase right immediately prior to such consolidation, merger, sale or conveyance. The foregoing provision shall similarly apply to successive transactions of a similar nature by any such successor or purchaser. Without limiting the generality of the foregoing, the anti-dilution provisions of the Series A Convertible Preferred Stock shall apply to such securities of such successor or purchaser after any such consolidation, merger, sale or conveyance.

          ii. Reclassification. If the Corporation at any time shall, by subdivision, combination reclassification of securities or otherwise, change any of the securities then purchasable upon the exercise of the conversion right associated with the Series A Convertible Preferred Stock into the same or a different number of securities of any class or classes, the Series A Convertible Preferred Stock shall thereafter evidence the right to purchase such number and kind of securities as would have been issuable as the result of such change with respect to the securities which were subject to the conversion right immediately prior to such subdivision, combination, reclassification or other change. If shares of Common Stock are subdivided or combined into a greater or smaller number of shares of Common Stock, the Conversion Price shall be proportionately reduced in case of a subdivision of shares, or proportionately increased in the case of a combination of shares, both cases by the ratio which the total number of shares of Common Stock outstanding immediately prior to such event.

          iii. Share Issuance. If the Corporation at any time shall issue and sell or otherwise distribute any shares of Common Stock (otherwise than as provided in subparagraph (ii) above) and except for shares issued pursuant to outstanding convertible debentures of the Corporation or to qualified and non-qualified employee stock options, at a price per share less than the Conversion Price in effect at the time of such issue, or without consideration, then, and thereafter successively upon each such issue, the Conversion Price shall be adjusted as follows: the number of shares of Common Stock outstanding immediately prior to such issue shall be multiplied by the Conversion Price in effect at the time of such issue and there shall be added to the product so obtained the aggregate consideration, if any, received by the Corporation upon such issue of additional shares of Common Stock. The sum so obtained shall be divided by the number of shares of Common Stock outstanding immediately after such issue, and the resulting quotient shall be the Adjusted Conversion Price. The Adjusted Conversion Price shall in all cases be computed to the nearest even cent. The number of shares of Common Stock purchasable upon exercise of the Series A Convertible Preferred Stock shall be adjusted as follows: the number of shares originally specified herein shall be multiplied by the Conversion Price originally specified herein, and the resulting product shall be divided by the Adjusted Conversion Price determined as provided above in this subparagraph (iii). The resulting quotient shall be the adjusted number of shares purchasable hereunder and shall be computed to the nearest 1/100th of one share. For the purposes of this subparagraph
     (iii), the following provisions shall be applicable:

             (a) In the case of the issuance of additional shares of Common Stock for cash, the consideration received by the Corporation therefor shall be deemed to be the cash proceeds received by the Corporation for such shares before deducting any commissions or other expenses paid or incurred by the Corporation for any underwriting of, or otherwise in connection with, the issuance of such shares.

             (b) In case of the issuance of additional shares of Common Stock for a consideration other than cash or a consideration a part of which shall be other than cash, the amount of the consideration other than cash received by the Corporation for such shares shall be deemed to be the value of such consideration as determined reasonably and in good faith by the Board of Directors of the Corporation.

             (c) In case of the issuance by the Corporation of (i) any other security that is convertible into shares of Common Stock of the Corporation, (ii) any rights or options to purchase Common Stock of the Corporation, the Corporation shall be deemed to have issued the maximum number of shares of Common Stock into which such convertible security may be converted, and the maximum number of shares of Common Stock deliverable upon the exercise of such rights or options, for the consideration received by the Corporation for such convertible security or for such rights or options (plus the amount of any underwriting discount), as the case may be, and before deducting therefrom any expenses or commissions incurred or paid by the Corporation for any underwriting of, or otherwise in connection with, the issuance of such convertible security or rights or options, plus (i) any considerations or payment to be received by the Corporation in connection with such conversion and (ii) the minimum consideration to be received by the Corporation for the Common Stock issuable upon the exercise of such rights or options. No further adjustment of the Conversion Price shall be made as a result of the actual issuance of the shares of Common Stock of the Corporation upon conversion of any convertible security or exercise of any rights or options referred to in this clause (c) except that on the exercise of the right to convert such convertible security or exercise of said right or option, or on termination or expiration of such rights, options or conversion rights, the Conversion Price hereunder will be readjusted to such as would have been obtained had the adjustment made upon the issuance of such convertible security or upon the issuance of such rights or options been made on the basis of (i) the number of shares of Common Stock actually issued upon the conversion of such convertible security or upon the exercise of such rights or options, and (ii) the consideration actually received by the Corporation upon such conversion or exercise; provided that no such readjustment shall affect conversions previously made.

             (d) For purposes hereof, any additional shares of Common Stock issued as a stock dividend shall be deemed to have been issued for no consideration.

             (e) The number of shares of Common Stock at any time outstanding shall exclude all shares then owned or held by or for the account of the Corporation.

             (f) Shares reserved as of the date hereof for issue upon the exercise of outstanding stock options, warrants and rights shall be deemed to be issued at a price per share equal to the Conversion Price or Adjusted Conversion Price in effect at the date of issue.

     Whenever any adjustment is required in the number of shares into which each share of the Series A Convertible Preferred Stock is convertible, the Corporation shall forthwith file at the office or agency maintained for the purpose for conversion of the Series A Convertible Preferred Stock a statement describing in reasonable detail the adjustment and the method of calculation used.

     The Corporation shall at all times keep available for issue and delivery the full number of shares of stock or other securities into which all outstanding shares of Series A Convertible Preferred Stock are convertible.

     No certificate for a fraction of a share shall be issued upon any conversion, but in lieu of any fractional share that would otherwise be required to be issued in accordance with the foregoing provisions, the Corporation shall make a cash payment for any such fractional share interest upon the basis of the Conversion Price then in effect.

     c. Voting. The holders of shares of Series A Convertible Preferred Stock shall be entitled to notice of any stockholders' meeting and to vote upon matters submitted to shareholders for a vote, in the same manner and with the same effect as the holders of shares of Common Stock, voting together with the holders of Common Stock as a single class. Holders of Series A Convertible Preferred Stock shall have that number of votes equal to the number of shares of Common Stock into which such preferred stock is convertible, as adjusted from time to time pursuant to paragraph (b) above.

     So long as any shares of the Series A Convertible Preferred Stock are outstanding, the Corporation shall not, without the affirmative vote or written consent of the holders of at least two thirds of the aggregate number of shares at the time outstanding of the Series A Convertible Preferred Stock:

          i. authorize, create or increase any class of capital stock ranking prior to the Series A Convertible Preferred Stock as to dividends or upon liquidation, dissolution or winding-up; or

          ii. alter or change any of the powers, preferences or special rights given to the Series A Convertible Preferred Stock so as to affect the same adversely.

     d. Redemption. The Corporation may, at the option of the Board of Directors, redeem all or any part of the outstanding Series A Convertible Preferred Stock at the redemption price of $5.00 per share' plus accrued unpaid dividends, if any, provided that notice of redemption is sent by certified mail to the holders of record of the Series A Convertible Preferred Stock to be redeemed at least forty-five, but not more than ninety days prior to the date of redemption specified in such notice, addressed to each such holder at his address as it appears in the records of the Corporation. On or after the redemption date each holder of shares of Series A Convertible Preferred Stock to be redeemed shall present and surrender his certificate or certificates for such shares to the Corporation at the place designated in such notice and thereupon the redemption price of such shares shall be paid to or on the order of the person whose name appears on such certificate or certificates as the owner thereof and each surrendered certificate shall be canceled. In case less than all of the shares represented by any such certificates are redeemed, a new certificate shall be issued representing the unredeemed shares. From and after the redemption date (unless default shall be made by the Corporation in the payment of the redemption price) all dividends on the shares of Series A Convertible Preferred Stock designated for redemption in such notice shall cease to accrue, and all rights of the holders thereof as stockholders of the Corporation, except the right to receive the redemption price thereof upon the surrender of the certificates representing the same, without interest, shall cease and terminate and such shares shall not thereafter be transferred (except with the consent of the Corporation) on the books of the Corporation, and such shares shall not be deemed to be outstanding for any purpose whatsoever.

     In case of the redemption of a part only of the Series A Convertible Preferred Stock, the shares of such series to be redeemed shall be selected pro rata or by lot or in such other manner as the Board of Directors may determine. The Board of Directors shall have full power and authority to prescribe the manner in which and subject to the provisions and limitations herein contained, the terms and conditions upon which such stock shall be redeemed from time to time.

     e. No Sinking Fund. The shares of the Series A Convertible Preferred Stock shall not be entitled to benefit of any sinking or purchase fund to be applied to the redemption or purchase of such stock.

     f. Liquidation. In the event of any voluntary or involuntary liquidation, dissolution or winding-up of the Corporation, holders of Series A Convertible Preferred Stock shall be entitled to be paid out of the assets of the Corporation available for distribution to its stockholders before any payment shall be made in respect of any class or series of stock which shall rank subordinate thereto as to assets the fixed sum of $5.00 for each share of Series A Convertible Preferred Stock held by them plus accrued and unpaid dividends, if any, thereon.

     If upon any voluntary or involuntary liquidation, dissolution or winding-up of the Corporation, the assets of the Corporation available for distribution to its Series A Convertible Preferred Stock holders shall be insufficient to pay the holders of Series A Convertible Preferred Stock the full amount to which they are entitled hereunder, the holders of Series A Convertible Preferred Stock shall share ratably in any distribution of assets according to the respective amounts which would be payable in respect of the shares of Series A Convertible Preferred Stock held by them upon such distribution if all amounts payable on or with respect to such stock were paid in full. If upon any voluntary or involuntary liquidation, dissolution or winding-up of the Corporation, payments shall have been made to the holders of the Series A Convertible Preferred Stock of the full amount to which they shall respectively be entitled hereunder, such holders shall not be entitled to any further participation in the distribution of the remaining assets of the Corporation available for distribution to its stockholders.

     Neither the merger or consolidation of the Corporation into or with another corporation nor the merger or consolidation of any other corporation into or with the Corporation, nor the sale, transfer or lease of all or substantially all of the assets of the Corporation, shall be deemed to be a voluntary or involuntary liquidation, dissolution or winding-up of the Corporation.

     g. Redeemed Shares. Shares of the Series A Convertible Preferred Stock redeemed or purchased by the Corporation or surrendered to the Corporation on the conversion thereof into shares of Common Stock as hereinabove provided shall upon appropriate filing and recording to the extent required by law, have the status of authorized and unissued shares of Series A Convertible Preferred Stock.

     4.3.3 SERIES AA CONVERTIBLE PREFERRED STOCK

     Two Hundred Thousand (200,000) shares of the authorized Preferred Stock are hereby designated Series AA Convertible Preferred Stock ("Series AA Convertible Preferred Stock"), to be issued from time to time as the Board of Directors may determine, and shall have the following, preferences, rights and limitations in addition to those applicable generally to the preferred stock of the
Corporation:

     a. Priority. The Series AA Convertible Preferred Stock shall have a priority ranking superior to the Common Stock of the Corporation, subordinate to the Series A Convertible Preferred Stock of the Corporation, with respect to payment of dividends and upon dissolution, liquidation and winding-up of the Corporation.

     b. Dividends. Holders of shares of Series AA Convertible Preferred Stock shall be entitled to receive, when declared by the Board of Directors, out of funds and assets of the Corporation legally available therefore, an annual dividend (calculated on the $6.00 per share liquidation preference of each share of Series AA Convertible Preferred Stock) of eleven (11%) percent per annum, payable quarterly on the dividend payment dates, hereby fixed as the 20th day of March, June, September and December, to stockholders of record on the respective record dates, not exceeding fifty days preceding such quarterly dividend payment dates, fixed for that purpose by the Board of Directors. Dividends on the Series AA Convertible Preferred Stock shall be paid in cash. Dividends on each share of the Series AA Convertible Preferred Stock shall accrue and be cumulative from the date of issue and shall be appropriately prorated with respect to the period between such date of issue and the first dividend payment date. Accumulations of dividends shall not bear interest.

     So long as any shares of Series AA Convertible Preferred Stock are outstanding, the Corporation shall not declare and pay or set apart for payment any dividends or make any other distribution on the Common Stock and shall not redeem, retire, purchase or otherwise acquire, any shares of common stock or preferred stock, unless at the time of making such declaration, payment, distribution, redemption, retirement, purchase or acquisition dividends on all outstanding shares of Series AA Convertible Preferred Stock for all past quarterly dividend periods shall have been paid or declared and sufficient funds set apart for the payment thereof.

     c. Conversion. The Series AA Convertible Preferred Stock shall be convertible into Common Stock of the Corporation, without the payment of any additional consideration by the holder thereof and at the option of the holder thereof, at any time at a conversion price (the "Conversion Price") determined by dividing the $6.00 per share liquidation preference of the Series AA Convertible Preferred Stock by 4, resulting in a Conversion Price equal to $1.50 per common share, subject to readjustment as provided herein below. The right to convert any shares of Series AA Convertible Preferred Stock called for redemption shall expire at the close of business on the fifth (5th) day prior to the redemption date thereof.

     The holder of a share or shares of Series AA Convertible Preferred Stock may exercise the conversion rights by delivering to the Corporation during the regular business hours, at the office of the transfer agent of the Corporation for the Series AA Convertible Preferred Stock, and if no transfer agent has been appointed then at the principal office of the Corporation, or at such other places as may be designated by the Corporation, the certificate or certificates for the shares to be converted, duly endorsed or assigned in blank or to the Corporation (if required by it), accompanied in any event by written notice stating that the holder elects to convert such shares and stating the name or names (with address) in which the certificate or certificates for Common delivery is made, and such date is referred to herein as the "Conversion Date". As promptly as practicable thereafter the Corporation shall issue and deliver to or upon the written order of such holder, at such office or other place designated by the Corporation, a certificate or certificates for the number of full shares of Common Stock to which he is entitled and a check in respect of any fraction of shares provided below. The Person in whose name the certificate or certificates for Common Stock are to be issued shall be deemed to have become a holder of Common Stock of record on the Conversion Date unless the transfer books of the Corporation are closed on that date, in which event he shall be deemed to have become a holder of Common Stock of Record on the next succeeding date on which the transfer books are open, but the conversion rate shall be that in effect on the Conversion Date.

     The issuance of Common Stock on conversion of Series AA Convertible Preferred Stock shall be without charge to the converting holder of Series AA Convertible Preferred Stock for any fee, expense or tax in respect of the issuance therefore, but the Corporation shall not be required to pay any fee, expense or tax which may be payable with respect of any transfer involved in the issuance and delivery of shares in any name other than that of the holder of record on the books of the Corporation of the shares of Series AA Convertible Preferred Stock converted, and the Corporation shall not, in any such case, be required to issue or deliver any certificate for shares of Common Stock unless and until the person requesting the issuance thereof shall have paid to the Corporation the amount of such fee, expense or tax or shall have established to the satisfaction of the Corporation that such fee, expense or tax has been paid.

     The Conversion Price and the number of shares of Common Stock deliverable upon conversion of each share of Series AA Convertible Preferred Stock shall be subject to adjustment from time to time upon the happening of certain events as follows:

          i. Merger, Sale of Assets, Consolidation. If the Corporation at any time shall consolidate with or merge into or sell or convey all or substantially all its assets to any other entity, the Series AA Convertible Preferred Stock shall thereafter evidence the right to be converted into capital stock in such number and kind of securities and property as would have been issuable or distributable on account of such consolidation, merger, sale or conveyance upon or with respect to the securities subject to the conversion or purchase right immediately prior to such consolidation, merger, sale or conveyance. The foregoing provision shall similarly apply to successive transactions of a similar nature by any such successor or purchaser. Without limiting the generality of the foregoing, the anti-dilution provisions of the Series AA Convertible Preferred Stock shall apply to such securities of such successor or purchaser after any such consolidation, merger, sale or conveyance.

          ii. Reclassification. If the Corporation at any time shall, by subdivision, combination reclassification of securities or otherwise, change any of the securities then purchasable upon the exercise of the conversion right associated with the Series AA Convertible Preferred Stock into the same or a different number of securities of any class or classes, the Series AA Convertible Preferred Stock shall thereafter evidence the right to purchase such number and kind of securities as would have been issuable as the result of such change with respect to the securities which were subject to the conversion right immediately prior to such subdivision, combination, reclassification or other change. If shares of Common Stock are subdivided or combines into a greater or smaller number of shares of Common Stock, the Conversion Price shall be proportionately reduced in case of a subdivision of shares or proportionately increased in the case of a combination of shares, both cases by the ratio which the total number of shares of Common Stock to be outstanding immediately after such event bears to the total number of shares of Common Stock outstanding immediately prior to such event.

     Whenever any adjustment is required in the number of shares into which each share of the Series AA Convertible Preferred Stock is convertible, the Corporation shall forthwith file at the office or agency maintained for the purpose for conversion of the Series AA Convertible Preferred Stock a statement describing in reasonable detail the adjustment and the method of calculation used.

     The Corporation shall at all times keep available for issue and delivery the full number of shares of Common Stock into which all outstanding shares of Series AA Convertible Preferred Stock are convertible.

     No certificate for a fraction of a share shall be issued upon any conversion, but in lieu of any fractional share that would otherwise be required to be issued in accordance with the foregoing provisions, the Corporation shall make a cash payment for any such fractional share interest upon the basis of the Conversion Price then in effect.

     d. Voting. The holders of shares of Series AA Convertible Preferred Stock shall be entitled to notice of any stockholders' meeting and to vote upon matters submitted to shareholders for a vote, in the same manner and with the same effect as the holders of shares of Common Stock, voting together with the holders of Common Stock as a single call. Holders of Series AA Convertible Preferred Stock shall have that number of votes equal to the number of shares of Common Stock into which such preferred stock is convertible, as adjusted from time to time pursuant to paragraph (b) above.

     So long as any shares of the Series AA Convertible Preferred Stock are outstanding, the Corporation shall not, without the affirmative vote or written consent of the holders of at least two thirds of the aggregate number of shares at the time outstanding of the Series AA Convertible Preferred Stock:

           i. authorize, create or increase any class of capital stock ranking prior the Series AA Convertible Preferred Stock as to dividends or upon liquidation, dissolution or winding-up;

          ii. alter or change any of the powers, preferences or special rights given to the Series AA Convertible Preferred Stock so as to affect the same adversely.

     e. Redemption. The Corporation may, at the option of the Board of Directors, redeem all or any part of the outstanding Series AA Convertible Preferred Stock at any time after the fifth (5th) anniversary of the date of issuance of the shares to be redeemed, at the redemption price of $6.00 per share, plus accrued unpaid dividends, if any, provided that notice of redemption is sent by certified mail to the holders of record of the Series AA Convertible Preferred Stock to be redeemed at least forty-five, but not more than ninety days prior to the date of redemption specified in such notice, addressed to each such holder at his address as it appears in the records of the Corporation. On or after the redemption date each holder of shares of Series AA Convertible Preferred Stock to be redeemed shall present and surrender his certificate or certificates for such shares to the Corporation at the place designated in such notice and thereupon the redemption price of such shares shall be paid to or on the order of the person whose name appears on such certificate or certificates as the owner thereof and each surrendered certificate shall be canceled. In case less than all of the shares represented by any such certificates are redeemed, a new certificate shall be issued representing the unredeemed shares. From and after the redemption date (unless default shall be made by the Corporation in the payment of the redemption price) all dividends on the shares of Series AA Convertible Preferred Stock designated for redemption in such notice shall cease to accrue, and all rights of the holders thereof as stockholders of the Corporation, except the right to receive the redemption price thereof upon the surrender of the certificates representing the same, without interest, shall cease and terminate and such shares shall not thereafter be transferred (except with the consent of the Corporation) on the books of the Corporation, and such shares shall not be deemed to be outstanding for any purpose whatsoever.

     In case of the redemption of a part only of the Series AA Convertible Preferred Stock, the shares of such series to be redeemed shall be selected pro rata or by lot or in such other manner as the Board of Directors may determine. The Board of Directors shall have full power and authority to prescribe the manner in which and subject to the provisions and limitations herein contained, the terms and conditions upon which such stock shall be redeemed from time to time.

     f. No Sinking Fund. The shares of the Series AA Convertible Preferred Stock shall not be entitled to benefit of any sinking or purchase fund to be applied to the redemption or purchase of such stock.

     g. Liquidation. In the event of any voluntary or involuntary liquidation, dissolution or winding-up of the Corporation, holders of Series AA Convertible Preferred Stock shall be entitled to be paid out of the assets of the Corporation available for distribution to its stockholders before any payment shall be made in respect of any class or series of stock which shall rank subordinate thereto as to assets the fixed sum of $6.00 for each share of Series AA Convertible Preferred Stock held by them plus accrued and unpaid dividends, if any, thereon.

     If upon any voluntary or involuntary liquidation, dissolution or winding-up of the Corporation, the assets of the Corporation available for distribution to its Series AA Convertible Preferred Stock holders shall be insufficient to pay the holders of Series AA Convertible Preferred Stock the full amount to which they are entitled hereunder, the holders of Series AA Convertible Preferred Stock shall share ratably in any distribution of assets according to the respective amounts which would be payable in respect of the shares of Series AA Convertible Preferred Stock held by them upon such distribution if all amounts payable on or with respect to such stock were paid in full. If upon any voluntary or involuntary liquidation, dissolution or winding-up of the Corporation payments shall have been made to the holders of the Series AA Convertible Preferred Stock of the full amount to which they shall respectively be entitled hereunder, such holders shall not be entitled to any further participation in the distribution of the remaining assets of the Corporation available for distribution to its stockholders.

     Neither the merger or consolidation of the Corporation into or with another corporation nor the merger or consolidation of any other corporation into or with the Corporation, nor the sale, transfer or lease of all or substantially all of the assets of the Corporation, shall be deemed to be a voluntary or involuntary liquidation, dissolution or winding-up of the Corporation.

     h. Redeemed Shares. Shares of the Series AA Convertible Preferred Stock redeemed or purchased by the Corporation or surrendered to the Corporation on the conversion thereof into shares of Common Stock as hereinabove provided shall, upon appropriate filing and recording to the extent required by law, have the status of authorized and unissued shares of Series AA Convertible Preferred Stock.

                                   ARTICLE 5

                                  INCORPORATOR

     The name and mailing address of the incorporator (the "INCORPORATOR") are The Corporation Trust Company, 1209 Orange Street, Wilmington, Delaware 19801. The powers of the Incorporator shall terminate upon the filing of this Certificate of Incorporation.

                                   ARTICLE 6

                               BOARD OF DIRECTORS

  6.1. INITIAL DIRECTORS; NUMBER; ELECTION

     The following persons, having the following mailing addresses, shall serve as the directors of the Corporation until the first annual meeting of the stockholders of the Corporation or until their successors are elected and qualified:

NAME                                      MAILING ADDRESS
----                                      ---------------
Jed J. Burnham.......................  4585 Mclntyre Street
                                       Golden, Colorado 80403
John K. Coors........................  4585 Mclntyre Street
                                       Golden, Colorado 80403
Joseph Coors, Jr.....................  4585 Mclntyre Street
                                       Golden, Colorado 80403
John Markle..........................  4585 Mclntyre Street
                                       Golden, Colorado 80403
Norman E. Miller.....................  4585 Mclntyre Street
                                       Golden, Colorado 80403
Gerritt J. Wolfaardt.................  4585 Mclntyre Street
                                       Golden, Colorado 80403

     The number of directors of the Corporation shall be such number as from time to time shall be fixed by, or in the manner provided in, the bylaws of the Corporation. Unless and except to the extent that the bylaws of the Corporation shall otherwise require, the election of directors of the Corporation need not be by written ballot. Except as otherwise provided in this Certificate of Incorporation, each director of the Corporation shall be entitled to one vote per director on all matters voted or acted upon by the Board of Directors.

  6.2. MANAGEMENT OF BUSINESS AND AFFAIRS OF THE CORPORATION

     The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors.

  6.3. LIMITATION OF LIABILITY

     No director of the Corporation shall be liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, provided that this provision shall not eliminate or limit the liability of a director (a) for any breach of the director's duty of loyalty to the Corporation or its stockholders; (b) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; (c) under Section 174 of the Delaware General Corporation Law; or (d) for any transaction from which the director derived an improper personal benefit. Any repeal or modification of this ARTICLE 6.3 shall be prospective only and shall not adversely affect any right or protection of, or any limitation of the liability of, a director of the Corporation existing at, or arising out of facts or incidents occurring prior to, the effective date of such repeal or modification.

                                   ARTICLE 7.

               BUSINESS COMBINATIONS WITH INTERESTED STOCKHOLDERS

     The Corporation by this provision hereby elects to be governed by Section 203 of the Delaware General Corporation law; provided, however, that pursuant to paragraph (b)(7) of such Section 203, any business combination (as defined in such Section 203) between the Corporation and ACX Technologies, Inc. or its affiliates shall not be subject to the restrictions imposed by such Section 203.

                                   ARTICLE 8.

                           COMPROMISE OR ARRANGEMENTS

     Whenever a compromise or arrangement is proposed between the Corporation and its creditors or any class of them and/or between the Corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of the Corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for the Corporation under the provisions of
Section 291 of Title 8 of the Delaware Code or on the application of trustees in dissolution or of any receiver or receivers appointed for the Corporation under the provisions of Section 279 of Title 8 of the Delaware Code order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of the Corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of the Corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of the Corporation as a consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of the Corporation, as the case may be, and also on the Corporation.

                                   ARTICLE 9.

                              AMENDMENT OF BYLAWS

     In furtherance and not in limitation of the powers conferred by the Delaware General Corporation Law, the Board of Directors of the Corporation is expressly authorized and empowered to adopt, amend and repeal the bylaws of the Corporation.

                                  ARTICLE 10.

           RESERVATION OF RIGHT TO AMEND CERTIFICATE OF INCORPORATION

     The Corporation reserves the right at any time, and from time to time, to amend, alter, change, or repeal any provision contained in this Certificate of Incorporation, and other provisions authorized by the laws of the State of Delaware at the time in force may be added or inserted, in the manner now or hereafter prescribed by law; and all rights, preferences, and privileges of any nature conferred upon stockholders, directors, or any other persons by and pursuant to this Certificate of Incorporation in its present form or as hereafter amended are granted subject to the rights reserved in this ARTICLE 10.

     IN WITNESS WHEREOF, the undersigned, being the Incorporator hereinabove named, for the purpose of forming a corporation pursuant to the Delaware General Corporation Law, hereby certifies that the facts hereinabove stated are truly set forth, and accordingly executes this Certificate of Incorporation this
     day of                ,   .

                                            [               ]
                                            Incorporator

                                            By:
                                              ----------------------------------

                                                                       EXHIBIT C

                             GOLDEN GENESIS COMPANY

                                     BYLAWS

                                    ADOPTED

                                     AS OF

                                           , 1998

                               TABLE OF CONTENTS

                                                                  PAGE
                                                                  ----
1.  OFFICES.....................................................    1
    1.1. Registered Office......................................    1
    1.2. Other Offices..........................................    1
2.  MEETINGS OF STOCKHOLDERS....................................    1
    2.1. Place of Meetings......................................    1
    2.2. Annual Meetings........................................    1
    2.3. Special Meetings.......................................    2
    2.4. Notice of Meetings.....................................    2
    2.5. Waivers of Notice......................................    2
    2.6. Business at Special Meetings...........................    2
    2.7. List of Stockholders...................................    3
    2.8. Quorum at Meetings.....................................    3
    2.9. Voting and Proxies.....................................    3
    2.10. Required Vote.........................................    4
    2.11. Action Without a Meeting..............................    4
3.  DIRECTORS...................................................    5
    3.1. Powers.................................................    5
    3.2. Number and Election....................................    5
    3.3. Nomination of Directors................................    5
    3.4. Vacancies..............................................    5
    3.5. Meetings...............................................    6
    3.5.1. Regular Meetings.....................................    6
    3.5.2. Special Meetings.....................................    6
    3.5.3. Telephone Meetings...................................    6
    3.5.4. Action Without Meeting...............................    6
    3.5.5. Waiver of Notice of Meeting..........................    7
    3.6. Quorum and Vote at Meetings............................    7
    3.7. Committees of Directors................................    7
    3.8. Compensation of Directors..............................    8
4.  OFFICERS....................................................    8
    4.1. Positions..............................................    8
    4.2. Chairman of the Board..................................    8
    4.3. President..............................................    9
    4.4. Vice President.........................................    9
    4.5. Secretary..............................................    9
    4.6. Assistant Secretary....................................    9
    4.7. Treasurer..............................................   10
    4.8. Assistant Treasurer....................................   10
    4.9. Divisional Officers....................................   10
    4.10. Term of Office........................................   10
    4.11. Compensation..........................................   11
    4.12. Fidelity Bonds........................................   11
5.  CAPITAL STOCK...............................................   11
    5.1. Certificates of Stock; Uncertificated Shares...........   11
    5.2. Lost Certificates......................................   11
    5.3. Record Date............................................   12
    5.3.1. Actions by Stockholders..............................   12

                                       (i)

                                                                  PAGE
                                                                  ----
    5.3.2. Payments.............................................   13
    5.4. Stockholders of Record.................................   13
    5.5. Transfer Agent and Registrar...........................   13
6.  INDEMNIFICATION; INSURANCE..................................   13
    6.1. Authorization of Indemnification.......................   13
    6.2. Right of Claimant to Bring Action Against the
    Corporation.................................................   14
    6.3. Non-exclusivity........................................   15
    6.4. Survival of Indemnification............................   15
    6.5. Insurance..............................................   16
7.  GENERAL PROVISIONS..........................................   16
    7.1. Inspection of Books and Records........................   16
    7.2. Voting of Securities by the Corporation................   16
    7.3. Dividends..............................................   17
    7.4. Reserves...............................................   17
    7.5. Execution of Instruments...............................   17
    7.6. Fiscal Year............................................   17
    7.7. Seal...................................................   17

                                      (ii)

                                                                       EXHIBIT C

                                     BYLAWS
                                       OF
                             GOLDEN GENESIS COMPANY

1. OFFICES

  1.1. REGISTERED OFFICE

     The initial registered office of the Corporation shall be 1209 Orange Street, Wilmington, Delaware 19801, County of New Castle, and the name of the registered agent shall be The Corporation Trust Company.

  1.2. OTHER OFFICES

     The Corporation may also have offices at such other places, both within and without the State of Delaware, as the Board of Directors may from time to time determine or as may be necessary or useful in connection with the business of the Corporation.

2. MEETINGS OF STOCKHOLDERS

  2.1. PLACE OF MEETINGS

     All meetings of the stockholders shall be held at such place as may be fixed from time to time by the Board of Directors, the Chairman of the Board or the President.

  2.2. ANNUAL MEETINGS

     The Corporation shall hold annual meetings of stockholders, on such date and at such time as shall be designated from time to time by the Board of Directors, the Chairman of the Board or the President, at which stockholders shall elect a Board of Directors and transact such other business as may properly be brought before the meeting.

  2.3. SPECIAL MEETINGS

     Special meetings of the stockholders, for any purpose or purposes, unless otherwise prescribed by statute, may be called by the Board of Directors, the Chairman of the Board or the President.

  2.4. NOTICE OF MEETINGS

     Notice of any meeting of stockholders, stating the place, date and hour of the meeting, and (if it is a special meeting) the purpose or purposes for which the meeting is called, shall be given to each stockholder entitled to vote at such meeting not less than ten nor more than sixty days before the date of the meeting (except to the extent that such notice is waived or is not required as provided in the General Corporation Law of the State of Delaware (the "DELAWARE GENERAL CORPORATION LAW") or these Bylaws). Such notice shall be given in accordance with, and shall be deemed effective as set forth in, Section 222 (or any successor section) of the Delaware General Corporation Law.

  2.5. WAIVERS OF NOTICE

     Whenever the giving of any notice is required by statute, the Certificate of Incorporation or these Bylaws, a waiver thereof, in writing and delivered to the Corporation, signed by the person or persons entitled to said notice, whether before or after the event as to which such notice is required, shall be deemed equivalent to notice. Attendance of a stockholder at a meeting shall constitute a waiver of notice (1) of such meeting, except when the stockholder at the beginning of the meeting objects to holding the meeting or transacting business at the meeting, and (2) (if it is a special meeting) of consideration of a particular matter at the meeting that is not within the purpose or purposes described in the meeting notice, unless the stockholder objects to considering the matter at the beginning of the meeting.

  2.6. BUSINESS AT SPECIAL MEETINGS

     Business transacted at any special meeting of stockholders shall be limited to the purposes stated in the notice (except to the extent that such notice is waived or is not required as provided in the Delaware General Corporation Law or these Bylaws).

  2.7. LIST OF STOCKHOLDERS

     After the record date for a meeting of stockholders has been fixed, at least ten days before such meeting, the officer who has charge of the stock ledger of the Corporation shall make a list of all stockholders entitled to vote at the meeting, arranged in alphabetical order and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten days prior to the meeting, either at a place in the city where the meeting is to be held, which place is to be specified in the notice of the meeting, or at the place where the meeting is to be held. Such list shall also, for the duration of the meeting, be produced and kept open to the examination of any stockholder who is present at the time and place of the meeting.

  2.8. QUORUM AT MEETINGS

     Stockholders may take action on a matter at a meeting only if a quorum exists with respect to that matter. Except as otherwise provided by statute or by the Certificate of Incorporation, the holders of a majority of the shares entitled to vote at the meeting, and who are present in person or represented by proxy, shall constitute a quorum at all meetings of the stockholders for the transaction of business. Where a separate vote by a class or classes is required, a majority of the outstanding shares of such class or classes, present in person or represented by proxy, shall constitute a quorum entitled to take action with respect to that vote on that matter. Once a share is represented for any purpose at a meeting (other than solely to object (1) to holding the meeting or transacting business at the meeting, or (2) (if it is a special meeting) to consideration of a particular matter at the meeting that is not within the purpose or purposes described in the meeting notice), it is deemed present for quorum purposes for the remainder of the meeting and for any adjournment of that meeting unless a new record date is or must be set for the adjourned meeting. The holders of a majority of the voting shares represented at a meeting, whether or not a quorum is present, may adjourn such meeting from time to time.

  2.9. VOTING AND PROXIES

     Unless otherwise provided in the Delaware General Corporation Law or in the Corporation's Certificate of Incorporation, and subject to the other provisions of these Bylaws, each stockholder shall be entitled to one vote on each matter, in person or by proxy, for each share of the Corporation's capital stock that has voting power and that is held by such stockholder. No proxy shall be voted or acted upon after three years from its date, unless the proxy provides for a longer period. A duly executed appointment of proxy shall be irrevocable if the appointment form states that it is irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power.

  2.10. REQUIRED VOTE

     When a quorum is present at any meeting of stockholders, all matters shall be determined, adopted and approved by the affirmative vote (which need not be by ballot) of the holders of a majority of the shares present in person or represented by proxy at the meeting and entitled to vote with respect to the matter, unless the proposed action is one upon which, by express provision of statutes or of the Certificate of Incorporation, a different vote is specified and required, in which case such express provision shall govern and control with respect to that vote on that matter. Where a separate vote by a class or classes is required, the affirmative vote of the holders of a majority of the shares of such class or classes present in person or represented by proxy at the meeting shall be the act of such class. Notwithstanding the foregoing, directors shall be elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors.

  2.11. ACTION WITHOUT A MEETING

     Any action required or permitted to be taken at a stockholders' meeting may be taken without a meeting, without prior notice and without a vote, if the action is taken by persons who would be entitled to vote at a meeting and who hold shares having voting power equal to not less than the minimum number of votes that would be necessary to authorize or take the action at a meeting at which all shares entitled to vote were present and voted. The action must be evidenced by one or more written consents describing the action taken, signed by the stockholders entitled to take action without a meeting, and delivered to the Corporation in the manner prescribed by the Delaware General Corporation Law for inclusion in the minute book. No consent shall be effective to take the corporate action specified unless the number of consents required to take such action are delivered to the Corporation within sixty days of the delivery of the earliest-dated consent. Written notice of the action taken shall be given in accordance with the Delaware General Corporation Law to all stockholders who do not participate in taking the action who would have been entitled to notice if such action had been taken at a meeting having a record date on the date that written consents signed by a sufficient number of holders to take the action were delivered to the Corporation.

3. DIRECTORS

  3.1. POWERS

     The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors, which may exercise all such powers of the Corporation and do all such lawful acts and things, subject to any limitation set forth in the Certificate of Incorporation or as otherwise may be provided in the Delaware General Corporation Law.

  3.2. NUMBER AND ELECTION

     The number of directors which shall constitute the whole board shall not be fewer than three nor more than nine persons. Within the limits above specified, the number of directors shall be determined from time to time by resolution of the Board of Directors.

  3.3. NOMINATION OF DIRECTORS

     The Board of Directors shall nominate candidates to stand for election as directors; and other candidates also may be nominated by any Corporation stockholder, provided such other nomination(s) are submitted in writing to the Secretary of the Corporation no later than 90 days prior to the meeting of stockholders at which such directors are to be elected, together with the identity of the nominator and the number of shares of the Corporation's stock owned, directly or indirectly, by the nominator. The directors shall be elected at the annual meeting of the stockholders, except as provided in SECTION 3.4 hereof, and each director elected shall hold office until such director's successor is elected and qualified or until the director's earlier death, resignation or removal. Directors need not be stockholders.

  3.4. VACANCIES

     Vacancies and newly created directorships resulting from any increase in the authorized number of directors elected by all of the stockholders having the right to vote as a single class may be filled by the affirmative vote of a majority of the directors then in office, although fewer than a quorum, or by a sole remaining director. Whenever the holders of any class or classes of stock or series thereof are entitled to elect one or more directors by the provisions of the Certificate of Incorporation, vacancies and newly created directorships of such class or classes or series may be filled by the affirmative vote of a majority of the directors elected by such class or classes or series thereof then in office, or by a sole remaining director so elected. Each director so chosen shall hold office until the next election of directors of the class to which such director was appointed, and until such director's successor is elected and qualified, or until the director's earlier death, resignation or removal. In the event that one or more directors resign from the Board, effective at a future date, a majority of the directors then in office, including those who have so resigned, shall have power to fill such vacancy or vacancies, the vote thereon to take effect when such resignation or resignations shall become effective, and each director so chosen shall hold office until the next election of directors, and until such director's successor is elected and qualified, or until the director's earlier death, resignation or removal.

  3.5. MEETINGS

     3.5.1. REGULAR MEETINGS

     Regular meetings of the Board of Directors may be held without notice at such time and at such place as shall from time to time be determined by the Board of Directors.

     3.5.2. SPECIAL MEETINGS

     Special meetings of the Board may be called by the Chairman of the Board or President on one day's notice to each director, either personally or by telephone, express delivery service (so that the scheduled delivery date of the notice is at least one day in advance of the meeting), telegram or facsimile transmission, and on five days' notice by mail (effective upon deposit of such notice in the mail). The notice need not describe the purpose of a special meeting.

     3.5.3. TELEPHONE MEETINGS

     Members of the Board of Directors may participate in a meeting of the board by any communication by means of which all participating directors can simultaneously hear each other during the meeting. A director participating in a meeting by this means is deemed to be present in person at the meeting.

     3.5.4. ACTION WITHOUT MEETING

     Any action required or permitted to be taken at any meeting of the Board of Directors may be taken without a meeting if the action is taken by all members of the Board. The action must be evidenced by one or more written consents describing the action taken, signed by each director, and delivered to the Corporation for inclusion in the minute book.

     3.5.5. WAIVER OF NOTICE OF MEETING

     A director may waive any notice required by statute, the Certificate of Incorporation or these Bylaws before or after the date and time stated in the notice. Except as set forth below, the waiver must be in writing, signed by the director entitled to the notice, and delivered to the Corporation for inclusion in the minute book. Notwithstanding the foregoing, a director's attendance at or participation in a meeting waives any required notice to the director of the meeting unless the director at the beginning of the meeting objects to holding the meeting or transacting business at the meeting and does not thereafter vote for or assent to action taken at the meeting.

  3.6. QUORUM AND VOTE AT MEETINGS

     At all meetings of the board, a quorum of the Board of Directors consists of a majority of the total number of directors prescribed pursuant to SECTION
3.2 of these Bylaws. The vote of a majority of the directors present at any meeting at which there is a quorum shall be the act of the Board of Directors, except as may be otherwise specifically provided by statute or by the Certificate of Incorporation or by these Bylaws.

  3.7. COMMITTEES OF DIRECTORS

     The Board of Directors may designate one or more committees, each committee to consist of one or more directors. The Board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. If a member of a committee shall be absent from any meeting, or disqualified from voting thereat, the remaining member or members present and not disqualified from voting, whether or not such member or members constitute a quorum, may, by unanimous vote, appoint another member of the Board of Directors to act at the meeting in the place of such absent or disqualified member. Any such committee, to the extent provided in the resolution of the Board of Directors, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers which may require it; but no such committee shall have the power or authority in reference to approving or adopting, or recommending to the stockholders, any action or matter expressly required by the Delaware General Corporation Law to be submitted to stockholders for approval or adopting, amending or repealing any bylaw of the Corporation; and unless the resolution designating the committee, these bylaws or the Certificate of Incorporation expressly so provide, no such committee shall have the power or authority to declare a dividend, to authorize the issuance of stock, or to adopt a certificate of ownership and merger pursuant to Section 253 of the Delaware General Corporation Law. Such committee or committees shall have such name or names as may be determined from time to time by resolution adopted by the Board of Directors. Each committee shall keep regular minutes of its meetings and report the same to the Board of Directors, when required. Unless otherwise specified in the Board resolution appointing the Committee, all provisions of the Delaware General Corporation Law and these Bylaws relating to meetings, action without meetings, notice (and waiver thereof), and quorum and voting requirements of the Board of Directors apply, as well, to such committees and their members.

  3.8. COMPENSATION OF DIRECTORS

     The Board of Directors shall have the authority to fix the compensation of directors. No such payment shall preclude any director from serving the Corporation in any other capacity and receiving compensation therefor.

4. OFFICERS

  4.1. POSITIONS

     The officers of the Corporation shall be a Chairman of the Board, a President, a Secretary and a Treasurer, and such other officers as the Board of Directors (or an officer authorized by the Board of Directors) from time to time may appoint, including one or more Vice Presidents, Assistant Secretaries and Assistant Treasurers. Each such officer shall exercise such powers and perform such duties as shall be set forth below and such other powers and duties as from time to time may be specified by the Board of Directors or by any officer(s) authorized by the Board of Directors to prescribe the duties of such other officers. Any number of offices may be held by the same person, except that in no event shall the President and the Secretary be the same person. Each of the Chairman of the Board, President, and/or any Vice President may execute bonds, mortgages and other documents under the seal of the Corporation, except where required or permitted by law to be otherwise executed and except where the execution thereof shall be expressly delegated by the Board of Directors to some other officer or agent of the Corporation.

  4.2. CHAIRMAN OF THE BOARD

     The Chairman of the Board shall (when present) preside at all meetings of the Board of Directors and stockholders, and shall ensure that all orders and resolutions of the Board of Directors and stockholders are carried into effect. The Chairman of the Board may execute bonds, mortgages and other contracts, under the seal of the Corporation, if required, except where required or permitted by law to be otherwise signed and executed and except where the signing and execution thereof shall be expressly delegated by the Board of Directors to some other officer or agent of the Corporation.

  4.3. PRESIDENT

     The President shall be the chief executive officer of the Corporation and shall have full responsibility and authority for management of the day-to-day operations of the Corporation, subject to the authority of the Board of Directors and Chairman of the Board. The President may execute bonds, mortgages and other contracts, under the seal of the Corporation, if required, except where required or permitted by law to be otherwise signed and executed and except where the signing and execution thereof shall be expressly delegated by the Board of Directors to some other officer or agent of the Corporation.

  4.4. VICE PRESIDENT

     In the absence of the President or in the event of the President's inability or refusal to act, the Vice President (or in the event there be more than one Vice President, the Vice Presidents in the order designated, or in the absence of any designation, then in the order of their election) shall perform the duties of the President, and when so acting shall have all the powers of, and be subject to all the restrictions upon, the President.

  4.5. SECRETARY

     The Secretary shall have responsibility for preparation of minutes of meetings of the Board of Directors and of the stockholders and for authenticating records of the Corporation. The Secretary shall give, or cause to be given, notice of all meetings of the stockholders and special meetings of the Board of Directors. The Secretary or an Assistant Secretary may also attest all instruments signed by any other officer of the Corporation.

  4.6. ASSISTANT SECRETARY

     The Assistant Secretary, or if there be more than one, the Assistant Secretaries in the order determined by the Board of Directors (or if there shall have been no such determination, then in the order of their election), shall, in the absence of the Secretary or in the event of the Secretary's inability or refusal to act, perform the duties and exercise the powers of the Secretary.

  4.7. TREASURER

     The Treasurer shall have responsibility for the custody of the corporate funds and securities and shall see to it that full and accurate accounts of receipts and disbursements are kept in books belonging to the Corporation. The Treasurer shall render to the Chairman of the Board, the President, and the Board of Directors, upon request, an account of all financial transactions and of the financial condition of the Corporation.

  4.8. ASSISTANT TREASURER

     The Assistant Treasurer, or if there shall be more than one, the Assistant Treasurers in the order determined by the Board of Directors (or if there shall have been no such determination, then in the order of their election), shall, in the absence of the Treasurer or in the event of the Treasurer's inability or refusal to act, perform the duties and exercise the powers of the Treasurer.

  4.9. DIVISIONAL OFFICERS

     The Board of Directors may from time to time establish and abolish one or more operating divisions of the Corporation. The Board of Directors may appoint a President of any such division who shall, subject to the direction of the Board of Directors, the Chairman of the Board and the President of the Corporation, supervise and control the business of such division and all officers, agents, and employees of the corporation whose principal duties are in connection with the business of such division. The Board of Directors may also appoint one or more Vice Presidents, a Secretary, a Treasurer, and one or more Assistant Secretaries or Treasurers of any such division, who shall hold their offices for such terms and exercise such powers and perform such duties as shall be determined by the Board of Directors or by the President of such division. Persons so appointed by the Board of Directors as President, Vice President, Treasurer, Secretary, Assistant Secretary or Assistant Treasurer of a division need not also be officers of the Corporation.

  4.10. TERM OF OFFICE

     The officers of the Corporation shall hold office until their successors are chosen and qualify or until their earlier resignation or removal. Any officer may resign at any time upon written notice to the Corporation. Any officer elected or appointed by the Board of Directors may be removed at any time, with or without cause, by the affirmative vote of a majority of the Board of Directors.

  4.11. COMPENSATION

     The compensation of officers of the Corporation shall be fixed by the Board of Directors or by any officer(s) authorized by the Board of Directors to prescribe the compensation of such other officers.

  4.12. FIDELITY BONDS

     The Corporation may secure the fidelity of any or all of its officers or agents by bond or otherwise.

5. CAPITAL STOCK

  5.1. CERTIFICATES OF STOCK; UNCERTIFICATED SHARES

     The shares of the Corporation shall be represented by certificates, provided that the Board of Directors may provide by resolution that some or all of any or all classes or series of the Corporation's stock shall be uncertificated shares. Any such resolution shall not apply to shares represented by a certificate until such certificate is surrendered to the Corporation. Notwithstanding the adoption of such a resolution by the Board of Directors, every holder of stock represented by certificates, and upon request every holder of uncertificated shares, shall be entitled to have a certificate (representing the number of shares registered in certificate form) signed in the name of the Corporation by the Chairman of the Board, President or any Vice President, and by the Treasurer, Secretary or any Assistant Treasurer or Assistant Secretary of the Corporation. Any or all the signatures on the certificate may be facsimile. In case any officer, transfer agent or registrar whose signature or facsimile signature appears on a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if such person were such officer, transfer agent or registrar at the date of issue.

  5.2. LOST CERTIFICATES

     The Board of Directors, Chairman of the Board, President or Secretary may direct a new certificate of stock to be issued in place of any certificate theretofore issued by the Corporation and alleged to have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming that the certificate of stock has been lost, stolen or destroyed. When authorizing such issuance of a new certificate, the board or any such officer may, as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed certificate or certificates, or such owner's legal representative, to advertise the same in such manner as the board or such officer shall require and/or to give the Corporation a bond or indemnity, in such sum or on such terms and conditions as the board or such officer may direct, as indemnity against any claim that may be made against the Corporation on account of the certificate alleged to have been lost, stolen or destroyed or on account of the issuance of such new certificate or uncertificated shares.

  5.3. RECORD DATE

     5.3.1. ACTIONS BY STOCKHOLDERS

     In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall not be more than sixty days nor less than ten days before the date of such meeting. If no record date is fixed by the Board of Directors, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting, unless the Board of Directors fixes a new record date for the adjourned meeting.

     In order that the Corporation may determine the stockholders entitled to consent to corporate action in writing without a meeting, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall not be more than ten days after the date upon which the resolution fixing the record date is adopted by the Board of Directors. If no record date has been fixed by the Board of Directors, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting, when no prior action by the Board of Directors is required by the Delaware General Corporation Law, shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the Corporation in the manner prescribed by Section 213(b) of the Delaware General Corporation Law. If no record date has been fixed by the Board of Directors and prior action by the Board of Directors is required by the Delaware General Corporation Law, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting shall be at the close of business on the day on which the Board of Directors adopts the resolution taking such prior action.

     5.3.2. PAYMENTS

     In order that the Corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than sixty days prior to such action. If no record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

  5.4. STOCKHOLDERS OF RECORD

     The Corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, to receive notifications, to vote as such owner, and to exercise all the rights and powers of an owner. The Corporation shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise may be provided by the Delaware General Corporation Law.

  5.5. TRANSFER AGENT AND REGISTRAR

     The Board of Directors may appoint one or more transfer clerks or one or more transfer agents and one or more registrars, and may require all certificates of stock to bear the signature or signatures of any of them.

6. INDEMNIFICATION; INSURANCE

  6.1. AUTHORIZATION OF INDEMNIFICATION

     Each person who was or is a party or is threatened to be made a party to or is involved in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative and whether by or in the right of the Corporation or otherwise (a "proceeding"), by reason of the fact that he or she, or a person of whom he or she is the legal representative, is or was a director or officer of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee, partner (limited or general) or agent of another corporation or of a partnership, joint venture, limited liability company, trust or other enterprise, including service with respect to an employee benefit plan, shall be (and shall be deemed to have a contractual right to be) indemnified and held harmless by the Corporation (and any successor to the Corporation by merger or otherwise) to the fullest extent authorized by, and subject to the conditions and (except as provided herein) procedures set forth in the Delaware General Corporation Law, as the same exists or may hereafter be amended (but any such amendment shall not be deemed to limit or prohibit the rights of indemnification hereunder for past acts or omissions of any such person insofar as such amendment limits or prohibits the indemnification rights that said law permitted the Corporation to provide prior to such amendment), against all expenses, liabilities and losses (including attorneys' fees, judgments, fines, ERISA taxes or penalties and amounts paid or to be paid in settlement) reasonably incurred or suffered by such person in connection therewith; provided, however, that the Corporation shall indemnify any such person seeking indemnification in connection with a proceeding (or part thereof) initiated by such person (except for a suit or action pursuant to
SECTION 6.2 hereof) only if such proceeding (or part thereof) was authorized by the Board of Directors of the Corporation. Persons who are not directors or officers of the Corporation and are not so serving at the request of the Corporation may be similarly indemnified in respect of such service to the extent authorized at any time by the Board of Directors of the Corporation. The indemnification conferred in this SECTION 6.1 also shall include the right to be paid by the Corporation (and such successor) the expenses (including attorneys' fees) incurred in the defense of or other involvement in any such proceeding in advance of its final disposition; provided, however, that, if and to the extent the Delaware General Corporation Law requires, the payment of such expenses (including attorneys' fees) incurred by a director or officer in advance of the final disposition of a proceeding shall be made only upon delivery to the Corporation of an undertaking by or on behalf of such director or officer to repay all amounts so paid in advance if it shall ultimately be determined that such director or officer is not entitled to be indemnified under this SECTION
6.1 or otherwise; and provided further, that, such expenses incurred by other employees and agents may be so paid in advance upon such terms and conditions, if any, as the Board of Directors deems appropriate.

6.2. RIGHT OF CLAIMANT TO BRING ACTION AGAINST THE CORPORATION

     If a claim under SECTION 6.1 is not paid in full by the Corporation within sixty days after a written claim has been received by the Corporation, the claimant may at any time thereafter bring an action against the Corporation to recover the unpaid amount of the claim and, if successful in whole or in part, the claimant shall be entitled to be paid also the expense of prosecuting such action. It shall be a defense to any such action (other than an action brought to enforce a claim for expenses incurred in connection with any proceeding in advance of its final disposition where the required undertaking, if any is required, has been tendered to the Corporation) that the claimant has not met the standards of conduct which make it permissible under the Delaware General Corporation Law for the Corporation to indemnify the claimant for the amount claimed or is otherwise not entitled to indemnification under SECTION 6.1, but the burden of proving such defense shall be on the Corporation. The failure of the Corporation (in the manner provided under the Delaware General Corporation
Law) to have made a determination prior to or after the commencement of such action that indemnification of the claimant is proper in the circumstances because he or she has met the applicable standard of conduct set forth in the Delaware General Corporation Law shall not be a defense to the action or create a presumption that the claimant has not met the applicable standard of conduct. Unless otherwise specified in an agreement with the claimant, an actual determination by the Corporation (in the manner provided under the Delaware General Corporation Law) after the commencement of such action that the claimant has not met such applicable standard of conduct shall not be a defense to the action, but shall create a presumption that the claimant has not met the applicable standard of conduct.

  6.3. NON-EXCLUSIVITY

     The rights to indemnification and advance payment of expenses provided by
SECTION 6.1 hereof shall not be deemed exclusive of any other rights to which those seeking indemnification and advance payment of expenses may be entitled under any by-law, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his or her official capacity and as to action in another capacity while holding such office.

  6.4. SURVIVAL OF INDEMNIFICATION

     The indemnification and advance payment of expenses and rights thereto provided by, or granted pursuant to, SECTION 6.1 hereof shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a director, officer, employee, partner or agent and shall inure to the benefit of the personal representatives, heirs, executors and administrators of such person.

  6.5. INSURANCE

     The Corporation shall have power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee, partner (limited or general) or agent of another corporation or of a partnership, joint venture, limited liability company, trust or other enterprise, against any liability asserted against such person or incurred by such person in any such capacity, or arising out of such person's status as such, and related expenses, whether or not the Corporation would have the power to indemnify such person against such liability under the provisions of the Delaware General Corporation Law.

7. GENERAL PROVISIONS

  7.1. INSPECTION OF BOOKS AND RECORDS

     Any stockholder, in person or by attorney or other agent, shall, upon written demand under oath stating the purpose thereof, have the right during the usual hours for business to inspect for any proper purpose the Corporation's stock ledger, a list of its stockholders, and its other books and records, and to make copies or extracts therefrom. A proper purpose shall mean a purpose reasonably related to such person's interest as a stockholder. In every instance where an attorney or other agent shall be the person who seeks the right to inspection, the demand under oath shall be accompanied by a power of attorney or such other writing which authorizes the attorney or other agent to so act on behalf of the stockholder. The demand under oath shall be directed to the Corporation at its registered office or at its principal place of business.

  7.2. VOTING OF SECURITIES BY THE CORPORATION

     Unless otherwise ordered by the Board of Directors, the Chairman of the Board, the president or any Vice President of the Corporation shall have full power and authority on behalf of the Corporation to vote (and to execute proxies, written consents and other instruments with respect to) any securities and interests in other corporations and entities owned or held by the Corporation and to represent the Corporation as such at any meeting of the holders of such securities or interests and, at any such meeting, shall possess and may exercise (whether in person or by proxy given by such officer to any other person) any and all rights and powers incident to the ownership of such securities, which as the owner thereof the Corporation might have possessed and exercised, if present. The Board of Directors by resolution from time to time may confer like powers upon any other person or persons.

  7.3. DIVIDENDS

     The Board of Directors may declare dividends upon the capital stock of the Corporation, subject to the provisions of the Certificate of Incorporation and the laws of the State of Delaware.

  7.4. RESERVES

     The directors of the Corporation may set apart, out of the funds of the Corporation available for dividends, a reserve or reserves for any proper purpose and may abolish any such reserve.

  7.5. EXECUTION OF INSTRUMENTS

     All checks, drafts or other orders for the payment of money, and promissory notes of the Corporation shall be signed by such officer or officers or such other person or persons as the Board of Directors may from time to time designate.

  7.6. FISCAL YEAR

     The fiscal year of the Corporation shall be fixed by resolution of the Board of Directors.

  7.7. SEAL

     The corporate seal shall be in such form as the Board of Directors shall approve. The seal may be used by causing it or a facsimile thereof to be impressed or affixed or otherwise reproduced.

                                   * * * * *

     The foregoing Bylaws were adopted by the Board of Directors on
  .

                                            ------------------------------------
                                            Secretary

                                                                       EXHIBIT D

                                PHOTOCOMM, INC.
                                     D/B/A
                             GOLDEN GENESIS COMPANY

                      1998 STOCK OPTION AND INCENTIVE PLAN

                               TABLE OF CONTENTS

                                                                   PAGE
                                                                   ----
1.  PURPOSE......................................................
 2.  DEFINITIONS.................................................
 3.  ADMINISTRATION OF THE PLAN..................................
       3.1.  Board...............................................
       3.2.  Committee...........................................
       3.3.  Discretionary Grants................................
       3.4.  Grants to Outside Directors.........................
       3.5.  No Liability........................................
       3.6.  Applicability of Rule 16b-3.........................
 4.  STOCK SUBJECT TO THE PLAN...................................
 5.  EFFECTIVE DATE AND TERM OF THE PLAN.........................
       5.1.  Effective Date......................................
       5.2.  Term................................................
 6.  OPTION GRANTS...............................................
       6.1.  Company or Subsidiary Employees.....................
       6.2.  Successive Grants...................................
 7.  GRANTS TO OUTSIDE DIRECTORS.................................
       7.1.  Initial Grants of Options...........................
       7.2.  Subsequent Grants of Options........................
 8.  LIMITATIONS ON GRANTS.......................................
       8.1.  Limitation on Shares of Stock Subject to Grants.....
       8.2.  Limitations on Incentive Stock Options..............
 9.  AWARD AGREEMENT.............................................
10.  OPTION PRICE................................................
11.  VESTING, TERM AND EXERCISE OF OPTIONS.......................
       11.1.  Vesting and Option Period..........................
       11.2.  Term...............................................
       11.3.  Acceleration.......................................
       11.4.  Termination of Employment or Other Relationship....
       11.5.  Rights in the Event of Death.......................
       11.6.  Rights in the Event of Disability..................
       11.7.  Limitations on Exercise of Option..................
       11.8.  Method of Exercise.................................
       11.9.  Delivery of Stock Certificates.....................
12.  TRANSFERABILITY OF OPTIONS..................................
       12.1.  General Rule.......................................
       12.2.  Family Transfers...................................
13.  RESTRICTED STOCK............................................
       13.1.  Grant of Restricted Stock or Restricted Stock
          Units..................................................
       13.2.  Restrictions.......................................
       13.3.  Restricted Stock Certificates......................
       13.4.  Rights of Holders of Restricted Stock..............
       13.5.  Rights of Holders of Restricted Stock Units........
       13.6.  Termination of Employment or Other Relationship....
       13.7.  Rights in the Event of Death.......................

                                       (i)

                                                                   PAGE
                                                                   ----
       13.8.  Rights in the Event of Disability..................
       13.9.  Delivery of Stock and Payment Therefor.............
14.  PARACHUTE LIMITATIONS.......................................
15.  REQUIREMENTS OF LAW.........................................
       15.1.  General............................................
       15.2.  Rule 16b-3.........................................
16.  AMENDMENT AND TERMINATION OF THE PLAN.......................
17.  EFFECT OF CHANGES IN CAPITALIZATION.........................
       17.1.  Changes in Stock...................................
       17.2.  Reorganization in Which the Company Is the
             Surviving Entity and in Which No Change of Control
             Occurs..............................................
       17.3.  Reorganization, Sale of Assets or Sale of Stock
             Which Involves a Change of Control..................
       17.4.  Adjustments........................................
       17.5.  No Limitations on Company..........................
18.  DISCLAIMER OF RIGHTS........................................
19.  NONEXCLUSIVITY OF THE PLAN..................................
20.  WITHHOLDING TAXES...........................................
21.  CAPTIONS....................................................
22.  OTHER PROVISIONS............................................
23.  NUMBER AND GENDER...........................................
24.  SEVERABILITY................................................
25.  POOLING.....................................................
26.  GOVERNING LAW...............................................

                                      (ii)

                                                                       EXHIBIT D

                                PHOTOCOMM, INC.
                          D/B/A GOLDEN GENESIS COMPANY

                      1998 STOCK OPTION AND INCENTIVE PLAN

     Photocomm, Inc., an Arizona corporation d/b/a Golden Genesis Company that expects to reincorporate as a Delaware corporation upon stockholder approval at its 1998 annual meeting (the "Company"), sets forth herein the terms of its 1998 Stock Option and Incentive Plan (the "Plan") as follows:

1. PURPOSE

     The Plan is intended to enhance the Company's ability to attract and retain highly qualified officers, key employees, outside directors and other persons, and to motivate such officers, key employees, outside directors and other persons to serve the Company and its affiliates (as defined herein) and to expend maximum effort to improve the business results and earnings of the Company, by providing to such officers, key employees, outside directors and other persons an opportunity to acquire or increase a direct proprietary interest in the operations and future success of the Company. To this end, the Plan provides for the grant of stock options, restricted stock and restricted stock units in accordance with the terms hereof. Stock options granted under the Plan may be non-qualified stock options or incentive stock options, as provided herein, except that stock options granted to outside directors shall in all cases be non-qualified stock options.

2. DEFINITIONS

     For purposes of interpreting the Plan and related documents (including Award Agreements), the following definitions shall apply:

     2.1 "affiliate" of, or person "affiliated" with, a person means any company or other trade or business that controls, is controlled by or is under common control with such person within the meaning of Rule 405 of Regulation C under the Securities Act.

     2.2 "Award Agreement" means the stock option agreement, restricted stock agreement, restricted stock unit agreement or other written agreement between the Company and a Grantee that evidences and sets out the terms and conditions of a Grant.

     2.3 "Benefit Arrangement" shall have the meaning set forth in Section 14 hereof.

     2.4  "Board" means the Board of Directors of the Company.

     2.5 "Change of Control" means (i) the dissolution or liquidation of the Company or a merger, consolidation, or reorganization of the Company with one or more other entities in which the Company is not the surviving entity, (ii) a sale of substantially all of the assets of the Company to another entity, or
(iii) any transaction (including without limitation a merger or reorganization in which the Company is the surviving entity) which results in any person or entity (other than persons who are stockholders or affiliates of the Company at the time the Plan is approved by the Company's stockholders) owning 50% or more of the combined voting power of all classes of stock of the Company.

     2.6 "Code" means the Internal Revenue Code of 1986, as now in effect or as hereafter amended.

     2.7 "Committee" means a committee of, and designated from time to time by resolution of, the Board, which shall consist of no fewer than two members of the Board, none of whom shall be an officer or other salaried employee of the Company or any affiliate of the Company.

     2.8  "Company" means Photocomm, Inc. d/b/a Golden Genesis Company.

     2.9  "Effective Date" means             , 1998, the date on which the Plan
was adopted by the Board.

     2.10 "Exchange Act" means the Securities Exchange Act of 1934, as now in effect or as hereafter amended.

     2.11 "Fair Market Value" means the value of a share of Stock, determined as follows: if on the Grant Date or other determination date the Stock is listed on an established national or regional stock exchange, is admitted to quotation on the NASDAQ National Market, or is publicly traded on an established securities market, the Fair Market Value of a share of Stock shall be the closing price of the Stock on such exchange or in such market (the highest such closing price if there is more than one such exchange or market) on the Grant Date or such other determination date (or if there is no such reported closing price, the Fair Market Value shall be the mean between the highest bid and lowest asked prices or between the high and low sale prices on such trading day) or, if no sale of Stock is reported for such trading day, on the next preceding day on which any sale shall have been reported. If the Stock is not listed on such an exchange, quoted on such system or traded on such a market, Fair Market Value shall be the value of the Stock as determined by the Board in good faith.

     2.12 "Grant" means an award of an Option, Restricted Stock or Restricted Stock Units under the Plan.

     2.13 "Grant Date" means, (a) for Grants other than Grants to Outside Directors pursuant to SECTION 7 hereof, as determined by the Board or authorized Committee, (i) the date as of which the Board or such Committee approves a Grant, (ii) the date on which the recipient of a Grant first becomes eligible to receive a Grant under SECTION 6 hereof, or (iii) such other date as may be specified by the Board or such Committee, and (b) for Grants to Outside Directors pursuant to SECTION 7 hereof, the date on which such Grant is made in accordance with SECTION 7 hereof.

     2.14 "Grantee" means a person who receives or holds an Option, Restricted Stock or Restricted Stock Unit under the Plan.

     2.15 "Immediate Family Members" means the spouse, children and grandchildren of the Grantee.

     2.16 "Incentive Stock Option" means an "incentive stock option" within the meaning of Section 422 of the Code, or the corresponding provision of any subsequently enacted tax statute, as amended from time to time.

     2.17 "Option" means an option to purchase one or more shares of Stock pursuant to the Plan.

     2.18 "Option Period" means the period during which Options may be exercised as set forth in SECTION 11 hereof.

     2.19 "Option Price" means the purchase price for each share of Stock subject to an Option.

     2.20 "Other Agreement" shall have the meaning set forth in SECTION 14 hereof.

     2.21 "Outside Director" means a member of the Board who is not an officer or employee of the Company.

     2.22  "Plan" means this Photocomm, Inc. 1998 Stock Option and Incentive
Plan.

     2.23 "Reporting Person" means a person who is required to file reports under Section 16(a) of the Exchange Act.

     2.24 "Restricted Period" means the period during which Restricted Stock or Restricted Stock Units are subject to restrictions or conditions pursuant to
SECTION 13.2 hereof.

     2.25 "Restricted Stock" means shares of Stock, awarded to a Grantee pursuant to SECTION 13 hereof, that are subject to restrictions and to a risk of forfeiture.

     2.26  "Restricted Stock Unit" means a unit awarded to a Grantee pursuant to
SECTION 13 hereof, which represents a conditional right to receive a share of Stock in the future, and which is subject to restrictions and to a risk of forfeiture.

     2.27 "Securities Act" means the Securities Act of 1933, as now in effect or as hereafter amended.

     2.28 "Service Provider" means a consultant or adviser to the Company, a manager of the Company's properties or affairs, or other similar service provider or affiliate of the Company, and employees of any of the foregoing, as such persons may be designated from time to time by the Board pursuant to
SECTION 6 hereof.

     2.29 "Stock" means the common stock, par value $0.10 per share, of the Company.

     2.30 "Subsidiary" means any "subsidiary corporation" of the Company within the meaning of Section 424(f) of the Code.

     2.30 "Termination Date" shall be the date upon which an Option shall terminate or expire, as set forth in SECTION 11.2 hereof.

3. ADMINISTRATION OF THE PLAN

  3.1. BOARD.

     The Board shall have such powers and authorities related to the administration of the Plan as are consistent with the Company's certificate of incorporation and by-laws and applicable law. The Board shall have full power and authority to take all actions and to make all determinations required or provided for under the Plan, any Grant or any Award Agreement, and shall have full power and authority to take all such other actions and make all such other determinations not inconsistent with the specific terms and provisions of the Plan that the Board deems to be necessary or appropriate to the administration of the Plan, any Grant or any Award Agreement. All such actions and determinations shall be by the affirmative vote of a majority of the members of the Board present at a meeting or by unanimous consent of the Board executed in writing in accordance with the Company's certificate of incorporation and by-laws and applicable law. The interpretation and construction by the Board of any provision of the Plan, any Grant or any Award Agreement shall be final and conclusive. As permitted by law, the Board may delegate its authority under the Plan to a member of the Board of Directors or an executive officer of the Company.

  3.2. COMMITTEE.

     The Board from time to time may delegate to a Committee such powers and authorities related to the administration and implementation of the Plan, as set forth in SECTION 3.1 above and in other applicable provisions, as the Board shall determine, consistent with the certificate of incorporation and by-laws of the Company and applicable law. In the event that the Plan, any Grant or any Award Agreement entered into hereunder provides for any action to be taken by or determination to be made by the Board, such action may be taken by or such determination may be made by the Committee if the power and authority to do so has been delegated to the Committee by the Board as provided for in this Section. Unless otherwise expressly determined by the Board, any such action or determination by the Committee shall be final, binding and conclusive. As permitted by law, the Committee may delegate the authority delegated to it under the Plan to a member of the Board of Directors or an executive officer of the Company.

  3.3. DISCRETIONARY GRANTS.

     Subject to the other terms and conditions of the Plan, the Board shall have full and final authority (i) to designate Grantees, (ii) to determine the type or types of Grant to be made to a Grantee, (iii) to determine the number of shares of Stock to be subject to a Grant, (iv) to establish the terms and conditions of each Grant (including, but not limited to, the exercise price of any Option, the nature and duration of any restriction or condition (or provision for lapse thereof) relating to the vesting, exercise, transfer, or forfeiture of a Grant or the shares of Stock subject thereto, and any terms or conditions that may be necessary to qualify Options as Incentive Stock Options),
(v) to prescribe the form of each Award Agreement evidencing a Grant, and (vi) to amend, modify, or supplement the terms of any outstanding Grant. Such authority specifically includes the authority, in order to effectuate the purposes of the Plan but without amending the Plan, to modify Grants to eligible individuals who are foreign nationals or are individuals who are employed outside the United States to recognize differences in local law, tax policy, or custom. As a condition to any subsequent Grant, the Board shall have the right, at its discretion, to require Grantees to return to the Company Grants

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

previously awarded under the Plan. Subject to the terms and conditions of the Plan, any such new Grant shall be upon such terms and conditions as are specified by the Board at the time the new Grant is made.

  3.4. GRANTS TO OUTSIDE DIRECTORS.

     With respect to Grants of Options to Outside Directors pursuant to SECTION 7 hereof, the Committee's responsibilities under the Plan shall be limited to taking all legal actions necessary to document the Options so granted, to interpret the Award Agreements evidencing such Options, to maintain appropriate records and reports regarding such Options, and to take all acts authorized by this Plan or otherwise reasonably necessary to effect the purposes hereof.

  3.5. NO LIABILITY.

     No member of the Board or of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Grant or Award Agreement.

  3.6. APPLICABILITY OF RULE 16B-3.

     Those provisions of the Plan that make express reference to Rule 16b-3 under the Exchange Act shall apply only to Reporting Persons.

4. STOCK SUBJECT TO THE PLAN

     Subject to adjustment as provided in SECTION 17 hereof, the number of shares of Stock available for issuance under the Plan shall be equal to the sum of all shares of Stock that are represented by awards granted under any prior plan of the Company for the grant of options to acquire Stock (the "Prior Plans"), which are forfeited, expire or are canceled without delivery of shares of Stock or which result in the forfeiture of shares of Stock back to the Company. Stock issued or to be issued under the Plan shall be authorized but unissued shares. If any shares covered by a Grant are not purchased or are forfeited, or if a Grant otherwise terminates without delivery of any Stock subject thereto, then the number of shares of Stock counted against the aggregate number of shares available under the Plan with respect to such Grant shall, to the extent of any such forfeiture or termination, again be available for making Grants under the Plan. The maximum number of shares of Stock that may be issued by Options intended to be Incentive Stock Options shall be 1,305,828 shares. No more than 20,000 Shares may be issued pursuant to awards of Restricted Stock or Restricted Stock Units.

5. EFFECTIVE DATE AND TERM OF THE PLAN

  5.1. EFFECTIVE DATE.

     The Plan shall be effective as of the Effective Date, subject to approval of the Plan within one year of the Effective Date, by a majority of the votes cast on the proposal at a meeting of stockholders, provided that the total votes cast represent a majority of all shares entitled to vote or by the written consent of the holders of a majority of the Company's shares entitled to vote. Upon approval of the Plan by the stockholders of the Company as set forth above, all Grants made under the Plan on or after the Effective Date shall be fully effective as if the stockholders of the Company had approved the Plan on the Effective Date. If the stockholders fail to approve the Plan within one year after the Effective Date, any Grants made hereunder shall be null and void and of no effect.

  5.2. TERM.

     The Plan has no termination date; however, no Incentive Stock Option may be granted under the Plan on or after the tenth anniversary of the Effective Date.

6. OPTION GRANTS

  6.1. COMPANY OR SUBSIDIARY EMPLOYEES.

     Grants (including Grants of Incentive Stock Options) may be made under the Plan to any employee of, or Service Provider or employee of a Service Provider providing, or who has provided, services to, the

Company or any Subsidiary, including any such employee who is an officer or director of the Company or of any Subsidiary, as the Board shall determine and designate from time to time.

  6.2. SUCCESSIVE GRANTS.

     An eligible person may receive more than one Grant, subject to such restrictions as are provided herein.

7. GRANTS TO OUTSIDE DIRECTORS

  7.1. INITIAL GRANTS OF OPTIONS.

     Each Outside Director who is initially elected to the Board on or after the Effective Date shall, upon the date of his or her initial election by the Board or the stockholders of the Company, automatically be awarded a Grant of an Option, which shall not be an Incentive Stock Option, to purchase 10,000 shares of Stock (which amount shall be subject to adjustment as provided in SECTION 17 hereof).

  7.2. SUBSEQUENT GRANTS OF OPTIONS.

     Immediately following each annual meeting of stockholders of the Company held after the Effective Date, each Outside Director then duly elected and serving (other than an Outside Director initially elected to the Board at such annual meeting of stockholders) shall automatically be awarded a Grant of an Option, which shall not be an Incentive Stock Option, to purchase 3,000 shares of Stock (which amount shall be subject to adjustment as provided in SECTION 17 hereof); provided, however, that no Outside Director shall be eligible to receive a Grant of Options under this SECTION 7.2 unless such person attended, in person or by telephone, at least seventy-five percent of the meetings held by the Board during the immediately preceding calendar year (or such portion thereof during which the Outside Director served on the Board).

8. LIMITATIONS ON GRANTS

  8.1. LIMITATION ON SHARES OF STOCK SUBJECT TO GRANTS.

     During any time when the Company has a class of equity security registered under Section 12 of the Exchange Act, no person eligible for a Grant under
SECTION 6 hereof may be awarded Options in any calendar year exercisable for greater than 250,000 shares of Stock (subject to adjustment as provided in SECTION 17 hereof). During any time when the Company has a class of equity security registered under Section 12 of the Exchange Act, the maximum number of shares of Restricted Stock that can be awarded under the Plan (including for this purpose any shares of Stock represented by Restricted Stock Units) to any person eligible for a Grant under SECTION 6 hereof is 500 per calendar year (subject to adjustment as provided in SECTION 17 hereof).

  8.2. LIMITATIONS ON INCENTIVE STOCK OPTIONS.

     An Option shall constitute an Incentive Stock Option only (i) if the Grantee of such Option is an employee of the Company or any Subsidiary of the Company; (ii) to the extent specifically provided in the related Award Agreement; and (iii) to the extent that the aggregate Fair Market Value (determined at the time the Option is granted) of the shares of Stock with respect to which all Incentive Stock Options held by such Grantee become exercisable for the first time during any calendar year (under the Plan and all other plans of the Grantee's employer and its affiliates) does not exceed $100,000. This limitation shall be applied by taking Options into account in the order in which they were granted.

9. AWARD AGREEMENT

     Each Grant pursuant to the Plan shall be evidenced by an Award Agreement, in such form or forms as the Board shall from time to time determine. Award Agreements granted from time to time or at the same time need not contain similar provisions but shall be consistent with the terms of the Plan. Each Award Agreement evidencing a Grant of Options shall specify whether such Options are intended to be non-qualified stock options or Incentive Stock Options, and in the absence of such specification such options shall be deemed non-qualified stock options.

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

10. OPTION PRICE

     The Option Price of each Option shall be fixed by the Board and stated in the Award Agreement evidencing such Option. The Option Price shall be the Fair Market Value on the Grant Date of a share of Stock; provided, however, that in the event that a Grantee would otherwise be ineligible to receive an Incentive Stock Option by reason of the provisions of Sections 422(b)(6) and 424(d) of the Code (relating to ownership of more than ten percent of the Company's outstanding Stock), the Option Price of an Option granted to such Grantee that is intended to be an Incentive Stock Option shall be not less than the greater of the par value or 110 percent of the Fair Market Value of a share of Stock on the Grant Date. In no case shall the Option Price of any Option be less than the par value of a share of Stock.

11. VESTING, TERM AND EXERCISE OF OPTIONS

  11.1. VESTING AND OPTION PERIOD.

     Subject to SECTIONS 11.2 and 17.3 hereof, each Option granted under the Plan, other than a grant to an Outside Director, shall become exercisable at such times and under such conditions as shall be determined by the Board and stated in the Award Agreement. Each Option granted under the Plan to an Outside Director pursuant to SECTION 7 hereof shall become exercisable in accordance with the following schedule: (i) prior to the first anniversary of the Grant Date, the Option shall not be exercisable; (ii) on the first anniversary of the Grant Date, the Option shall become exercisable with respect to one-third of the shares of Stock subject to such Option; (iii) on each of the next two anniversaries of the Grant Date, the Option shall become exercisable with respect to an additional one-third of the shares of Stock subject to such Option. For purposes of this SECTION 11.1, fractional numbers of shares of Stock subject to an Option shall be rounded down to the next nearest whole number. The period during which any Option shall be exercisable shall constitute the "Option Period" with respect to such Option.

  11.2. TERM.

     Each Option granted under the Plan shall terminate, and all rights to purchase shares of Stock thereunder shall cease, upon the expiration of ten years from the date such Option is granted, or, as to Options other than Options granted to Outside Directors pursuant to SECTION 7 hereof, under such circumstances and on such date prior thereto as is set forth in the Plan or as may be fixed by the Board and stated in the Award Agreement relating to such Option (the "Termination Date"); provided, however, that in the event that the Grantee would otherwise be ineligible to receive an Incentive Stock Option by reason of the provisions of Sections 422(b)(6) and 424(d) of the Code (relating to ownership of more than ten percent of the outstanding Stock), an Option granted to such Grantee that is intended to be an Incentive Stock Option shall not be exercisable after the expiration of five years from its Grant Date.

  11.3. ACCELERATION.

     Any limitation on the exercise of an Option contained in any Award Agreement may be rescinded, modified or waived by the Board, in its sole discretion, at any time and from time to time after the Grant Date of such Option, so as to accelerate the time at which the Option may be exercised. Notwithstanding any other provision of the Plan, no Option shall be exercisable in whole or in part prior to the date the Plan is approved by the stockholders of the Company as provided in SECTION 5.1 hereof.

  11.4. TERMINATION OF EMPLOYMENT OR OTHER RELATIONSHIP.

     Upon the termination of a Grantee's employment or other relationship with the Company other than by reason of death or "permanent and total disability" (within the meaning of Section 22(e)(3) of the Code), any Option or portion thereof held by such Grantee that has not vested in accordance with the provisions of SECTION 11.1 hereof shall terminate immediately, and any Option or portion thereof that has vested in accordance with the provisions of SECTION
11.1 hereof but has not been exercised shall terminate at the close of business on the 90th day following the Grantee's termination of employment or other relationship (or, if such 90th day is a Saturday, Sunday or holiday, at the close of business on the next preceding day that is not a Saturday, Sunday or holiday), unless, the Board, in its discretion, extends the period during which the Option

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

may be exercised (which period may not be extended beyond the original term of the Option). Notwithstanding the prior sentence, Options granted to Outside Directors pursuant to SECTION 7 hereof shall not terminate upon the termination of a Grantee's service as an Outside Director of the Company other than by reason of death or "permanent and total disability" but shall remain exercisable until the Termination Date, as set forth in SECTION 11.2 hereof unless earlier terminated pursuant to SECTIONS 11.5 or 11.6. Upon termination of an Option or portion thereof, the Grantee shall have no further right to purchase shares of Stock pursuant to such Option or portion thereof. Whether a leave of absence or leave on military or government service shall constitute a termination of employment or other relationship for purposes of the Plan shall be determined by the Board, which determination shall be final and conclusive. For purposes of the Plan, a termination of employment, service or other relationship shall not be deemed to occur if the Grantee is immediately thereafter employed with the Company or any other Service Provider, or is engaged as a Service Provider or an Outside Director of the Company. Whether a termination of a Service Provider's or an Outside Director's relationship with the Company shall have occurred shall be determined by the Committee, which determination shall be final and conclusive.

  11.5. RIGHTS IN THE EVENT OF DEATH.

     If a Grantee dies while employed by or providing services to the Company, all Options granted to such Grantee shall fully vest on the date of death, and the executors or administrators or legatees or distributees of such Grantee's estate shall have the right, at any time within one year after the date of such Grantee's death (or, as to Grantees other than Outside Directors, such longer period as the Board, in its discretion, may determine prior to the expiration of such one-year period) and prior to termination of the Option pursuant to SECTION
11.2 above, to exercise any Option held by such Grantee at the date of such Grantee's death.

  11.6. RIGHTS IN THE EVENT OF DISABILITY.

     If a Grantee's employment or other relationship with the Company is terminated by reason of the "permanent and total disability" (within the meaning of Section 22(e)(3) of the Code) of such Grantee, such Grantee's Options shall continue to vest, and shall be exercisable to the extent that they are vested, for a period of one year after such termination of employment or service (or, as to Grantees other than Outside Directors, such longer period as the Board, in its discretion, may determine prior to the expiration of such one-year period), subject to earlier termination of the Option as provided in SECTION 11.2 above. Whether a termination of employment or service is to be considered by reason of "permanent and total disability" for purposes of the Plan shall be determined by the Board, which determination shall be final and conclusive.

  11.7. LIMITATIONS ON EXERCISE OF OPTION.

     Notwithstanding any other provision of the Plan, in no event may any Option be exercised, in whole or in part, prior to the date the Plan is approved by the stockholders of the Company as provided herein, or after ten years following the date upon which the Option is granted, or after the occurrence of an event referred to in SECTION 17 hereof which results in termination of the Option.

  11.8. METHOD OF EXERCISE.

     An Option that is exercisable may be exercised by the Grantee's delivery to the Company of written notice of exercise on any business day, at the Company's principal office, addressed to the attention of the Board. Such notice shall specify the number of shares of Stock with respect to which the Option is being exercised and shall be accompanied by payment in full of the Option Price of the shares for which the Option is being exercised. The minimum number of shares of Stock with respect to which an Option may be exercised, in whole or in part, at any time shall be the lesser of (i) 100 shares or such lesser number set forth in the applicable Award Agreement and (ii) the maximum number of shares available for purchase under the Option at the time of exercise. Payment of the Option Price for the shares purchased pursuant to the exercise of an Option shall be made (i) in cash or in cash equivalents; (ii) through the tender to the Company of shares of Stock, which shares, if acquired from the Company, shall have been held for at least six months and which shall be valued, for purposes of determining the extent to which the Option Price has been paid thereby, at their Fair Market Value on the date of exercise; or (iii) by a combination of the methods described in (i) and (ii). The Board may provide (shall provide as to Outside Directors), by inclusion of appropriate language in an Award Agreement, that payment in full of the Option Price need not accompany the written notice of exercise provided that the notice of exercise directs that the certificate or certificates for the shares of Stock for which the Option is exercised be delivered to a licensed broker acceptable to the Company as the agent for the individual exercising the Option and, at the time such certificate or certificates are delivered, the broker tenders to the Company cash (or cash equivalents acceptable to the Company) equal to the Option Price for the shares of Stock purchased pursuant to the exercise of the Option plus the amount (if any) of federal and/or other taxes which the Company may in its judgment, be required to withhold with respect to the exercise of the Option. An attempt to exercise any Option granted hereunder other than as set forth above shall be invalid and of no force and effect. Unless otherwise stated in the applicable Award Agreement, an individual holding or exercising an Option shall have none of the rights of a stockholder (for example, the right to receive cash or dividend payments or distributions attributable to the subject shares of Stock or to direct the voting of the subject shares of Stock) until the shares of Stock covered thereby are fully paid and issued to such individual. Except as provided in SECTION 17 hereof, no adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date of such issuance.

  11.9. DELIVERY OF STOCK CERTIFICATES.

     Promptly after the exercise of an Option by a Grantee and the payment in full of the Option Price, such Grantee shall be entitled to the issuance of a stock certificate or certificates evidencing his or her ownership of the shares of Stock subject to the Option.

12. TRANSFERABILITY OF OPTIONS

  12.1. GENERAL RULE

     Except as provided in SECTION 12.2, during the lifetime of a Grantee, only the Grantee (or, in the event of legal incapacity or incompetency, the Grantee's guardian or legal representative) may exercise an Option. Except as provided in
SECTION 12.2, no Option shall be assignable or transferable by the Grantee to whom it is granted, other than by will or the laws of descent and distribution.

  12.2. FAMILY TRANSFERS.

     If authorized in the applicable Award Agreement, a Grantee may transfer all or part of an Option that is not an Incentive Stock Option to (i) any Immediate Family Member, (ii) a trust or trusts for the exclusive benefit of any Immediate Family Member, or (iii) a partnership in which Immediate Family Members are the only partners, provided that (x) there may be no consideration for any such transfer, and (y) subsequent transfers of transferred Options are prohibited except those in accordance with this SECTION 12.2 or by will or the laws of descent and distribution. Following transfer, any such Option shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, provided that for purposes of SECTION 12.2 hereof the term "Grantee" shall be deemed to refer to the transferee. The events of termination of the employment or other relationship of SECTION 11.4 hereof shall continue to be applied with respect to the original Grantee, following which the Option shall be exercisable by the transferee only to the extent and for the periods specified in SECTIONS 11.4, 11.5 or 11.6.

13. RESTRICTED STOCK

  13.1. GRANT OF RESTRICTED STOCK OR RESTRICTED STOCK UNITS.

     The Board may from time to time grant Restricted Stock or Restricted Stock Units to persons eligible to receive Grants under SECTION 6 hereof, subject to such restrictions, conditions and other terms as the Board may determine.

  13.2. RESTRICTIONS.

     At the time a Grant of Restricted Stock or Restricted Stock Units is made, the Board shall establish a period of time (the "Restricted Period") applicable to such Restricted Stock or Restricted Stock Units. Each Grant of Restricted Stock or Restricted Stock Units may be subject to a different Restricted Period. The Board may, in its sole discretion, at the time a Grant of Restricted Stock or Restricted Stock Units is made, prescribe restrictions in addition to or other than the expiration of the Restricted Period, including the satisfaction of corporate or individual performance objectives, which may be applicable to all or any portion of the Restricted Stock or Restricted Stock Units. Such performance objectives shall be established in writing by the Board prior to the ninetieth day of the year in which the Grant is made and while the outcome is substantially uncertain. Performance objectives shall be based on Stock price, market share, sales, earnings per share, return on equity or costs. Performance objectives may include positive results, maintaining the status quo or limiting economic losses. Subject to the second sentence of this SECTION 13.2, the Board also may, in its sole discretion, shorten or terminate the Restricted Period or waive any other restrictions applicable to all or a portion of the Restricted Stock or Restricted Stock Units. Neither Restricted Stock nor Restricted Stock Units may be sold, transferred, assigned, pledged or otherwise encumbered or disposed of during the Restricted Period or prior to the satisfaction of any other restrictions prescribed by the Board with respect to such Restricted Stock or Restricted Stock Units.

  13.3. RESTRICTED STOCK CERTIFICATES.

     The Company shall issue, in the name of each Grantee to whom Restricted Stock has been granted, stock certificates representing the total number of shares of Restricted Stock granted to the Grantee, as soon as reasonably practicable after the Grant Date. The Secretary of the Company shall hold such certificates for the Grantee's benefit until such time as the Restricted Stock is forfeited to the Company, or the restrictions lapse.

  13.4. RIGHTS OF HOLDERS OF RESTRICTED STOCK.

     Unless the Board otherwise provides in an Award Agreement, holders of Restricted Stock shall have the right to vote such Stock and the right to receive any dividends declared or paid with respect to such Stock. The Board may provide that any dividends paid on Restricted Stock must be reinvested in shares of Stock, which may or may not be subject to the same vesting conditions and restrictions applicable to such Restricted Stock. All distributions, if any, received by a Grantee with respect to Restricted Stock as a result of any stock split, stock dividend, combination of shares, or other similar transaction shall be subject to the restrictions applicable to the original Grant.

  13.5. RIGHTS OF HOLDERS OF RESTRICTED STOCK UNITS.

     Unless the Board otherwise provides in an Award Agreement, holders of Restricted Stock Units shall have no rights as stockholders of the Company. The Board may provide in an Award Agreement evidencing a Grant of Restricted Stock Units that the holder of such Restricted Stock Units shall be entitled to receive, upon the Company's payment of a cash dividend on its outstanding Stock, a cash payment for each Restricted Stock Unit held equal to the per-share dividend paid on the Stock. Such Award Agreement may also provide that such cash payment will be deemed reinvested in additional Restricted Stock Units at a price per unit equal to the Fair Market Value of a share of Stock on the date that such dividend is paid.

  13.6. TERMINATION OF EMPLOYMENT OR OTHER RELATIONSHIP.

     Upon the termination of the employment of a Grantee with the Company or a Service Provider or of a Service Provider's relationship with the Company, in either case other than, in the case of individuals, by reason of death or "permanent and total disability" (within the meaning of Section 22(e)(3) of the Code), any shares of Restricted Stock or Restricted Stock Units held by such Grantee that have not vested, or with respect to which all applicable restrictions and conditions have not lapsed, shall immediately be deemed forfeited, unless the Board, in its discretion, determines otherwise. Upon forfeiture of Restricted Stock or Restricted Stock Units, the Grantee shall have no further rights with respect to such Grant, including but not limited to any right to vote Restricted Stock or any right to receive dividends with respect to shares of Restricted Stock or Restricted Stock Units. Whether a leave of absence or leave on military or government service shall constitute a termination of employment or other relationship for purposes of the Plan shall be determined by the Board, which determination shall be final and conclusive. For purposes of the Plan, a termination of employment, service or other relationship shall not be deemed to occur if the Grantee is immediately thereafter employed with the Company or any other Service Provider, or is engaged as a Service Provider or an Outside Director of the Company. Whether a termination of a Service Provider's or an Outside

Director's relationship with the Company shall have occurred shall be determined by the Committee, which determination shall be final and conclusive.

  13.7. RIGHTS IN THE EVENT OF DEATH.

     If a Grantee dies while employed by the Company or a Service Provider, or while serving as a Service Provider, all Restricted Stock or Restricted Stock Units granted to such Grantee shall fully vest on the date of death, and the shares of Stock represented thereby shall be deliverable in accordance with the terms of the Plan to the executors, administrators, legatees or distributees of the Grantee's estate.

  13.8. RIGHTS IN THE EVENT OF DISABILITY.

     If a Grantee's employment or other relationship with the Company or a Service Provider, or while serving as a Service Provider, is terminated by reason of the "permanent and total disability" (within the meaning of Section 22(e)(3) of the Code) of such Grantee, such Grantee's Restricted Stock or Restricted Stock Units shall continue to vest in accordance with the applicable Award Agreement for a period of one year after such termination of employment or service (or such longer period as the Board, in its discretion, may determine prior to the expiration of such one-year period), subject to the earlier forfeiture of such Restricted Stock or Restricted Stock Units in accordance with the terms of the applicable Award Agreement. Whether a termination of employment or service is to be considered by reason of "permanent and total disability" for purposes of the Plan shall be determined by the Board, which determination shall be final and conclusive.

  13.9. DELIVERY OF STOCK AND PAYMENT THEREFOR.

     Upon the expiration or termination of the Restricted Period and the satisfaction of any other conditions prescribed by the Board, the restrictions applicable to shares of Restricted Stock or Restricted Stock Units shall lapse, and, upon payment by the Grantee to the Company, in cash or by check, of the aggregate par value of the shares of Stock represented by such Restricted Stock or Restricted Stock Units, a stock certificate for such shares shall be delivered, free of all such restrictions, to the Grantee or the Grantee's beneficiary or estate, as the case may be.

14. PARACHUTE LIMITATIONS

     Notwithstanding any other provision of this Plan or of any other agreement, contract, or understanding heretofore or hereafter entered into by a Grantee with the Company or any Subsidiary, except an agreement, contract, or understanding hereafter entered into that expressly modifies or excludes application of this paragraph (an "Other Agreement"), and notwithstanding any formal or informal plan or other arrangement for the direct or indirect provision of compensation to the Grantee (including groups or classes of participants or beneficiaries of which the Grantee is a member), whether or not such compensation is deferred, is in cash, or is in the form of a benefit to or for the Grantee (a "Benefit Arrangement"), if the Grantee is a "disqualified individual," as defined in Section 280G(c) of the Code, any Option, Restricted Stock or Restricted Stock Unit held by that Grantee and any right to receive any payment or other benefit under this Plan shall not become exercisable or vested
(i) to the extent that such right to exercise, vesting, payment, or benefit, taking into account all other rights, payments, or benefits to or for the Grantee under this Plan, all Other Agreements, and all Benefit Arrangements, would cause any payment or benefit to the Grantee under this Plan to be considered a "parachute payment" within the meaning of Section 280G(b)(2) of the Code as then in effect (a "Parachute Payment") and (ii) if, as a result of receiving a Parachute Payment, the aggregate after-tax amounts received by the Grantee from the Company under this Plan, all Other Agreements, and all Benefit Arrangements would be less than the maximum after-tax amount that could be received by the Grantee without causing any such payment or benefit to be considered a Parachute Payment. In the event that the receipt of any such right to exercise, vesting, payment, or benefit under this Plan, in conjunction with all other rights, payments, or benefits to or for the Grantee under any Other Agreement or any Benefit Arrangement would cause the Grantee to be considered to have received a Parachute Payment under this Plan that would have the effect of decreasing the after-tax amount received by the Grantee as described in clause
(ii) of the preceding sentence, then the Grantee shall have the right, in the Grantee's sole discretion, to designate those rights, payments, or benefits under this Plan, any Other Agreements, and any Benefit Arrangements that should be reduced or eliminated so as to avoid having the payment or benefit to the Grantee under this Plan be deemed to be a Parachute Payment.

15. REQUIREMENTS OF LAW

  15.1. GENERAL.

     The Company shall not be required to sell or issue any shares of Stock under any Grant if the sale or issuance of such shares would constitute a violation by the Grantee, any other individual exercising an Option, or the Company of any provision of any law or regulation of any governmental authority, including without limitation any federal or state securities laws or regulations. If at any time the Company shall determine, in its discretion, that the listing, registration or qualification of any shares subject to a Grant upon any securities exchange or under any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the issuance or purchase of shares hereunder, no shares of Stock may be issued or sold to the Grantee or any other individual exercising an Option pursuant to such Grant unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company, and any delay caused thereby shall in no way affect the date of termination of the Grant. Specifically, in connection with the Securities Act, upon the exercise of any Option or the delivery of any shares of Restricted Stock or Stock underlying Restricted Stock Units, unless a registration statement under such Act is in effect with respect to the shares of Stock covered by such Grant, the Company shall not be required to sell or issue such shares unless the Board has received evidence satisfactory to it that the Grantee or any other individual exercising an Option may acquire such shares pursuant to an exemption from registration under the Securities Act. Any determination in this connection by the Board shall be final, binding, and conclusive. The Company may, but shall in no event be obligated to, register any securities covered hereby pursuant to the Securities Act. The Company shall not be obligated to take any affirmative action in order to cause the exercise of an Option or the issuance of shares of Stock pursuant to the Plan to comply with any law or regulation of any governmental authority. As to any jurisdiction that expressly imposes the requirement that an Option shall not be exercisable until the shares of Stock covered by such Option are registered or are exempt from registration, the exercise of such Option (under circumstances in which the laws of such jurisdiction apply) shall be deemed conditioned upon the effectiveness of such registration or the availability of such an exemption.

  15.2. RULE 16b-3.

     During any time when the Company has a class of equity security registered under Section 12 of the Exchange Act, it is the intent of the Company that Grants pursuant to the Plan and the exercise of Options granted hereunder will qualify for the exemption provided by Rule 16b-3 under the Exchange Act. To the extent that any provision of the Plan or action by the Board does not comply with the requirements of Rule 16b-3, it shall be deemed inoperative to the extent permitted by law and deemed advisable by the Board, and shall not affect the validity of the Plan. In the event that Rule 16b-3 is revised or replaced, the Board may exercise its discretion to modify this Plan in any respect necessary to satisfy the requirements of, or to take advantage of any features of, the revised exemption or its replacement.

16. AMENDMENT AND TERMINATION OF THE PLAN

     The Board may, at any time and from time to time, amend, suspend, or terminate the Plan as to any shares of Stock as to which Grants have not been made; provided, however, that the Board shall not, without approval of the Company's stockholders, amend the Plan such that it does not comply with the Code. The Company may retain the right in an Award Agreement to cause a forfeiture of the gain realized by a Grantee on account of the Grantee taking actions in "competition with the Company," as defined in the applicable Award Agreement. Furthermore, the Company may annul a Grant if the Grantee is an employee of the Company or an affiliate and is terminated "for cause" as defined in the applicable Award Agreement. Except as permitted under this SECTION 16 or
SECTION 17 hereof, no amendment, suspension, or termination of the Plan shall, without the consent of the Grantee, alter or impair rights or obligations under any Grant theretofore awarded under the Plan.

17. EFFECT OF CHANGES IN CAPITALIZATION

  17.1. CHANGES IN STOCK.

     If the number of outstanding shares of Stock is increased or decreased or the shares of Stock are changed into or exchanged for a different number or kind of shares or other securities of the Company on account of any recapitalization, reclassification, stock split, reverse split, combination of shares, exchange of shares, stock dividend or other distribution payable in capital stock, or other increase or decrease in such shares effected without receipt of consideration by the Company occurring after the Effective Date, the number and kinds of shares for which Grants of Options, Restricted Stock and Restricted Stock Units may be made under the Plan shall be adjusted proportionately and accordingly by the Company. In addition, the number and kind of shares for which Grants are outstanding shall be adjusted proportionately and accordingly so that the proportionate interest of the Grantee immediately following such event shall, to the extent practicable, be the same as immediately before such event. Any such adjustment in outstanding Options shall not change the aggregate Option Price payable with respect to shares that are subject to the unexercised portion of an Option outstanding but shall include a corresponding proportionate adjustment in the Option Price per share. The conversion of any convertible securities of the Company shall not be treated as an increase in shares effected without receipt of consideration.

  17.2. REORGANIZATION IN WHICH THE COMPANY IS THE SURVIVING ENTITY AND IN WHICH NO CHANGE OF CONTROL OCCURS.

     Subject to SECTION 17.3 hereof, if the Company shall be the surviving entity in any reorganization, merger, or consolidation of the Company with one or more other entities in which no Change in Control occurs, any Option theretofore granted pursuant to the Plan shall pertain to and apply to the securities to which a holder of the number of shares of Stock subject to such Option would have been entitled immediately following such reorganization, merger, or consolidation, with a corresponding proportionate adjustment of the Option Price per share so that the aggregate Option Price thereafter shall be the same as the aggregate Option Price of the shares remaining subject to the Option immediately prior to such reorganization, merger, or consolidation. Subject to any contrary language in an Award Agreement evidencing a Grant of Restricted Stock, any restrictions applicable to such Restricted Stock shall apply as well to any replacement shares received by the Grantee as a result of the reorganization, merger or consolidation.

  17.3. REORGANIZATION, SALE OF ASSETS OR SALE OF STOCK WHICH INVOLVES A CHANGE OF CONTROL.

     Subject to the exceptions set forth in the last sentence of this SECTION 17.3, (i) upon the occurrence of a Change of Control, all outstanding shares of Restricted Stock and Restricted Stock Units shall be deemed to have vested, and all restrictions and conditions applicable to such shares of Restricted Stock and Restricted Stock Units shall be deemed to have lapsed, immediately prior to the occurrence of such Change of Control, and (ii) fifteen days prior to the scheduled consummation of a Change of Control, all Options outstanding hereunder shall become immediately exercisable and shall remain exercisable for a period of fifteen days. Any exercise of an Option during such fifteen-day period shall be conditioned upon the consummation of the event and shall be effective only immediately before the consummation of the event. Upon consummation of any Change of Control, the Plan and all outstanding but unexercised Options shall terminate. The Board shall send written notice of an event that will result in such a termination to all individuals who hold Options not later than the time at which the Company gives notice thereof to its stockholders. This SECTION 17.3 shall not apply to any Change of Control to the extent that (A) provision is made in writing in connection with such Change of Control for the continuation of the Plan or the assumption of the Options, Restricted Stock and Restricted Stock Units theretofore granted, or for the substitution for such Options, Restricted Stock and Restricted Stock Units of new options, restricted stock and restricted stock units covering the stock of a successor entity, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kinds of shares or units and exercise prices, in which event the Plan and Options, Restricted Stock and Restricted Stock Units theretofore granted shall continue in the manner and under the terms so provided or (B) a majority of the full Board determines that such Change of Control shall not trigger application of the provisions of this SECTION 17.3 subject to SECTION 25.

  17.4. ADJUSTMENTS.

     Adjustments under this SECTION 17 related to shares of Stock or securities of the Company shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. No fractional shares or other securities shall be issued pursuant to any such adjustment, and any fractions resulting from any such adjustment shall be eliminated in each case by rounding downward to the nearest whole share.

  17.5. NO LIMITATIONS ON COMPANY.

     The making of Grants pursuant to the Plan shall not affect or limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure or to merge, consolidate, dissolve, or liquidate, or to sell or transfer all or any part of its business or assets.

18. DISCLAIMER OF RIGHTS

     No provision in the Plan or in any Grant or Award Agreement shall be construed to confer upon any individual the right to remain in the employ or service of the Company or any affiliate, or to interfere in any way with any contractual or other right or authority of the Company or Service Provider either to increase or decrease the compensation or other payments to any individual at any time, or to terminate any employment or other relationship between any individual and the Company. In addition, notwithstanding anything contained in the Plan to the contrary, unless otherwise stated in the applicable Award Agreement, no Grant awarded under the Plan shall be affected by any change of duties or position of the Optionee, so long as such Grantee continues to be a director, officer, consultant or employee of the Company. The obligation of the Company to pay any benefits pursuant to this Plan shall be interpreted as a contractual obligation to pay only those amounts described herein, in the manner and under the conditions prescribed herein. The Plan shall in no way be interpreted to require the Company to transfer any amounts to a third party trustee or otherwise hold any amounts in trust or escrow for payment to any participant or beneficiary under the terms of the Plan. No Grantee shall have any of the rights of a stockholder with respect to the shares of Stock subject to an Option except to the extent the certificates for such shares of Stock shall have been issued upon the exercise of the Option.

19. NONEXCLUSIVITY OF THE PLAN

     Neither the adoption of the Plan nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations upon the right and authority of the Board to adopt such other incentive compensation arrangements (which arrangements may be applicable either generally to a class or classes of individuals or specifically to a particular individual or particular individuals) as the Board in its discretion determines desirable, including, without limitation, the granting of stock options otherwise than under the Plan.

20. WITHHOLDING TAXES

     The Company or a Subsidiary, as the case may be, shall have the right to deduct from payments of any kind otherwise due to a Grantee any Federal, state, or local taxes of any kind required by law to be withheld with respect to the vesting of or other lapse of restrictions applicable to Restricted Stock or Restricted Stock Units or upon the issuance of any shares of Stock upon the exercise of an Option. At the time of such vesting, lapse, or exercise, the Grantee shall pay to the Company or the Subsidiary, as the case may be, any amount that the Company or the Subsidiary may reasonably determine to be necessary to satisfy such withholding obligation. Subject to the prior approval of the Company or the Subsidiary, which may be withheld by the Company or the Subsidiary, as the case may be, in its sole discretion, the Grantee may elect to satisfy such obligations, in whole or in part, (i) by causing the Company or the Subsidiary to withhold shares of Stock otherwise issuable to the Grantee or (ii) by delivering to the Company or the Subsidiary shares of Stock already owned by the Grantee. The shares of Stock so delivered or withheld shall have an aggregate Fair Market Value equal to such withholding obligations. The Fair Market Value of the shares of Stock used to satisfy such withholding obligation shall be determined by the Company or the Subsidiary as of the date that the amount of tax to be withheld is to be determined. A Grantee who has made an election pursuant to this

SECTION 20 may satisfy his or her withholding obligation only with shares of Stock that are not subject to any repurchase, forfeiture, unfulfilled vesting, or other similar requirements.

21. CAPTIONS

     The use of captions in this Plan or any Award Agreement is for the convenience of reference only and shall not affect the meaning of any provision of the Plan or such Award Agreement.

22. OTHER PROVISIONS

     Each Grant awarded under the Plan may contain such other terms and conditions not inconsistent with the Plan as may be determined by the Board, in its sole discretion.

23. NUMBER AND GENDER

     With respect to words used in this Plan, the singular form shall include the plural form, the masculine gender shall include the feminine gender, etc., as the context requires.

24. SEVERABILITY

     If any provision of the Plan or any Award Agreement shall be determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions hereof and thereof shall be severable and enforceable in accordance with their terms, and all provisions shall remain enforceable in any other jurisdiction.

25. POOLING

     Notwithstanding anything in the Plan to the contrary, if any right under or feature of the Plan would cause to be ineligible for pooling of interest accounting a transaction that would, but for the right or feature hereunder, be eligible for such accounting treatment, the Board may modify or adjust the right or feature so that the transaction will be eligible for pooling of interest accounting. Such modification or adjustment may include payment of cash or issuance to a Grantee of Stock having a Fair Market Value equal to the cash value of such right or feature.

26. GOVERNING LAW

     The validity and construction of this Plan and the instruments evidencing the Grants awarded hereunder shall be governed by the laws of the State of Delaware.

                                    *  *  *

     The Plan was duly adopted and approved by the Board of Directors of the
Company as of the      day of April 1998.

                                            /s/

                                            ------------------------------------

     The Plan was duly approved by the stockholders of the Company on the day of May, 1998.

                                            /s/
                                            ------------------------------------

                                                                       EXHIBIT E

                           ARIZONA DISSENTERS' RIGHTS
                      (SECTIONS 10-1301 THROUGH 10-1331 OF
                     THE ARIZONA BUSINESS CORPORATION ACT)

ARTICLE 1. DISSENT AND PAYMENT FOR SHARES

SECTION 10-1301. DEFINITIONS

     In this article, unless the context otherwise requires:

          1. "Beneficial shareholder" means the person who is a beneficial owner of shares held in a voting trust or by a nominee as the record shareholder.

          2. "Corporation" means the issuer of the shares held by a dissenter before the corporate action or the surviving or acquiring corporation by merger or share exchange of that issuer.

          3. "Dissenter" means a shareholder who is entitled to dissent from corporate action under section 10-1302 and who exercises that right when and in the manner required by article 2 of this chapter.

          4. "Fair value" with respect to a dissenter's shares means the value of the shares immediately before the effectuation of the corporate action to which the dissenter objects, excluding any appreciation or depreciation in anticipation of the corporate action unless exclusion is inequitable.

          5. "Interest" means interest from the effective date of the corporate action until the date of payment at the average rate currently paid by the corporation on its principal bank loans or, if none, at a rate that is fair and equitable under the circumstances.

          6. "Record shareholder" means the person in whose name shares are registered in the records of a corporation or the beneficial owner of shares to the extent of the rights granted by a nominee certificate on file with a corporation.

          7. "Shareholder" means the record shareholder or the beneficial shareholder.

SECTION 10-1302. RIGHT TO DISSENT

     A. A shareholder is entitled to dissent from and obtain payment of the fair value of the shareholder's shares in the event of any of the following corporate actions:

          1. Consummation of a plan of merger to which the corporation is a party if either:

             (a) Shareholder approval is required for the merger by section 10-1103 or the articles of incorporation and if the shareholder is entitled to vote on the merger.

             (b) The corporation is a subsidiary that is merged with its parent under section 10-1104.

          2. Consummation of a plan of share exchange to which the corporation is a party as the corporation whose shares will be acquired, if the shareholder is entitled to vote on the plan.

          3. Consummation of a sale or exchange of all or substantially all of the property of the corporation other than in the usual and regular course of business, if the shareholder is entitled to vote on the sale or exchange, including a sale in dissolution, but not including a sale pursuant to a court order or a sale for cash pursuant to a plan by which all or substantially all of the net proceeds of the sale will be distributed to the shareholders within one year after the date of sale.

          4. An amendment of the articles of incorporation that materially and adversely affects rights in respect of a dissenter's shares because it either:

             (a) Alters or abolishes a preferential right of the shares.

             (b) Creates, alters or abolishes a right in respect of redemption, including a provision respecting a sinking fund for the redemption or repurchase, of the shares.

             (c) Alters or abolishes a preemptive right of the holder of the shares to acquire shares or other securities.

             (d) Excludes or limits the right of the shares to vote on any matter or to cumulate votes other than a limitation by dilution through issuance of shares or other securities with similar voting rights.

             (e) Reduces the number of shares owned by the shareholder to a fraction of a share if the fractional share so created is to be acquired for cash under section 10-604.

          5. Any corporate action taken pursuant to a shareholder vote to the extent the articles of incorporation, the bylaws or a resolution of the board of directors provides that voting or nonvoting shareholders are entitled to dissent and obtain payment for their shares.

     B. A shareholder entitled to dissent and obtain payment for his shares under this chapter may not challenge the corporate action creating the shareholder's entitlement unless the action is unlawful or fraudulent with respect to the shareholder or the corporation.

     C. This section does not apply to the holders of shares of any class or series if the shares of the class or series are redeemable securities issued by a registered investment company as defined pursuant to the investment company act of 1940 (15 United States Code section 80a-l through 80a-64).

     D. Unless the articles of incorporation of the corporation provide otherwise, this section does not apply to the holders of shares of a class or series if the shares of the class or series were registered on a national securities exchange, were listed on the national market systems of the national association of securities dealers automated quotation system or were held of record by at least two thousand shareholders on the date fixed to determine the shareholders entitled to vote on the proposed corporate action.

SECTION 10-1303. DISSENT BY NOMINEES AND BENEFICIAL OWNERS

     A. A record shareholder may assert dissenters' rights as to fewer than all of the shares registered in the record shareholder's name only if the record shareholder dissents with respect to all shares beneficially owned by any one person and notifies the corporation in writing of the name and address of each person on whose behalf the record shareholder asserts dissenters' rights. The rights of a partial dissenter under this subsection are determined as if the shares as to which the record shareholder dissents and the record shareholder's other shares were registered in the names of different shareholders.

     B. A beneficial shareholder may assert dissenters' rights as to shares held on the beneficial shareholder's behalf only if both:

          1. The beneficial shareholder submits to the corporation the record shareholder's written consent to the dissent not later than the time the beneficial shareholder asserts dissenters' rights.

          2. The beneficial shareholder does so with respect to all shares of which the beneficial shareholder is the beneficial shareholder or over which the beneficial shareholder has power to direct the vote.

ARTICLE 2. PROCEDURE FOR EXERCISE OF DISSENTERS' RIGHTS

SECTION 10-1320. NOTICE OF DISSENTERS' RIGHTS

     A. If proposed corporate action creating dissenters' rights under section 10-1302 is submitted to a vote at a shareholders' meeting, the meeting notice shall state that shareholders are or may be entitled to assert dissenters' rights under this article and shall be accompanied by a copy of this article.

     B. If corporate action creating dissenters' rights under section 10-1302 is taken without a vote of shareholders, the corporation shall notify in writing all shareholders entitled to assert dissenters' rights that the action was taken and shall send them the dissenters' notice described in section 10-1322.

SECTION 10-1321. NOTICE OF INTENT TO DEMAND PAYMENT

     A. If proposed corporate action creating dissenters' rights under section 10-1302 is submitted to a vote at a shareholders' meeting, a shareholder who wishes to assert dissenters' rights shall both:

          1. Deliver to the corporation before the vote is taken written notice of the shareholder's intent to demand payment for the shareholder's shares if the proposed action is effectuated.

          2. Not vote the shares in favor of the proposed action.

     B. A shareholder who does not satisfy the requirements of subsection A of this section is not entitled to payment for the shares under this article.

SECTION 10-1322. DISSENTERS' NOTICE

     A. If proposed corporate action creating dissenters' rights under section 10-1302 is authorized at a shareholders' meeting, the corporation shall deliver a written dissenters' notice to all shareholders who satisfied the requirements of section 10-1321.

     B. The dissenters' notice shall be sent no later than ten days after the corporate action is taken and shall:

          1. State where the payment demand must be sent and where and when certificates for certificated shares shall be deposited.

          2. Inform holders of uncertificated shares to what extent transfer of the shares will be restricted after the payment demand is received.

          3. Supply a form for demanding payment that includes the date of the first announcement to news media or to shareholders of the terms of the proposed corporate action and that requires that the person asserting dissenters' rights certify whether or not the person acquired beneficial ownership of the shares before that date.

          4. Set a date by which the corporation must receive the payment demand, which date shall be at least thirty but not more than sixty days after the date the notice provided by subsection A of this section is delivered.

          5. Be accompanied by a copy of this article.

SECTION 10-1323. DUTY TO DEMAND PAYMENT

     A. A shareholder sent a dissenters' notice described in section 10-1322 shall demand payment, certify whether the shareholder acquired beneficial ownership of the shares before the date required to be set forth in the dissenters' notice pursuant to section 10-1322, subsection B, paragraph 3 and deposit the shareholder's certificates in accordance with the terms of the notice.

     B. A shareholder who demands payment and deposits the shareholder's certificates under subsection A of this section retains all other rights of a shareholder until these rights are canceled or modified by the taking of the proposed corporate action.

     C. A shareholder who does not demand payment or does not deposit the shareholder's certificates if required, each by the date set in the dissenters' notice, is not entitled to payment for the shareholder's shares under this article.

SECTION 10-1324. SHARE RESTRICTIONS

     A. The corporation may restrict the transfer of uncertificated shares from the date the demand for their payment is received until the proposed corporate action is taken or the restrictions are released under section 10-1326.

     B. The person for whom dissenters' rights are asserted as to uncertificated shares retains all other rights of a shareholder until these rights are canceled or modified by the taking of the proposed corporate action.

SECTION 10-1325. PAYMENT

     A. Except as provided in section 10-1327, as soon as the proposed corporate action is taken, or if such action is taken without a shareholder vote, on receipt of a payment demand, the corporation shall pay each dissenter who complied with section 10-1323 the amount the corporation estimates to be the fair value of the dissenter's shares plus accrued interest.

     B. The payment shall be accompanied by all of the following:

          1. The corporation's balance sheet as of the end of a fiscal year ending not more than sixteen months before the date of payment, an income statement for that year, a statement of changes in shareholders' equity for that year and the latest available interim financial statements, if any.

          2. A statement of the corporation's estimate of the fair value of the shares.

          3. An explanation of how the interest was calculated.

          4. A statement of the dissenter's right to demand payment under section 10-1328.

          5. A copy of this article.

SECTION 10-1326. FAILURE TO TAKE ACTION

     A. If the corporation does not take the proposed action within sixty days after the date set for demanding payment and depositing share certificates, the corporation shall return the deposited certificates and release the transfer restrictions imposed on uncertificated shares.

     B. If after returning deposited certificates and releasing transfer restrictions, the corporation takes the proposed action, it shall send a new dissenters' notice under section 10-1322 and shall repeat the payment demand procedure.

SECTION 10-1327. AFTER-ACQUIRED SHARES

     A. A corporation may elect to withhold payment required by section 10-1325 from a dissenter unless the dissenter was the beneficial owner of the shares before the date set forth in the dissenters' notice as the date of the first announcement to news media or to shareholders of the terms of the proposed corporate action.

     B. To the extent the corporation elects to withhold payment under subsection A of this section, after taking the proposed corporate action, it shall estimate the fair value of the shares plus accrued interest and shall pay this amount to each dissenter who agrees to accept it in full satisfaction of his demand. The corporation shall send with its offer a statement of its estimate of the fair value of the shares, an explanation of how the interest was calculated and a statement of the dissenters' right to demand payment under section 10-1328.

SECTION 10-1328. PROCEDURE IF SHAREHOLDER DISSATISFIED WITH PAYMENT OR OFFER

     A. A dissenter may notify the corporation in writing of the dissenter's own estimate of the fair value of the dissenter's shares and amount of interest due and either demand payment of the dissenter's estimate, less any payment under section 10-1325, or reject the corporation's offer under section 10-1327 and demand payment of the fair value of the dissenter's shares and interest due, if either:

          1. The dissenter believes that the amount paid under section 10-1325 or offered under section 10-1327 is less than the fair value of the dissenter's shares or that the interest due is incorrectly calculated.

          2. The corporation fails to make payment under section 10-1325 within sixty days after the date set for demanding payment.

          3. The corporation, having failed to take the proposed action, does not return the deposited certificates or does not release the transfer restrictions imposed on uncertificated shares within sixty days after the date set for demanding payment.

     B. A dissenter waives the right to demand payment under this section unless the dissenter notifies the corporation of the dissenter's demand in writing under subsection A of this section within thirty days after the corporation made or offered payment for the dissenter's shares.

ARTICLE 3. JUDICIAL APPRAISAL OF SHARES

SECTION 10-1330. COURT ACTION

     A. If a demand for payment under section 10-1328 remains unsettled, the corporation shall commence a proceeding within sixty days after receiving the payment demand and shall petition the court to determine the fair value of the shares and accrued interest. If the corporation does not commence the proceeding within the sixty day period, it shall pay each dissenter whose demand remains unsettled the amount demanded.

     B. The corporation shall commence the proceeding in the court in the county where a corporation's principal office or, if none in this state, its known place of business is located. If the corporation is a foreign corporation without a known place of business in this state, it shall commence the proceeding in the county in this state where the known place of business of the domestic corporation was located.

     C. The corporation shall make all dissenters, whether or not residents of this state, whose demands remain unsettled parties to the proceeding as in an action against their shares, and all parties shall be served with a copy of the petition. Nonresidents may be served by certified mail or by publication as provided by law or by the Arizona rules of civil procedure.

     D. The jurisdiction of the court in which the proceeding is commenced under subsection B of this section is plenary and exclusive. There is no right to trial by jury in any proceeding brought under this section. The court may appoint a master to have the powers and authorities as are conferred on masters by law, by the Arizona rules of civil procedure or by the order of appointment. The master's report is to exceptions to be heard before the court, both on the law and the facts. The dissenters are entitled to the same discovery rights as parties in other civil proceedings.

     E. Each dissenter made a party to the proceeding is entitled to judgment either:

          1. For the amount, if any, by which the court finds the fair value of his shares plus interest exceeds the amount paid by the corporation.

          2. For the fair value plus accrued interest of the dissenter's after-acquired shares for which the corporation elected to withhold payment under section 10-1327.

SECTION 10-1331. COURT COSTS AND ATTORNEY FEES

     A. The court in an appraisal proceeding commenced under section 10-1330 shall determine all costs of the proceeding, including the reasonable compensation and expenses of any master appointed by the court. The court shall assess the costs against the corporation, except that the court shall assess costs against all or some of the dissenters to the extent the court finds that the fair value does not materially exceed the amount offered by the corporation pursuant to sections 10-1325 and 10-1327 or that the dissenters acted arbitrarily, vexatiously or not in good faith in demanding payment under section 10-1328.

     B. The court may also assess the fees and expenses of attorneys and experts for the respective parties in amounts the court finds equitable either:

          1. Against the corporation and in favor of any or all dissenters if the court finds that the corporation did not substantially comply with the requirements of article 2 of this chapter.

          2. Against the dissenter and in favor of the corporation if the court finds that the fair value does not materially exceed the amount offered by the corporation pursuant to sections 10-1325 and 10-1327.

          3. Against either the corporation or a dissenter in favor of any other party if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously or not in good faith with respect to the rights provided by this chapter.

     C. If the court finds that the services of an attorney for any dissenter were of substantial benefit to other dissenters similarly situated and that the fees for those services should not be assessed against the corporation, the court may award to these attorneys reasonable fees to be paid out of the amounts awarded the dissenters who were benefited.

PROXY             PHOTOCOMM, INC. D/B/A GOLDEN GENESIS COMPANY

                  ANNUAL MEETING OF STOCKHOLDERS MAY 27, 1998
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    Jeffrey H. Coors and John K. Coors and each of them, as proxies, with full power of substitution in each of them, are hereby authorized to represent and to vote, as designated below and on the reverse side, on all proposals and in the direction of the proxies on such other matters as may properly come before the annual meeting of stockholders of Photocomm, Inc. d/b/a Golden Genesis Company (the "Company") to be held on May 27, 1998 or any adjournment(s), postponement(s), or other delay(s) thereof (the "Annual Meeting"), all shares of stock of the Company to which the undersigned is entitled to vote at the Annual Meeting.

    UNLESS OTHERWISE DIRECTED, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1, 2, 3 AND 4 AND WILL BE VOTED IN THE DISCRETION OF THE PROXIES ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING. THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" PROPOSALS 1, 2, 3 AND 4.

(1) Election of the following nominees as Directors to serve in such capacities until their successors are duly elected and qualified:

  Jeffrey H. Coors     John K. Coors      Jed J. Burnham
  Norman E. Miller  Gerritt J. Wolfaardt   John Markle

    (Authority to vote for any nominee(s) may be withheld by lining through the name(s) of any such nominee(s).)

      [ ]  FOR all nominees                [ ]  WITHHOLD authority for all
   [ ]  WITHHOLD authority to vote only for the directors written on the line below:

--------------------------------------------------------------------------------

(2) Proposal to approve the reincorporation of the Company into a Delaware corporation pursuant to an Agreement and Plan of Merger with a corporation to be formed by the Company in Delaware.

        [ ]  FOR                [ ]  AGAINST                [ ]  ABSTAIN

                           (Please see reverse side)

(3) Proposal to approve the Company's 1998 Stock Option and Incentive Plan.

        [ ]  FOR                [ ]  AGAINST                [ ]  ABSTAIN

(4) Ratification of the selection of Price Waterhouse LLP to audit the consolidated financial statements of the Company for the fiscal year ending December 31, 1998.

        [ ]  FOR                [ ]  AGAINST                [ ]  ABSTAIN

    [ ] Please check this box if you expect to attend the Annual Meeting in person.

                                           Date:
                                           -------------------------------------

                                           -------------------------------------
                                                         Sign Here

                                           -------------------------------------
                                                Signature (if held jointly)

                                           -------------------------------------
                                            Capacity (Title or Authority, i.e.
                                                    Executor, Trustee)

                                           (Please sign exactly as name appears
                                           to the left, date and return. If
                                           shares are held by joint tenants,
                                           both should sign. When signing as
                                           attorney, executor, administrator,
                                           trustee or guardian, please give full
                                           title as such. If a corporation,
                                           please sign in full corporate name by
                                           president or other authorized
                                           officer. If a partnership, please
                                           sign in partnership name by
                                           authorized person.)

                  PLEASE SIGN, DATE AND MAIL YOUR PROXY TODAY